As filed with the Securities and Exchange Commission

                                on July 21, 1999.

                         Securities Act File No. 2-17613



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / x /

     Pre-Effective Amendment No. /____/ Post-Effective Amendment No. /____/

                                    IVY FUND
               (Exact Name of Registrant as Specified in Charter)

   Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, FL 33432
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 456-5111
                  (Registrant's Area Code and Telephone Number)

                                 with copies to:

C. William Ferris                Joseph R. Fleming
Ivy Management, Inc.             Dechert Price & Rhoads
Via Mizner Financial Plaza       Ten Post Office Square - South
700 South Federal Highway        Boston, MA  02109-4603
Boca Raton, FL  33432

                  Approximate Date of Proposed Public Offering:
                          As soon as practicable after
                 this Registration Statement becomes effective.

                      Title of Securities Being Registered:
                  Shares of Beneficial Interest (no par value)
           of Ivy US Emerging Growth Fund, a Series of the Registrant



         It is proposed that this filing will become effective on August 20, 1999 pursuant to Rule 488 under the Securities Act of 1933.


The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon
Section 24(f).

                                              CROSS REFERENCE SHEET
                                               CROSS REFERENCE SHEET

Pursuant to Rule 481(a) Under the Securities Act of 1933


Item of Form N-14                                            Location in the Prospectus

PART A
1.       Beginning of Registration Statement and Outside     Cross Reference Sheet; Notice of Special Meeting of
     Front Cover Page of Prospectus                          Shareholders
2.       Beginning and Outside Back Cover Page of            Table of Contents
     Prospectus
3.       Fee Table, Synopsis Information, and Risk Factors   Synopsis - Fees and Expenses; Special Considerations
                                                             and Risk Factors
4.       Information About the Transactions                  Synopsis - The Proposed Reorganization
5.       Information About the Registrant                    Synopsis; Special Considerations and Risk Factors;
                                                             Additional Information
6.       Information About the Company Being Acquired        Synopsis; Special Considerations and Risk Factors;
                                                             Additional Information
7.       Voting Information                                  Notice of Special Meeting of Shareholders; Introduction
8.       Interest of Certain Persons and Experts             Special Considerations and Risk Factors
9.       Additional Information Required for Reoffering by   (Not Applicable)
     Persons Deemed to be Underwriters
PART B                                                       Statement of Additional
                                                               Information Caption
10.      Cover Page                                          Outside Cover Page
11.      Table of Contents                                   Table of Contents
12.      Additional Information about the Registrant         Incorporation of Documents by Reference in Statement of
                                                             Additional Information
13.      Additional Information about the Company Being      Not Applicable
     Acquired
14.      Financial Statements                                Exhibits to Statement of Additional Information
PART C
15 - 17                                                      Information required to be included in Part C is set
                                                             forth   under   the
                                                             appropriate   Item,
                                                             so   numbered,   in
                                                             Part   C  of   this
                                                             Registration
                                                             Statement.


                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                              THE FAHNESTOCK FUNDS
                        Hudson Capital Appreciation Fund
                                125 Broad Street
                            New York, New York 10004

                                                                       [DATE]

Dear Shareholder:

     A special meeting of shareholders of Hudson Capital Appreciation Fund ("Hudson Capital"), a series of The Fahnestock Funds ("Fahnestock"), has been called for September 22, 1999, at which the shareholders of Hudson Capital will be asked to consider a proposal for combining the assets of Hudson Capital with the assets of Ivy US Emerging Growth Fund ("Ivy US Growth"), a series of Ivy Fund that has investment objectives and policies that are similar to those of Hudson Capital. The proposal was reviewed and unanimously endorsed by the Board of Trustees of Fahnestock, on behalf of Hudson Capital, as in the best interests of Hudson Capital and its shareholders.

         As a result of the proposed transaction, Hudson Capital would be combined with Ivy US Growth, and you would become a shareholder of Ivy US Growth, receiving shares of Ivy US Growth having an aggregate net asset value equal to the aggregate net asset value of your investment in Hudson Capital. Current Class A and Class N shareholders of Hudson Capital will receive Class A shares of Ivy US Growth and current Class B shareholders of Hudson Capital will receive Class B shares of Ivy US Growth. WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

         No sales charge will be imposed on the transaction and the closing of the transaction will be conditioned upon receiving an opinion of counsel to the effect that the proposed transaction will qualify as a tax-free reorganization for Federal income tax purposes.

         Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than September 21, 1999.

         NOTE: You may receive more than one proxy package if you hold shares of Hudson Capital in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each.

                                                      Sincerely,


                                                      [Name]
                                                      [Title]
                                                      The Fahnestock Funds

                              THE FAHNESTOCK FUNDS
                        Hudson Capital Appreciation Fund
                                125 Broad Street
                            New York, New York 10004

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             To Be Held on September 22, 1999

To the Shareholders of
Hudson Capital Appreciation Fund, a series of The Fahnestock Funds

         Notice is hereby given that a Special Meeting of Shareholders of Hudson Capital Appreciation Fund ("Hudson Capital"), a series of The Fahnestock Funds ("Fahnestock"), a Massachusetts business trust, will be held at the offices of Fahnestock, 125 Broad Street, New York, New York 10004, at [ ] [a][p]. m. (Eastern time), on September 22, 1999, for the following purposes:

1. To consider and act upon an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets of Hudson Capital to Ivy US Emerging Growth Fund ("Ivy US Growth") in exchange for Ivy US Growth Class A and Class B shares, the distribution of such Ivy US Growth Class A shares to Class A and Class N shareholders of Hudson Capital and such Ivy US Growth Class B shares to Class B shareholders of Hudson Capital, and the subsequent liquidation of Hudson Capital; and

2. To transact such other business as may properly come before the meeting, or any adjournment of the meeting.

         The Board of Trustees of Fahnestock has fixed the close of business on [ ], 1999, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                       By order of the Board of Trustees,




[                                                   ]
[DATE]

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

         YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                TABLE OF CONTENTS

                           PROXY STATEMENT/PROSPECTUS
                                    [ ], 1999

                  Relating to the acquisition of the assets of
                        HUDSON CAPITAL APPRECIATION FUND
                              a separate series of
                              THE FAHNESTOCK FUNDS
                                125 Broad Street
                            New York, New York 10004
                                       (800) 367-0068

                             by and in exchange for
                          Class A and Class B shares of
                           IVY US EMERGING GROWTH FUND
                              a separate series of
                                    IVY FUND
                           Via Mizner Financial Plaza
                            700 South Federal Highway
                                    Suite 300
                            Boca Raton, Florida 33432
                                 (800) 456-5111


                                  INTRODUCTION

                  This Proxy Statement/Prospectus is being furnished to shareholders of Hudson Capital Appreciation Fund ("Hudson Capital"), a separate series of The Fahnestock Funds ("Fahnestock"), in connection with a proposed reorganization (the "Reorganization") in which all or substantially all of the assets of Hudson Capital would be acquired by Ivy US Emerging Growth Fund ("Ivy US Growth"), a separate series of Ivy Fund, in exchange solely for Class A and Class B voting shares of beneficial interest of Ivy US Growth. Class A shares of Ivy US Growth thereby received would then be distributed to the Class A and Class N shareholders of Hudson Capital and Class B shares of Ivy US Growth would then be distributed to Class B shareholders of Hudson Capital, in complete liquidation of Hudson Capital and Hudson Capital would be abolished as a series of Fahnestock. As a result of the Reorganization, each shareholder of Hudson Capital would receive that number of full and fractional Class A and Class B shares of Ivy US Growth having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Class A, Class N and Class B shares of Hudson Capital, as the case may be, held as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). Shareholders of Hudson Capital are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which such transactions, as described more fully below, would be consummated. A copy of the Plan is attached hereto as Exhibit A.

                  In the descriptions of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not Hudson Capital whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by either Hudson Capital or Ivy US Growth (each a "Fund" and together the "Funds"), although all actions are actually taken either by Fahnestock or Ivy Fund (together with Fahnestock, the "Trusts"), on behalf of the applicable Fund.

                  This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about Ivy US Growth that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Ivy US Growth, see the prospectus for Ivy US Growth dated May 3, 1999, as may be supplemented from time to time, which is included herewith as Exhibit B and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by Ivy US Growth's annual report to shareholders for the fiscal year ended December 31, 1998, which is included herewith as Exhibit C. Information about Hudson Capital is incorporated by reference from the prospectus of Hudson Capital, dated May 1, 1999, as may be supplemented from time to time, and is available upon request from Hudson Capital without charge.

                  The Statement of Additional Information for Ivy US Growth, dated May 3, 1999, is incorporated herein by reference and may be obtained upon request and without charge by calling Ivy US Growth at the above telephone number or writing Ivy US Growth at the above address. A Statement of Addition information, dated [ , 1999,]containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy can be obtained upon request and without charge by writing to Hudson Capital at the address above or by calling Hudson Capital's transfer agent toll-free at (800) 367-0068. Shareholder inquiries regarding Ivy US Growth may be made by calling Ivy US
Growth's distributor toll-free at (800) 456-5111. Shareholder inquiries regarding Hudson Capital may be made by calling Hudson Capital's transfer agent toll free at (800) 367-0068. The information contained herein concerning Hudson Capital has been provided by, and is included herein in reliance upon, Hudson Capital. The information contained herein concerning Ivy US Growth has been provided by, and is included herein in reliance upon, Ivy US Growth.

                  Ivy US Growth and Hudson Capital are diversified series of shares of beneficial interest of, respectively, Ivy Fund and Fahnestock. Ivy Fund and Fahnestock are open-end management investment companies organized as Massachusetts business trusts. The principal investment objective of Ivy US Growth is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. The principal objective of Hudson Capital is long-term capital appreciation through investment in equity securities. There can be no assurance that either Fund will achieve its investment objective.

                  The investment objective, policies and restrictions of Ivy US Growth (and, consequently, the risks of investing in it) are similar to those of Hudson Capital, but differ in certain respects. For a comparative discussion of these differences, see "Principal Risk Factors" and "Comparison of Investment Objectives, Policies and Restrictions" in this Proxy Statement/Prospectus.

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   NOR  PASSED   UPON  THE   ACCURACY   OR   ADEQUACY  OF  THIS  PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  Proxies  from the  shareholders  of Hudson  Capital  are being solicited by the Board of Trustees of Fahnestock, on behalf of Hudson Capital, for the Special Meeting of Shareholders to be held on [September 22], 1999, at Fahnestock's offices at 125 Broad Street, New York, New York, 10004 at [ ] [a][p].m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting, Letter of Information Required in the Proxy Statement/Prospectus and the proxy card(s) are being mailed to shareholders on or about [ ], 1999. A proxy may be revoked at any time at or before the Meeting by written notice to the Secretary of Fahnestock or by voting in person at the Meeting. Unless revoked, all properly executed proxies received in time for the Meeting will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization.

                  Shareholders of record of Hudson Capital at the close of business on [ ], 1999 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of Hudson Capital outstanding at the close of business on the Record Date and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the Meeting. Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Hudson Capital entitled to vote. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of June 21, 1999, as shown on the books of Hudson Capital, there were 1,469,565, 164,522 and 126,968 Class A, Class B and Class N shares of beneficial interest of Hudson Capital issued and outstanding, respectively.

                  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present, but which have not been voted. Broker "non-votes" are proxies received by Hudson Capital from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner(s) or other person(s) entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker "non-votes" will have the effect of a "no" vote on the Plan.

                  In the event that a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Plan in favor of such an adjournment and will vote those proxies that they are required to vote AGAINST the Plan against any such adjournment.

                  The votes of the  shareholders  of Ivy US Growth are not being
solicited,   because  their  approval  or  consent  is  not  necessary  for  the
Reorganization to take place.

                  As of May 28, 1999, the officers and Trustees of Ivy Fund as a group owned beneficially less than 1% of the outstanding shares of Ivy US Growth. Appendix 1 hereto sets forth the beneficial owners of at least 5% of each Fund's shares. To the best of each Trust's knowledge, as of May 31, 1999 no person owned beneficially more than 5% of either Fund's outstanding shares, except as stated in Appendix 1.

I.                SYNOPSIS

                  The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

                  The Proposed Reorganization. The Board of Trustees of Fahnestock, including all of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Trustees"), unanimously approved the Plan at a meeting held on June 16, 1999. The Board of Trustees of Ivy Fund, including all of the Non-Interested Trustees, approved the Plan by unanimous written consent. Subject to its approval by the shareholders of Hudson Capital, the Plan provides for (a) the transfer of all or substantially all of the assets of Hudson Capital to Ivy US Growth, a series of shares of beneficial interest of Ivy Fund, in exchange solely for Class A and Class B shares of Ivy US Growth; (b) the distribution of such Ivy US Growth Class A shares to the Class A and Class N shareholders of Hudson Capital, and the distribution of such Ivy US Growth Class B shares to the Class B shareholders of Hudson Capital, in complete liquidation of Hudson Capital; and (c) the abolition of Hudson Capital as a series of Fahnestock. As a result of the Reorganization, each shareholder of Hudson Capital will become a shareholder of Ivy US Growth and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional Class A and Class B shares of Ivy US Growth having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Class A, Class B and Class N shares, as the case may be, of Hudson Capital held as of the close of business on the Valuation Date. The Closing is expected to occur on [ ], 1999, or as soon as practicable on such other date as the parties may agree in writing (the "Closing Date"). No sales charge would be imposed in connection with the issuance of Ivy US Growth shares to shareholders of Hudson Capital pursuant to the Plan.

                  The Board of Trustees of Fahnestock believes that the Reorganization provides a means of combining similar investment companies with similar investment objectives and policies to attempt to achieve enhanced investment performance and distribution capability, as well as certain economies of scale and attendant savings in costs to Hudson Capital's shareholders. The Trustees believe that Hudson Capital's shareholders will benefit from an investment  in a larger  fund  which  will  likely  have the  ability  to effect portfolio transactions on more favorable terms, provide Ivy Management Inc. ("IMI"), the investment adviser to Ivy US Growth, greater investment flexibility, and give IMI the ability to select a larger number of portfolio securities for the combined Fund, with the attendant ability to spread investment risks among a larger number of portfolio securities. In addition, the expense ratio for Class A shares of Ivy US Growth is currently lower than that for Class A and Class N shares of Hudson Capital and the expense ratio for Class B shares of Ivy US Growth is currently lower than that for Class B shares of Hudson Capital. The larger aggregate net asset base of the combined Fund could further enable the combined Fund to achieve economies of scale by spreading both fixed and variable costs of operations over a larger asset base. Given that Hudson Capital is relatively small, any benefit in connection with the Reorganization resulting from greater economies of scale is not expected to have a substantial effect on Ivy US Growth's expenses. The Trustees of Fahnestock believe, however, that there appears to be prospects for future asset growth for Ivy US Growth. For these reasons, as more fully described below under "The Proposed Transaction-Reasons for the Proposed Transaction", the Board of Trustees of Fahnestock, including the Non-Interested Trustees, has unanimously concluded the following:

                  the Reorganization is in the best interests of Hudson Capital and its shareholders; and the interests of the existing shareholders of Hudson Capital will not be diluted as a result of the Reorganization.

                  Accordingly, the Board of Trustees of Fahnestock, on behalf of Hudson Capital, recommends approval of the Plan effecting the Reorganization. If the Plan is not approved, Hudson Capital will continue in existence unless other action is taken by the Trustees; such other action may include the termination and liquidation of Hudson Capital.

                  Investment Objectives, Policies and Restrictions of Ivy US Growth. Although the investment objectives, policies and restrictions of Hudson Capital and Ivy US Growth (and, consequently, the attendant risks of investing in either Fund) are similar, there are differences between Hudson Capital and Ivy US Growth. For example, Ivy US Growth must invest 65% of its total assets in small and medium sized companies. Hudson Capital, while it often invests in such companies, has no requirement that a certain percentage of its assets be invested in small and mid-capitalization companies. During the past year, on average 75% of Hudson Capital assets have been invested in small and medium sized companies. In addition, each Fund has different limits regarding the percentage of assets that may be invested in certain types of non-equity instruments. Because neither Fund invests heavily in any of those types of instruments, however, it is not expected that these different restrictions will have a significant impact on the performance of Ivy US Growth relative to that of Hudson Capital. See "Comparison of Investment Objectives, Polices and Restrictions."

                  The principal investment objective of Ivy US Growth is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. The principal objective of Hudson Capital is long-term capital appreciation through investment in equity securities. There can be no assurance that either Fund will achieve its investment objective.

     Investment Adviser and Other Service Providers. For Ivy US Growth, IMI provides business management and investment advisory services, Mackenzie Investment Management Inc. ("MIMI") provides administrative and accounting services, and Ivy Mackenzie Services Corp. ("IMSC") provides transfer agency and shareholder-related services. Ivy Mackenzie Distributors, Inc. ("IMDI") distributes the shares of Ivy US Growth. For Hudson Capital, Hudson Capital Advisors, Inc. ("HCA") provides investment advisory services, Fahnestock & Co. Inc. ("FCI") provides administrative services and serves as the distributor of the Fund's shares, and Investors Fiduciary Trust Company serves as transfer agent.
                  Fees and Expenses. For the investment advisory services provided by IMI, Ivy US Growth pays a fee to IMI (the "Ivy Investment Management Fee") at an annual rate of 0.85% of the fund's average net assets. As of March 31, 1999, Ivy US Growth had total net assets of $110,729,707. The total investment management fees incurred and paid by Ivy US Growth for the fiscal year ended December 31, 1998, were $985,816. IMI voluntarily limits Ivy US Growth's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification and extraordinary expenses) to 1.95% of Ivy US Growth's average net assets, which may lower Ivy US Growth's expenses and increase its total return. This voluntary expense limitation may be terminated or revised at any time. Please see the table below for information concerning Ivy US Growth's annual fund operating expenses (as a percentage of average net assets), for Class A and Class B shares of the Fund, for the fiscal year ended December 31, 1998.

                  For the investment advisory services provided by HCA, Hudson Capital pays HCA a fee at an annual rate of 1.00% of the Fund's average daily net assets on the first $25 million in assets and 0.75% of the Fund's average daily net assets in excess of $25 million. As of March 31, 1999, Hudson Capital had total net assets of $25,984,247. The total investment management fees incurred and paid by Hudson Capital for the fiscal year ended December 31, 1998, were $339,258. HCA voluntarily limits Hudson Capital's total operating expenses to 2.00% of average net assets for Class A and Class N shares and 2.50% of average net assets for Class B shares, which may lower Hudson Capital's expenses and increase its total return. This voluntary expense limitation may be terminated or revised at any time. Please see the table below for information concerning Hudson Capital's annual fund operating expenses (as a percentage of average net assets), on a class by class basis, for the fiscal year ended December 31, 1998.

                  Ivy Fund has adopted on behalf of Ivy US Growth, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class A and Class B shares. Under each distribution plan, Ivy US Growth pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A or Class B, as the case may be. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.

                  Pursuant to each Ivy US Growth distribution plan, with respect to the 0.25% fee, service fee payments made out of or charged against the assets attributable to the Fund's Class A or Class B shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. Ivy US Growth's Class A distribution plan, unlike its Class B distribution plan or the Hudson Capital distribution plans, does not provide for the payment of interest on such subsequent reimbursements of distribution expenses.

                  Under Ivy US Growth's Class B distribution plan, the fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average net assets attributable to its Class B. This fee is paid to IMDI as compensation and is not dependent on IMDI's expenses incurred.

                  Fahnestock has adopted on behalf of Hudson Capital, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class A, Class B and Class N shares. Under the Class A Plan Hudson Capital may reimburse FCI for distribution and service expenses at a maximum annual rate of 0.50% of the average daily net asset value of the Class A shares. The amount of Class A 12b-1 fees is calculated based on assets that have been continuously invested in Hudson Capital for four calendar years or less. With respect to the Class B Plan, Hudson Capital may reimburse FCI at a maximum annual rate of 1% of the average daily net asset value of the Class B shares, of which not more than 0.75% may be for expenses incurred in distributing Class B shares, with the balance for shareholder servicing. There is no limit based on the length of time such assets have been invested in the Fund. Under the Class N Plan, Hudson Capital may reimburse FCI at a maximum annual rate of 0.25% of the average daily net asset value of the Class N shares.

                  Each of the Hudson Capital distribution plans provides for reimbursement of distribution expenses incurred by Fahnestock with respect to the applicable class of shares, including, but not limited to compensation to FCI's account representatives and others who engage in or support distribution of shares of the class, payments to persons who answer shareholder's routine inquiries regarding the Fund, costs relating to the formation and implementation of marketing and promotional activities, costs of printing and distributing prospectuses, statements of additional information and annual or semi-annual reports of the Fund to prospective investors in the class and costs involved in preparing, printing and distributing sales literature pertaining to shares of the class. The Class B and Class N Plans also provide for reimbursement of shareholder service expenses, a separate category of expenses described as payments to broker-dealers and other persons and organizations pursuant to arrangements whereby such persons provide various shareholder services to holders of Class B or Class N shares.

                  Pursuant to each Hudson Capital distribution plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class N shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one year may be reimbursed in a subsequent year.

                  IMI projects that if the Reorganization is effected, the fund level expense ratio of Ivy US Growth will be approximately 1.42% (excluding Rule 12b-1 fees) for the next fiscal year. The actual expense ratio for Ivy US Growth for the next fiscal year may be higher or lower, depending on Ivy US Growth's performance, general stock market and economic conditions, sales and redemptions of Ivy US Growth shares (including redemptions by former Hudson Capital shareholders) and other factors.

                  The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Unless otherwise noted, the information is based on each Fund's expenses during the fiscal year ended December 31, 1998.

                                         Shareholder Transaction Expenses

                Ivy US Growth

                        Class A      Class B
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price).........5.75%        none

Maximum deferred
sales charge (load)
(as a percentage of
purchase price).........none*        5.00%






* There is no sales charge on purchases of $500,000 or more. However, a CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.



               Hudson Capital

                           Class A    Class B    Class N

   Maximum sales charge
   (load) imposed on
   purchases (as a
   percentage of            4.50%      none       none
   offering price).............
   Maximum deferred
   sales charge (load)
   (as a percentage of
   original purchase       None**      none       none
   price)............
   Maximum deferred
   sales charge (load)
   (as a percentage of
   redemption               None       5.00%      none
   proceeds)......................





** There is no sales charge on purchases of $1 million or more. However, such purchases are subject to a CDSC of 1.00% on redemptions within 18 months of purchase.

                         Annual Fund Operating Expenses

                Ivy US Growth

                        Class A      Class B
Management fees.......  0.85%        0.85%
Distribution and/or
service (12b-1) fees....0.25%        1.00%

Other expenses......... 0.60%        0.60%
Total annual Fund
operating expenses...   1.70%        2.45%






            Hudson Capital

                        Class A    Class B    Class N
Management fees........ 1.00%*     1.00%*     1.00%*
Distribution and/or
  service (12b-1)       0.50%      1.00%      0.25%
fees..................
    Other expenses......0.68%      0.97%      0.97%
Gross annual Fund
operating expenses......2.18%      2.97%      2.22%

Investment Management
Fee Waived..............0.18%      0.47%      0.22%

Net Annual Fund
Operating                2.00%      2.50%      2.00%
Expenses....................


* The management fee is reduced to 0.75% per annum for assets of Hudson Capital in excess of $25,000,000. As of March 31, 1999, Hudson Capital had total net assets of $25,984,247.

                              Combined (Pro Forma)
                                    Unaudited

                                          Class A      Class B

              Management fees.......        0.85%        0.85%
              Distribution and/or service
              (12b-1) fees....              0.25%        1.00%
              Other expenses.........       0.57%        0.59%
              Total annual Fund operating
              expenses...                   1.67%        2.44%


                                     Example

                  The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                  Ivy US Growth


                                     (no redemption)
Year      Class A       Class B      Class B
1st       $   738       $   748      $   248
3rd         1,080         1,064          764
5th         1,445         1,506        1,306
10th        2,468         2,601        2,601


                   Hudson Capital


                                    (no redemption)
Year    Class A      Class B      Class B           Class N
1st     $   661      $   800      $   300           $   225
3rd       1,101        1,218           918               694
5th       1,567        1,662        1,562             1,190
10th      2,850        3,290        3,290             2,554

                       Combined (Pro Forma)
                          Unaudited

                                                (no redemption)
     Year           Class A         Class B     Class B
     1st            $  735          $   747     $  247
     3rd             1,071            1,061        761
     5th             1,430            1,501      1,301
     10th            2,438            2,586      2,586


                  The information presented in the table for Ivy US Growth does not reflect the charge of $10 per transaction that applies if a shareholder elects to have redemption proceeds wired to his or her bank account. For a more detailed discussion of each Fund's fees and expenses, see the prospectuses for the Funds.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand Ivy US Growth's financial performance for the past five years, and reflects results for a single Ivy US Growth share. The total returns in the table represent the rate an investor would have arned (or lost) each year on an investment in Ivy US Growth (assuming reinvestment of all dividends and distributions). The information presented below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with Ivy Growth's financial statements, is included in the Fund's 1998 Annual Report, which is included herewith this as Exhibit C.

------------------------------------------------- ------------------------------
IVY US GROWTH                                    CLASS A
                                                  ------------------------------



                                                                            for the year ended
                                                                               December 31,
                                                  ------------------------------------------------------------------------
Selected per share data                              1998          1997            1996          1995           1994
                                                  ------------- --------------- ------------- -------------- -------------
Net asset value, beginning of period........      $ 27.67       $ 26.54         $ 24.12       $ 18.38        $ 17.93
                                                  ------------- --------------- ------------- -------------- -------------
     Income (loss) from investment operations
     Net investment loss....................         (.44)(a)        (.41)(a)        (.35)         (.24)         (.24)(b)
     Net gains or losses on securities (both
     realized and unrealized)...............         5.42(a)        1.54(a)         4.84           7.90           .82
                                                  ------------- --------------- ------------- -------------- -------------
     Total from investment operations.......         4.98            1.13           4.49           7.66           .58
                                                  ------------- --------------- ------------- -------------- -------------
     Less distributions
     Distributions from capital gains.......          ----           ----           2.07           1.92          ----
     Returns of capital.....................          ----           ----           ----           ----          .13
                                                  ------------- --------------- ------------- -------------- -------------
     Total distributions                              ----           ----           2.07           1.92          .13
                                                  ------------- --------------- ------------- -------------- -------------
Net asset value, end of period..............      $ 32.65       $ 27.67         $ 26.54       $ 24.12        $ 18.38
                                                  ============= =============== ============= ============== =============
Total return (%) ...........................         18.00(c)       4.26(c)        18.52(c)      42.07(c)        3.29(c)

Ratios and supplemental data
Net assets, end of period (in thousands)....      $62,691       $64,910         $55,944         $39,456        $21,493
Ratio of expenses to average net assets
     With expense reimbursement (%).........        ----          ----            ----          ----            2.20
     Without expense reimbursement (%)              1.70          1.67           1.76           1.95             2.22
Ratio of net investment loss to average net
     assets (%).............................        (1.48)        (1.37)         (1.31)        (1.39)
                                                                                                              (1.72)(b)
Portfolio turnover rate (%) ................            67         65             68            86                67



(a)   Based on average shares outstanding.
(b)   Net Investment Income (loss) is net of expenses  reimbursed by manager.
(c)   Total return does not reflect a sales charge.

------------------------------------------------- ------------------------------
IVY US GROWTH                                      CLASS B
                                                  ------------------------------



                                                         for the year ended
                                                            December 31,

------------------------------------------------- ------------------------------


Selected per share data                              1998          1997            1996          1995           1994
                                                  ------------- --------------- ------------- -------------- -------------
Net asset value, beginning of period........      $ 27.26       $ 26.33         $ 24.12       $ 18.38        $ 17.93
                                                  ------------- --------------- ------------- -------------- -------------
     Income (loss) from investment operations
     Net investment loss....................         (.65)(a)        (.33)(a)        (.40)         (.35)         (.29)(b)
     Net gains or losses on securities (both
     realized and unrealized)...............         5.32(a)        1.26(a)         4.68           7.85           .74
                                                  ------------- --------------- ------------- -------------- -------------
     Total from investment operations.......         4.67             .93           4.28           7.50           .45
                                                  ------------- --------------- ------------- -------------- -------------
     Less distributions
     Distributions from capital gains.......          ----           ----           2.07           1.76          ----
     Returns of capital.....................          ----           ----           ----           ----          ----
                                                  ------------- --------------- ------------- -------------- -------------
     Total distributions                              ----           ----           2.07           1.76          .----
                                                  ------------- --------------- ------------- -------------- -------------
Net asset value, end of period..............      $ 31.93       $ 27.26         $ 26.33       $ 24.12        $ 18.38
                                                  ============= =============== ============= ============== =============
Total return (%) ...........................         17.13(c)        3.53(c)       17.65(c)      41.03(c)        2.51(c)

Ratios and supplemental data
Net assets, end of period (in thousands)....        $52,940       $47,789         $35,321       $13,985        $5,015
Ratio of expenses to average net assets
     With expense reimbursement (%).........         ----          ----            ----        ----            2.95
     Without expense reimbursement (%)               2.45           2.43           2.52         2.70           2.97
Ratio of net investment loss to average net
     assets (%).............................        (2.23)          (2.13)         (2.07)      (2.14)
                                                                                                             (2.47)(b)
Portfolio turnover rate (%) ................          67               65            66          86                67


(a)   Based on average shares outstanding.
(b)   Net Investment Income (loss) is net of expenses  reimbursed by manager.
(c)   Total return does not reflect a sales charge.

                  Purchase, Exchange and Redemption Information. Although the purchase, exchange and redemption procedures and privileges with respect to the shares of Ivy US Growth are similar to those of the shares of Hudson Capital there are significant differences between the two funds. No sales charge would be imposed upon Hudson Capital shareholders' receipt of Ivy US Growth shares in connection with the Reorganization. Following the Reorganization, Ivy US Growth shareholders who wish to make additional purchases of shares of Ivy US Growth may do so (subject to applicable eligibility requirements). Class N shareholders of Hudson Capital, who will become Class A shareholders of Ivy US Growth if the Reorganization is completed, will be permitted to purchase additional Class A shares of Ivy US Growth without being subject to any initial sales charge. Set forth below are the purchase, exchange and redemption procedures and privileges for the Funds.

                  Class A shares of each Fund are offered for sale at net asset value plus an initial front-end sales charge (the "public offering price"), the amount of which is different for each Fund. For Class A shares of Ivy US Growth, the maximum initial sales charge on investments is 5.75% of the public offering price (6.10% of the net amount invested) on investments of less than $50,000, while for Class A shares of Hudson Capital the maximum initial sales charge on investments is 4.50% of the public offering price (4.71% of the net amount invested) on investments less than $100,000. Class A shares of each Fund are also subject to a maximum contingent deferred sales charge of 1.00% of the original purchase price. This contingent deferred sales charge is imposed only on the redemption of certain Class A shares that were purchased without an initial sales charge and is imposed on redemptions within two years of the end of the month of purchase for Ivy US Growth Class A shares and within eighteen months of purchase for Hudson Capital Class A shares. Purchases of Class A shares of each Fund are made at the public offering price next determined after the purchase order is received. The sales charge applied to a purchase of Class A shares of each Fund decreases as the purchase amount increases, as described in the table of sales charges set forth in each Fund's prospectus. In addition, each Fund offers a cumulative quantity discount due to Rights of Accumulation or for shareholders who execute a Letter of Intent to purchase, within a 13-month period, an amount qualifying for a reduced sales charge. Hudson Capital also offers a reduced sales charge for purchases that are combined with purchases by the shareholder's family members or fiduciaries. See each Fund's prospectus for more information on the reduction or waiver of the Class A sales charge.

                  Class B shares of each Fund are offered at net asset value per share without a front-end sales charge. Class B shares of each Fund redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC"), assessed on an amount equal to the lesser of the original purchase cost of the shares being redeemed, at the following rate:

Class B Shares Years Since Purchase    Contingent Deferred Sales Charge as a
                                       Percentage of Dollar Amount Subject to
                                                                 Change
  First                                                            5%
  Second                                                           4%
  Third                                                            3%
  Fourth                                                           3%
  Fifth                                                            2%
  Sixth                                                            1%
  Seventh and thereafter                                           0%


                  For purposes of computing the CDSC that may be payable upon the redemption of the new Ivy US Growth Class B shares received in connection with the Reorganization, the holding period of the outstanding Class B shares of Hudson Capital will be "tacked" onto the holding period of the New Ivy US Growth Class B shares.

                  Class N shares of Hudson Capital are not subject to an initial or contingent deferred sales charge, but are assessed an annual 12b-1 fee equal to 0.25% of the average net assets attributable to the class.

                  IMDI acts as the distributor for the shares of Ivy US Growth and bears certain expenses in connection with the distribution and sale of shares of the Fund. Shares of Ivy US Growth Fund may be purchased directly through Ivy US Growth's transfer agent, IMSC, a wholly owned subsidiary of MIMI, or through registered securities dealers who have a sales agreement with IMDI. Ivy US Growth requires a minimum initial investment of at least $1,000. Subsequent purchases of shares of Ivy US Growth are subject to a minimum investment requirement of $100.

                  FCI acts as the distributor for the shares of Hudson Capital and bears certain expenses in connection with the distribution and sale of shares of the Fund. Shares of Hudson Capital may be purchased through FCI or broker dealers that have signed selling agreements with FCI. Purchasers may be charged a fee if they purchase shares through someone not affiliated with FCI or a broker dealer who has signed a selling agreement with FCI. Hudson Capital requires a minimum initial investment of at least $1,000. Subsequent purchases of shares of any class of Hudson Capital are subject to a minimum investment requirement of $50.

                  Class A shareholders of Ivy US Growth may exchange their Class A shares for Class A shares of another Ivy fund on the basis of relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. Incremental sales charges are waived for shares that have been invested for 12 months or longer. In connection with the Reorganization, the period of time that Hudson Capital shares have been outstanding would be tacked onto the period of time that the post-reorganization Ivy US Growth Class A shares have been outstanding. Shares invested in either Fund which result from reinvested dividends will not be assessed a sales charge if subsequently exchanged into another Ivy fund.

                  Class B shareholders of Ivy US Growth may exchange their outstanding Class B shares for Class B shares of another Ivy fund on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of Class B shares. Class B shareholders of each Fund who exercise the exchange privilege would continue to be subject to the original Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or longer) than the CDSC for the new Class B shares. For purposes of the exchange feature with respect to the new Ivy US Growth Class B shares received in connection with the Reorganization, the holding period of the outstanding Class B shares of Hudson Capital will be "tacked" onto the holding period of the new Ivy US Growth Class B shares.

                  Shares of Ivy US Growth may be redeemed through a registered securities representative, by mail, by telephone, or by Federal Funds wire in accordance with the procedures described in the Fund's prospectus. As noted above, a charge of $10 per transaction applies if a shareholder of Ivy US Growth elects to have redemption proceeds wired to his or her bank account. Hudson Capital does not have such a charge. Shares of Hudson Capital may be redeemed through FCI or a broker dealer that has signed a selling agreement with FCI. In the case of both Funds, if the shares to be redeemed have been purchased by check, payment of the redemption proceeds may be delayed until the earlier of the date the check has cleared or for up to 15 calendar days in the case of Ivy US Growth or 10 business days in the case of Hudson Capital. Ivy US Growth may, on 60 days' written notice, compulsorily redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months. Hudson Capital may compulsorily redeem the accounts of shareholders whose account value remains less than $500 after receiving 30 days' written notice from the Fund.

                  Dividends and Other Distributions. Each of the Funds intends to distribute dividends from net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

                  If the Plan is approved by Hudson Capital's shareholders, then at a time as close as practicable to, but before the Closing Date, Hudson Capital will pay its shareholders a cash distribution of all undistributed 1999 net investment income and undistributed realized net capital gains.

                  Tax  Consequences.  Ivy US Growth and Hudson Capital will have received an opinion of Dechert Price & Rhoads, counsel to Ivy US Growth and Ivy Fund in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by Hudson Capital or its shareholders as a result of the
Reorganization.   See  "The   Proposed   Transaction   -  Federal   Income   Tax
Consequences."

II.      .........PRINCIPAL RISK FACTORS

                  Companies targeted for investment by Ivy US Growth typically are in the early stages of their life cycles and are believed by IMI to have the potential to increase their sales and earnings at above-average rates. These companies typically are selected from within the technology, health care, entertainment, and business and consumer services sectors, which, in the view of IMI, have presented attractive growth opportunities in recent years. Hudson Capital, on the other hand, pursues its investment objective using a strategy of opportunity investing. In opportunity investing, the portfolio manager of Hudson capital attempts to identify companies that have a promising future ("growth element") and can be purchased at a reasonable price ("value element"). For the growth element, the portfolio manager attempts to identify companies whose earnings are expected to grow faster than the earnings of other potential investment candidates by looking at the industry served by the company and its growth record. For the value element, the portfolio manager attempts to identify companies that he believes have a promising future and that may not have been adequately recognized by the market by comparing the market price of the company's stock with the company's net assets, historical earnings and cash flow. In the view of the portfolio manager, the investment opportunities that meet both these elements often occur in companies that have a market capitalization under $1 billion ("small-cap companies") or between $1 billion and $5 billion ("mid-cap companies"). There is no requirement, however, that Hudson Capital invest any of its assets in either small-cap or mid-cap companies.

                  Because of their similar investment objectives and policies, the risks presented by Ivy US Growth are similar to those presented by Hudson Capital. The risks applicable to Ivy US Growth include, among others, management risk, market risk and the risks of investing in small and medium-sized companies. Management risk refers to the fact that securities selected by IMI on behalf of Ivy US Growth might not perform as well as the securities held by other mutual funds, including Hudson Capital, whose investment objectives are similar to those of Ivy US Growth. Market risk refers to the general risk of investing in common stocks. Common stocks represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, so you could lose money if you redeem shares of Ivy US Growth at a time when the fund's stock portfolio is not performing as well as expected.

                  Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since small companies tend to be thinly traded and because they are subject to greater business risk. In addition, small companies tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks may also be higher than those of larger companies.

                  For further discussion of the investment techniques and risk factors applicable to Hudson Capital and Ivy US Growth, see the "Comparison of Investment Objectives, Policies and Restrictions" herein, the Prospectuses of the Funds, which are filed herewith, and the Statements of Additional Information for the Funds, which are incorporated by reference herein.

III.     COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                  The investment objectives and policies of Ivy US Growth and Hudson Capital are similar. The principal investment objective of Ivy US Growth is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. The principal objective of Hudson Capital is long-term capital appreciation through investment in equity securities. Both Funds invest a substantial portion of their assets in the equity securities of small- and medium-sized U.S. companies - Ivy US Growth must invest at least 65% of its assets in such securities while Hudson Capital "often" invests in such companies.

     While the two Funds may invest in similar types of instruments in pursuit of their investment objectives, the Funds have different restrictions on the types of instruments in which they can invest. The differences in these restrictions are summarized below.

                  o Foreign securities. Ivy US Growth may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets. Hudson Capital has no percentage restriction on investing in foreign securities, but may only invest in foreign securities that are traded on U.S. exchange or are available through American Depository Receipts.

                  o Concentration in a single issuer. With respect to 25% of its assets, Ivy US Growth may own more than 5% of the outstanding securities of any single issuer. Hudson Capital may not own more than 10% of the outstanding securities of any single issuer.

                  o Warrants. Ivy US Growth may not invest more than 5% of its net assets in warrants. There is no limit on the amount of its assets Hudson Capital may invest in warrants, but Hudson Capital has not invested in warrants during the past year.

                  o Margin. Ivy US Growth may not purchase securities on margin. Hudson Capital may not purchase securities on margin.

                  o Illiquid securities. Ivy US Growth may not invest more than 15% of its net assets in illiquid securities. Hudson Capital may not invest more than 5% of its net assets in such securities.

                  o Options. Ivy US Growth may write put options with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its nets assets. Ivy US Growth may also purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. Hudson Capital has no such percentage restrictions, but has not invested in options during the past year.

                  o Stock index futures. Ivy US Growth may hedge by investing in stock index futures, but its exposure will not exceed 15% of its total assets. Hudson Capital has no such restriction, but has not invested in futures during the past year.

                  As noted above, each Fund generally invests substantially all of its assets in equity securities. The above techniques, while available to the extent indicated for each Fund, have not been and are not expected to be used to a material extent by either Fund. Thus, the differences in the two Fund's investment restrictions will likely not have a material impact on the performance of Ivy US Growth relative to Hudson Capital.

IV.  THE PROPOSED TRANSACTION

                  Description of the Plan. As stated above, the Plan provides for the transfer of all or substantially all of the assets of Hudson Capital to Ivy US Growth in exchange for that number of full and fractional Class A and Class B shares of Ivy US Growth having an aggregate net asset value equal to the aggregate net asset value of each Hudson Capital shareholder's Class A, Class N and Class B shares, as the case may be, held in Hudson Capital as of the close of business on the Valuation Date. In connection with the Closing, Hudson Capital will distribute the Ivy US Growth shares received in the exchange to the shareholders of Hudson Capital in complete liquidation of Hudson Capital. Hudson Capital will be abolished as a series of Fahnestock.

                  Upon completion of the Reorganization, each Class A and Class N shareholder of Hudson Capital will own that number of full and fractional Class A shares of Ivy US Growth having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Class A and Class N shares, respectively, held in Hudson Capital immediately as of the close of business on the Valuation Date. Upon completion of the Reorganization, each Class B shareholder of Hudson Capital will own that number of full and fractional Class B shares of Ivy US Growth having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Class B shares held in Hudson Capital immediately as of the close of business on the Valuation Date. In the interest of economy and convenience, shares of Hudson Capital generally are not represented by physical certificates, and shares of Ivy US Growth issued to Hudson Capital shareholders similarly will be in uncertificated form.

                  Until the Closing, shareholders of Hudson Capital will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by Hudson Capital's transfer agent of a redemption request in proper form. Redemption requests received by the transfer agent after the Closing must be sent to Ivy US Growth's transfer agent and will be treated as requests received for the redemption of shares of Ivy US Growth received by the shareholder in connection with the Reorganization.

                  The obligations of each Trust on behalf of each of Hudson Capital and Ivy US Growth, respectively, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Hudson Capital and Ivy US Growth are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Trust, notwithstanding the approval of the Plan by the shareholders of Hudson Capital. However, no amendment may be made that materially adversely affects the interests of the shareholders of Hudson Capital without obtaining the approval of Hudson Capital's shareholders. Hudson Capital and Ivy US Growth may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

                  Neither Hudson Capital nor Ivy US Growth will bear any of the costs associated with the Reorganization. Except as hereinafter provided, IMI and HCA will each bear all the expenses it or its corresponding fund incurs in connection with preparation of the Plan and consummation of the Reorganization, including attorney's fees. HCA will be responsible for all legal expenses of Fahnestock's counsel related to the Reorganization except to the extent such fees are related to the deregistration and liquidation of Hudson Capital and are made part of the Expense Reserve. Without limiting the foregoing, HCA will be responsible for the expenses of the meeting, including all printing, postage and solicitation expenses (including the fees and expenses of a proxy solicitor) incurred in connection with the Reorganization, and of Fahnestock's Board of Trustees meeting. IMI will be responsible for all fees and expenses associated with the drafting and filing of this Prospectus/Proxy and the registration statement of which it is a part, and of Ivy Fund's Board of Trustees meeting. Neither IMI nor Ivy US Growth will bear any costs or expenses associated with the deregistration under the Investment Company Act and other applicable law and dissolution of Hudson Capital. Ivy US Growth will pay SEC registration fees and state notice filing fees in connection with shares issued in the Reorganization. Hudson Capital shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

                  Reasons for the Proposed Transaction. The Reorganization was presented to the Board of Trustees of Fahnestock for consideration and approval at a meeting held on June 16, 1999. For the reasons discussed below, the Board of Trustees of Fahnestock, including all of the Non-Interested Trustees, has determined that the interests of the shareholders of Hudson Capital will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of Hudson Capital and its shareholders. In addition, the Board of Trustees of Ivy Fund, including all of the Non-Interested Trustees, on behalf of Ivy US Growth, approved the Reorganization on behalf of Ivy US Growth by unanimous written consent. The Reorganization does not require the approval of the shareholders of Ivy US Growth.

                  The Reorganization has been recommended by the Board of Trustees of Fahnestock as a means of combining similar investment companies with similar investment objectives and policies to attempt to achieve enhanced investment performance and distribution capability, as well as certain economies of scale and attendant savings in costs to Hudson Capital's shareholders. Achievement of these goals, of course, cannot be assured.

                  In determining whether to recommend that the shareholders of Hudson Capital vote to approve the Reorganization, the Board of Trustees of Fahnestock considered, among other factors: (a) the fees and expense ratios of both Hudson Capital and Ivy US Growth; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of the respective Funds; (e) the costs that would be incurred by the Funds as a result of the Reorganization; and (f) the tax consequences of the Reorganization.

                  The Board of Trustees also considered that the Reorganization would permit the shareholders of Hudson Capital to pursue substantially the same investment goals in a larger fund. As noted above, each Fund focuses on equity securities. The principal investment objective of Ivy US Growth is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. The principal objective of Hudson Capital is long-term capital appreciation through investment in equity securities.

                  The Trustees of Fahnestock believe that Hudson Capital's shareholders will benefit from being in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms, provide IMI, the investment adviser to Ivy US Growth, greater investment flexibility, and give IMI the ability to select a larger number of portfolio securities for the combined Fund, with the attendant ability to spread investment risks among a larger number of portfolio securities. As noted above, the expense ratio for Class A shares of Ivy US Growth is currently lower than that for Class A and Class N shares of Hudson Capital and the expense ratio for Class B shares of Ivy US Growth is currently lower than that for Class B shares of Hudson Capital. In addition, the larger aggregate net asset base of the pro forma combined Fund ($136,713,954 as of March 31, 1999, as compared with $25,984,247 for Hudson Capital as of March 31, 1999) could enable the combined Fund to achieve economies of scale by spreading both fixed and variable costs of operations over a larger asset base. As a general rule, economies of scale can be expected to be realized primarily with respect to fixed expenses, such as costs of printing and fees for professional services (although there can be no assurance that these benefits will be realized). Expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agency fees, would be largely unaffected by the Reorganization. Given that Hudson Capital is relatively small, any benefit in connection with the Reorganization resulting from greater economies of scale is not expected to have a substantial effect on Ivy US Growth's expenses. The Trustees of Fahnestock believe, however, that there appears to be prospects for future asset growth for Ivy US Growth.

                  The shareholder service features currently available to Ivy US Growth shareholders are in some respects different from those available to the shareholders of Hudson Capital. In no case, however, are the services available to Ivy US Growth shareholders materially less favorable than those available to Hudson Capital shareholders, and in most cases they are more generous. For instance, shareholders of Ivy US Growth may redeem shares and exchange shares into another Ivy fund over the telephone. This feature is not available to shareholders of Hudson Capital. Each Fund allows shares to be purchased under an automatic investment plan in which funds are electronically drawn from a shareholder's bank account on a regular basis. Under the Ivy US Growth automatic investment plan, the minimum initial investment is $50 and the minimum invested each month thereafter is $50, compared with the Hudson Capital plan, under which the minimum initial investment is $100 and subsequent minimum investments of $50 may be made monthly or quarterly. Each Fund also has a systematic withdrawal plan ("SWP"), in which funds are electronically withdrawn each month from the shareholders' Fund account and deposited into the shareholder's bank account. Under the Ivy US Growth SWP, the minimum amount that may be withdrawn is $50, and there is a minimum balance requirement of $5,000 to establish a SWP. Under the Hudson Capital SWP, the minimum amount that may be withdrawn is $10,000 and there is no minimum investment required. Overall, the interests of Hudson Capital shareholders as regards shareholder services would not be negatively affected by the Reorganization.

                  Description of the Securities to be Issued. Ivy Fund's authorized capital consists of an unlimited number of shares of beneficial interest (no par value per share). Each Ivy US Growth share issued to shareholders of Hudson Capital pursuant to the Plan would (i) be fully paid, non-assessable and redeemable when issued, (ii) be transferable without restriction, and (iii) have no preemptive or subscription rights.

                  Comparative Information on Shareholder Rights. As a Massachusetts business trust, Fahnestock is governed by its Amended and Restated Declaration of Trust dated April 8, 1997. As a Massachusetts business trust, Ivy Fund is governed by its Amended and Restated Declaration of Trust dated December 10, 1992, as amended (the "Amended and Restated Declaration of Trust"), its By-Laws and applicable Massachusetts law. The business and affairs of each Trust are managed under the direction of its respective Board of Trustees. Each Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. In the areas of shareholder voting and the powers and conduct of the Trustees there are no material differences between the rights of shareholders of Hudson Capital and the rights of shareholders of Ivy US Growth.

                  Federal Income Tax Consequences. The Reorganization is conditioned upon the receipt by both Trusts, on behalf of Hudson Capital and Ivy US Growth, of an opinion from Dechert Price & Rhoads, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Ivy US Growth of all or substantially all of the assets of Hudson Capital in exchange solely for Ivy US Growth shares, followed by the distribution of such shares to Hudson Capital shareholders in exchange for their shares of Hudson Capital in complete liquidation of Hudson Capital, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Ivy US Growth and Hudson Capital will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Hudson Capital upon the transfer of all or substantially all of its assets to Ivy US Growth in exchange solely for Ivy US Growth shares; (iii) the basis of the assets of Hudson Capital in the hands of Ivy US Growth will be the same as the basis of such assets of Hudson Capital immediately prior to the transfer; (iv) the holding period of the assets of Hudson Capital in the hands of Ivy US Growth will include the period during which such assets were held by Hudson Capital; (v) no gain or loss will be recognized by Ivy US Growth upon the receipt of the assets of Hudson Capital in exchange for Ivy US Growth shares and the assumption by Ivy US Growth of all of the liabilities of Hudson Capital; (vi) no gain or loss will be recognized by the shareholders of Hudson Capital upon the receipt of Ivy US Growth shares solely in exchange for their shares of Hudson Capital as part of the transaction; (vii) the basis of Ivy US Growth shares received by the shareholders of Hudson Capital will be the same as the basis of the shares of Hudson Capital exchanged therefor; and (viii) the holding period of Ivy US Growth shares received by the shareholders of Hudson Capital will include the holding period during which the shares of Hudson Capital exchanged therefor were held, provided that at the time of the exchange the shares of Hudson Capital were held as capital assets in the hands of the shareholders of Hudson Capital.

                  As of December 31, 1998, Ivy US Growth has a net tax-basis capital loss carryforward of approximately $2,546,000. The carryforward expires $1,852,000 in 2005 and $694,000 in 2006. For the three months ended March 31, 1999, Ivy US Growth had realized gains of $6,220,542, and had net unrealized appreciation of $32,853,064. Hudson Capital has no capital loss carryforward. As of June 21, 1999, Hudson Capital had net unrealized gains of $1,647,060, realized short term gain of $1,515,291, and realized long-term gain of $257,331.

                  Shareholders of Hudson Capital should consult their tax advisers regarding the effect, if any, on the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of Hudson Capital should also consult their tax advisers as to state, local and other tax consequences, if any, of the Reorganization.

     Liquidation and Abolition of Series. If the Reorganization is effected, Hudson Capital will be liquidated and abolished as a series of Fahnestock.
                  Capitalization and Performance. The following table shows on an unaudited basis the capitalization of Hudson Capital and Ivy US Growth as of December 31, 1998, and, on a pro forma basis, as of that date giving effect to the Reorganization:

                              Capitalization Table
                         Values as of December 31, 1998


                                                            Net Asset Value
                                    Net Assets               Per Share
Hudson Capital
     Class A                         25,336,026              14.13
     Class B                          2,681,670              14.02
     Class N                          3,431,642              14.13
                                ---------------
         Total Net Assets            31,449,338
Ivy US Growth
     Class A                         62,961,261              32.65
     Class B                         52,940,372              31.93
     Class C                          9,663,624              31.91
     Advisor Class                      739,823              32.79
                                ---------------
         Total Net Assets           126,305,080
Pro Forma Combined*
     Class A                         91,825,064              32.65
     Class B                         55,659,388              31.93
     Class C                          9,663,624              31.91
     Advisor Class                      739,823              32.79
                                ---------------
         Total Net Assets           157,887,899


--------------------

     * Basis of combination - The pro forma combined capitalization table of Ivy US Growth Fund reflects the proposed merger of Hudson Capital into Ivy US Growth Fund, accounted for as though the merger had become effective on January 1, 1998. The pro forma combined financial information reflects a decrease in management fees for the assets attributable to Hudson Capital to reflect the lower rate charged to Ivy US Growth; a decrease in transfer agency fees to reflect elimination of Hudson Capital's minimum transfer agency fees; an increase in Hudson Capital's administrative Service Fees to reflect the Administrative Service Fee charged by Ivy US Growth; certain fund accounting fees, Blue Sky fees, Trustee fees, legal fees, and certain printing cost due to the fact that these types of expenses are expected to remain at Ivy US Growth's level; an increase in Hudson Capital Class A 12b-1 fees to reflect the charging of 12b-1 fees on shares held more than 4 years; and the elimination of reimbursements paid by Hudson Capital's Investment Advisor due to the fact that the combined fund expenses are expected to remain below the limit for Ivy US Growth Fund.

         The information in the following table provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and how the Fund's average annual returns since each was first offered for sale to the public compare with those of a broad measure of market performance. Neither Fund's past performance is an indication of how the Fund will perform in the future.

                                           Average Annual Total Returns#
                                     For the Periods Ending December 31, 1998

                  Ivy US Growth

                                   Russell
                                   2000     Morningstar
                                   Growth   Small Growth
                                         -
               Class A   Class B   Index    Universe
               -------   -------   -----    --------
Past year      11.21%    12.13%     1.23%    4.18%
Past 5 years   15.06%    15.35%    12.00%   12.44%
Since
inception:
Class A*       20.88%    n/a       12.39%   17.19%
Class B**      n/a       14.85%     9.77%   14.78%




               Hudson Capital



                                                        S&P

                Class A     Class B    Class N       500 Index
                -------     -------    -------       ---------
 Past year      (14.37)%    (15.10)%   (10.35%)      28.61%
 Past 5 years   12.68%         n/a     n/a          24.07%
 Since
 inception:
 Class A***     13.72%      n/a        n/a          19.54%
 Class B****    n/a          9.79%     n/a          35.14%

 Class N****    n/a         n/a        12.82%       35.14%




# All performance  figures reflect any applicable sales charges.

* The inception date for the Fund's Class A shares was March 3, 1993 (performance is calculated based on the date the Fund first became available for sale to the public, April 30, 1993.)

** The  inception  date for the Fund's Class B shares was October 22,
1993. Russell 2000 Growth Index performance is calculated from October 31, 1993. Morningstar performance is calculated from November 1, 1993.

*** Inception date of March 5, 1991.
**** Inception date of April 17, 1997.

ADDITIONAL INFORMATION

                  Information about the Funds. Information concerning the operation and management of Ivy US Growth is included in the Fund's current prospectus dated May 3, 1999, which is included herewith and incorporated by reference herein. Additional information is included in Ivy US Growth's Statement of Additional Information dated May 3, 1999, which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling the Funds at (800) 456-5111. Information concerning the operation and management of Hudson Capital is included in the Fund's current prospectus dated May 1,1999, which is incorporated by reference herein. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file proxy material, reports and other information, including charter documents, with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission, located at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

                  Interests of Certain Persons. HCA provides investment advisory services to Hudson Capital. HCA is located at 780 Third Avenue, New York, New York 10022. HCA has a financial interest in the Reorganization. Pursuant to an Asset Purchase Agreement by and among HCA and MIMI, among others, dated June 16, 1999, MIMI has agreed to pay HCA an amount based on the value of the assets of Hudson Capital, as follows: a payment upon the closing of the Reorganization equal to 3.25% of the net assets of Hudson Capital as of the close of the business day immediately prior to the Closing Date; a second payment six months following the Closing Date equal to 0.375% of the net asset value of the shares of Ivy US Growth issued to shareholders of Hudson Capital in the Reorganization and remaining outstanding as of the close of the business day immediately prior to the day that is six months following the Closing Date; and a third payment of 0.375% of the net asset value of the shares of Ivy US Growth issued to shareholders of Hudson Capital in the Reorganization and remaining outstanding as of the close of the business day immediately prior to the day that is one year following the Closing Date. The closing of the transactions contemplated by the Asset Purchase Agreement is conditioned on, and will occur simultaneously with, the closing of the Reorganization. Similarly, the closing of the Reorganization is conditioned upon the conditions to closing under the Asset Purchase Agreement having been satisfied or waived. Termination of either of the Asset Purchase Agreement or the Plan will result in automatic termination of the other.

                  For Ivy US Growth, IMI provides business management and investment advisory services, MIMI provides administrative and accounting services, and IMSC provides transfer agency and shareholder-related services for each Fund. IMDI distributes each Fund's shares. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 31 years. IMI, MIMI, IMSC, offices of Ivy Fund and IMDI are each located at Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. MFC is located at 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5. IMI, IMDI and IMSC have a financial interest in the Reorganization arising from the fact that their fees from Ivy US Growth will increase if the Reorganization is consummated.

                  MIMI and HCA intend to structure the Reorganization in such a manner as to fall within the safe harbor provided by Section 15(f) of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Section 15(f), HCA may receive compensation in connection with the Reorganization so long as two requirements are met. First, for a period of three years from and after the Closing Date, at least 75% of the members of the Board of Trustees of Ivy Fund may not be interested persons of IMI or HCA. The Board of Trustees of Ivy Fund currently meets this requirement. Second, for a period of two years from and after the Closing Date, no "unfair burden" may be imposed on Ivy US Growth as a result of the Reorganization. An "unfair burden" on Ivy US Growth would include any arrangement whereby IMI or HCA or any successor investment manager or any interested person of such entities receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of Ivy US Growth, other than bona fide ordinary compensation as principal underwriter for Ivy US Growth, or (ii) from Ivy US Growth or its security holders for other than bona fide investment advisory or other services.

                  Shareholder Proposals for Subsequent Meetings. Neither Fund, as a general matter, holds regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders of Hudson Capital should send such proposals to the principal executive offices of Fahnestock, located at 125 Broad Street, New York, New York 10004. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders of Ivy US Growth should send such proposals to the principal executive offices of Ivy Fund, located at Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. It is suggested that proposals be submitted by certified mail, return receipt requested.

                  Other Business. The Trustees of Fahnestock know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of persons named as proxies.

                  If you cannot attend the Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

     Proxy Solicitation. Proxies are to be solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers, employees or agents of HCA and its affiliates.

                  _______________ has been retained to assist in the solicitation of proxies in connection with the Reorganization. For its services, ____ will be paid a fee expected to equal approximately $[ ] and will be reimbursed for its related expenses. HCA will pay the fees and expenses of ____ in connection with the Reorganization.

THE BOARD OF TRUSTEES OF FAHNESTOCK, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION, AND ANY UNMARKED PROXIES WILL BE SO VOTED.

                                   APPENDIX 1
                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

                        Hudson Capital Appreciation Fund

To the best knowledge of Fahnestock, as of April 19, 1999, the following persons owned 5% or more of Hudson Capital's Class A, Class B and Class N shares, as indicated:

Fahnestock & Co. Inc. 401(k) Plan, 125 Broad Street, New York, NY 10004, was the owner of record of 13% of the outstanding Class A shares and 48% of outstanding Class N shares on that date.
James Gerson, the portfolio manager of Hudson Capital, and members of his immediate family owned 5% of the outstanding Class A shares on that date.

                           Ivy US Emerging Growth Fund

                  To the best knowledge of Ivy Fund, as of May 28, 1999, the following persons owned 5% or more of Ivy US Growth's Class A and Class B shares, as indicated:

                  Donaldson Lufkin & Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, held 86,774.211 Class A shares on behalf of their clients, representing 5.26% of all outstanding Class A shares on that date; and Merrill Lynch Pierce Fenner & Smith (Attn: Fund Administration); 4800 Deer Lake Drive East, 3rd floor, Jacksonville, FL 32246, held 358,778.207 Class B shares on behalf of their clients, representing 22.71% of all outstanding Class B shares on that date.

            INDEX OF EXHIBITS

Exhibit A:  Form of Agreement and Plan of Reorganization.
Exhibit B: The Prospectus of Ivy US Emerging Growth Fund dated May 3, 1999. Exhibit C: Ivy US Emerging Growth Fund's annual report to shareholders for the fiscal year ended December 31, 1998.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ________ day of __________________, 1999, by and between Ivy Fund (the "Acquiring Trust"), a Massachusetts business trust with its principal place of business at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, FL 33432, on behalf of Ivy US Emerging Growth Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and The Fahnestock Funds (the "Acquired Trust"), a Massachusetts business trust, on behalf of Hudson Capital Appreciation Fund (the "Acquired Fund"), a separate series of the Acquired Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND THE LIQUIDATION OF THE ACQUIRED FUND

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets with respect to each of its Classes, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Class A Acquiring Fund Share for each Class A or Class N Acquired Fund Share and one Class B Acquiring Fund Share for each Class B Acquired Fund Share, computed in the manner and as of the time and date set forth in section 2.2. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively, the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet except for cash and cash equivalents retained by the Acquired Fund ("Expense Reserve") in an amount estimated by it to be sufficient to discharge in full all its liabilities (including amounts owed to shareholders such as declared but unpaid dividends and/or other distributions) and the expenses of its liquidation, dissolution and deregistration. The Assets shall not include any rights in and to the "Fahnestock" or "Hudson Capital" name or any variants thereof. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing. The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of the execution of this Agreement. The Acquired Trust and the Acquired Fund reserve the right to sell any of the securities contained on such list in the ordinary course of business but will not, without prior notification to the Acquiring Fund, acquire any additional securities for the Acquired Fund other than securities of the type in which the Acquiring Fund is permitted to invest.

         1.3 The Acquiring Fund will not assume any liability of the Acquired Fund, or acquire any Asset subject to any liability, in connection with the transactions contemplated by this Agreement, except that the Acquiring Fund will assume the obligation to pay for any portfolio securities purchased by the Acquired Fund before the Closing Date as defined in Section 3.1 in the ordinary course of its business and the purchase of which was disclosed to the Acquiring Fund by the Acquired Fund when the commitment to purchase arose. Before or on the Closing Date as defined in Section 3.1, Hudson Capital Advisors, Inc. ("HCA") will contribute to the Acquired Fund cash in an amount of the Acquired Fund's unamortized deferred organizational expenses, and HCA will write down the value of any prepaid expenses of the Acquired Fund.

         1.4  Immediately  after the transfer of assets  provided for in section
1.1 (the "Liquidation Time"), the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each Class of its shares, determined as of the Valuation Time as defined in Section 2.1 (the "Acquired Fund Shareholders"), on a pro rata basis within that Class, the Class A Acquiring Fund Shares for each Class A or Class N Acquired Fund Share and Class B Acquiring Fund Shares for each Class B Acquired Fund Share pursuant to section
1.1 and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each Class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to Class A, Class B or Class N Acquired Fund shareholders shall, with respect to Class A Acquiring Fund Shares, be equal to the aggregate net asset value of the Class A or Class N Acquired Fund Shares and with respect to Class B Acquiring Fund Shares, be equal to the aggregate net asset value of the Class B Acquired Fund Shares, owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class N Acquired Fund Shares will represent a number of the Class A Acquiring Fund Shares and share certificates representing interests in Class B Acquired Fund Shares will represent a number of the Class B Acquired Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing the Class A or Class B Acquiring Fund Shares in connection with such exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information. As soon as is reasonably practicable after the Liquidation Time, the Acquired Fund shall be dissolved under Massachusetts law and deregistered under the Investment Company Act of 1940 (the "1940 Act"). The Acquired Fund shall not conduct any business on and after the Closing Date except in connection with its liquidation, dissolution and deregistration.

         1.6 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

         1.7 All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. All such books and records shall be available to the Acquired Fund thereafter until the Acquired Fund is dissolved and deregistered.

2.       VALUATION

         2.1 The value of the Assets and of the Expense Reserve shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, as defined in Section
3.1 (such time and date being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

         2.2 The net asset value of a Class A or Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that Class as of the Valuation Time using the valuation procedures referred to in section 2.1.

         2.3 The number of the Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such Class by dividing the value of the Assets with respect to the Class A or Class N Acquired Fund Shares, determined in accordance with section 2.1, by the net asset value of a Class A Acquiring Fund Share, determined in accordance with section 2.2 and by dividing the value of the Assets with respect to the Class B Acquired Fund Shares, determined in accordance with section 2.1, by the net asset value of a Class B Acquiring Fund Share, determined in accordance with section 2.2.

         2.4 All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing of the transactions contemplated by this Agreement shall be September 22, 1999, or as soon as practicable on such other date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 A.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Whitman Breed Abbott & Morgan LLP, 200 Park Avenue, New York, New York or at such other place and time as the parties may agree, and shall be held simultaneously with the closing of the transactions contemplated by that certain Asset Purchase Agreement, dated as of June 16, 1999, among Mackenzie Investment Management Inc., the Acquired Trust and HCA (as defined in Section 10.2) (the "Asset Purchase Agreement").

         3.2 The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of the Acquired Fund's assets and a schedule of assets in the Expense Reserve.

         3.3 Investors Fiduciary Trust Company ("IFTC"), as custodian for the Acquired Fund, shall (a) deliver at the Closing a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by IFTC for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.4 IFTC, as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class N shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

         3.5 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust and Board of Trustees of the Acquired Trust, accurate appraisal of the value of the net assets with respect to the Class A and Class B Acquiring Fund Shares or the Class A, Class B and Class N Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

         (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result, in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) The Statement of Assets and Liabilities, Operations, and Changes in Net Assets, the Supplementary Information, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 1998, has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (g) Since December 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change;

         (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

         (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section
3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

         (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

         (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

         4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

         (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) The Statement of Assets and Liabilities, Operations, and Changes in Net Assets, the Supplementary Information, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 1998 has been audited by PricewaterhouseCoopers, LLP, independent certified public accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (g) Since December 31, 1998 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of the Acquiring Fund liabilities, or the redemption of the Acquiring Fund Shares by the Acquiring Fund shareholders shall not constitute a material adverse change;

         (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

         (j) All issued and outstanding Acquiring Fund Shares (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

         (k) The Class A and Class B Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

         (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

         (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Acquiring Trust and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

         (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

         5.2 Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

         5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than September 17, 1999.

         5.4 The Acquired Fund covenants that the Class A and Class B Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

         5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.7 Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund
Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

         5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

         5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

         5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to Acquired Fund pursuant to this Agreement.

         5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Class A and Class B Acquiring Fund Shares received at the Closing.

         5.12 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Trust, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation;

         6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

         6.3 The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

         (a) The Acquiring Trust has been duly formed and is an existing business trust in the Commonwealth of Massachusetts; (b) this Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust's registration statement under the 1940 Act; (c) this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the exchange of the Assets for Class A and Class B Shares of the Acquiring Fund pursuant to this Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Assets for Class A and Class B Shares of the Acquiring Fund pursuant to this Agreement have been obtained or made; and

         6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation;

         7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

         7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

         7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Faith Colish, A Professional Corporation, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

         (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) this Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the exchange of the Assets for Class A and Class B Shares of the Acquiring Fund pursuant to this Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and
(e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Class A and Class B Shares of the Acquiring Fund, pursuant to this Agreement have been obtained or made; and

         7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 The parties shall have received an opinion of counsel addressed to each of the Acquiring and the Acquired Trust substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of each of the Acquiring and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

         8.6 The conditions to closing of the respective parties to the Asset Purchase Agreement shall have been satisfied or waived by such parties.

9.       INDEMNIFICATION

         9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.      FEES AND EXPENSES

         10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         10.2 Except as otherwise provided in this Section 10.2, Ivy Management, Inc. ("IMI"), the investment adviser to the Acquiring Fund, and HCA, the investment adviser to this Acquired Fund, shall each bear all expenses incurred by it or its corresponding Fund in connection with preparation of this Agreement and consummation of the Reorganization, including attorney's fees. HCA shall bear all legal expenses of Acquired Fund's counsel related to the Reorganization except to the extent such fees are related to the deregistration and liquidation of the Acquired Fund and are made part of the Expense Reserve. Neither IMI, the Acquiring Fund nor the Acquiring Trust shall bear any fees or expenses of counsel, accountants, agents or representatives of HCA, the Acquired Fund or the Acquired Trust incurred in connection with the Reorganization, the meeting of the Acquired Fund's shareholders, or the Acquired Trust's Board of Trustees meeting. Without limiting the foregoing, HCA shall be responsible for all printing, postage and solicitation expenses (including the fees and expenses of a proxy solicitor) incurred in connection with the Reorganization. Neither HCA, the Acquired Fund nor the Acquired Trust shall bear any fees or expenses of counsel, accountants, agents or representatives of IMI, the Acquiring Fund or the Acquiring Trust incurred in connection with the Reorganization (including those fees and expenses associated with the drafting and filing of any registration statement and included prospectus or proxy statement pertaining to the Acquiring Fund), or the Acquiring Trust's Board of Trustees meeting. The Acquiring Fund will pay the SEC registration fees and state notice filing fees in connection with shares issued in the Reorganization. Neither IMI, the Acquiring Fund nor the Acquiring Trust shall bear any costs or expenses associated with the deregistration under the Investment Company Act and other applicable law and dissolution of the Acquired Fund.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         11.2 Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.      TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 22, 1999, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iv) automatically if the Asset Purchase Agreement is terminated. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A and Class B Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.      NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund, c/o Mackenzie Investment Management, Inc., Via Mizner Financial Center, 700 South Federal Highway, Boca Raton, FL 33432, with a copy to Dechert Price & Rhoads, Ten Post Office Square - South, Boston, MA 02109, Attention: Joseph R. Fleming, or to the Acquired Fund, c/o Fahnestock Co. Inc., 125 Broad Street, New York, NY 10004, with a copy to Faith Colish, A Professional Corporation, 63 Wall Street, New York, NY 10005, Attention: Faith Colish, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.      HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

         15.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         15.4 Each of the Acquired Trust and the Acquiring Trust (each, a "Trust") is organized as a Massachusetts business trust, and references in this Agreement to the Trustees mean and refer to the Trustees from time to time serving under each Trust's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any Trustee of either Trust, shareholders, nominees, officers, agents, or employees of either Trust, the Acquiring Fund or the Acquired Fund personally, but bind only the respective property of each of the Acquiring Fund and the Acquired Fund, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Acquiring Fund and the Acquired Fund shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the respective assets of either the Acquiring Fund or the Acquired Fund, as the case may be, to satisfy the obligations of each Trust hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board of Trustees, on behalf of each of the Acquiring Fund and the Acquired Fund, respectively, and this Agreement has been signed by authorized officers of each of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by Trustees of either Trust, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of each of the Acquiring Fund and the Acquired Fund, as provided in each Trust's Declaration of Trust.

         15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                              IVY FUND
                         on behalf of Ivy US Emerging
                                           Growth Fund

                           ---------------------------
                        By:___________________________
                       Its:___________________________

                                  THE FAHNESTOCK FUNDS
                           on behalf of Hudson Capital
                                     Appreciation Fund

                           ---------------------------
                        By:___________________________
                       Its:___________________________

                                    EXHIBIT B

                          This is your prospectus from

                                                   IVY MACKENZIE
                                                   DISTRIBUTORS, INC.
                                                   Via Mizner Financial Plaza
                                                   700 South Federal Highway
                                                   Boca Raton, Florida 33432
                                                   800.456.5111

    May 3, 1999    U.S. EQUITY FUNDS


    IVY GROWTH FUND
    IVY GROWTH WITH INCOME FUND
    IVY US BLUE CHIP FUND
    IVY US EMERGING GROWTH FUND

         Ivy Fund is a registered open-end investment company consisting of nineteen separate portfolios. This Prospectus relates to the Class A, Class B and Class C shares of the four funds listed above (the "Funds"), and the Class I shares of Ivy US Blue Chip Fund. The Funds also offer Advisor Class shares, which are described in a separate prospectus.

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

         Investments in the Funds are not deposits of any bank and are not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- -- CONTENTS

 2 Ivy Growth Fund

 4 Ivy Growth with Income Fund

 6 Ivy US Blue Chip Fund

 8 Ivy US Emerging Growth Fund

10 Additional information
   about investment strategies
   and risks

12 Management

13 Shareholder information

20 Financial highlights

25 Account application

         OFFICERS
         Michael G. Landry, Chairman
         Keith J. Carlson, President
         James W. Broadfoot, Vice President
         C. William Ferris, Secretary/Treasurer

         LEGAL COUNSEL
         Dechert Price & Rhoads
         Boston, Massachusetts

         CUSTODIAN                        AUDITORS
         Brown Brothers Harriman & Co.    PricewaterhouseCoopers LLP
         Boston, Massachusetts            Fort Lauderdale, Florida

         TRANSFER AGENT                   INVESTMENT MANAGER
         Ivy Mackenzie Services Corp.     Ivy Management, Inc.
         PO Box 3022                      700 South Federal Highway
         Boca Raton, Florida 33431-0922   Boca Raton, Florida 33432
         800.777.6472                     800.456.5111


                                 Mackenzie Logo

[IVY LEAF LOGO]
- ----------------------------------------------------------------------------
IVY GROWTH FUND
- -----------------------------------------------------------------------------

(GLOBE ARTWORK)

IVY
GROWTH
FUND

- -- INVESTMENT OBJECTIVE The Fund seeks long-term growth, with current income being a secondary consideration.

- -- PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests in a wide spectrum of equity securities, including U.S. companies of any size and large-cap international stocks.

   The Fund's portfolio is divided into three segments, each of which is managed according to the investment style of its portfolio manager (such as growth, value or international).

- -- PRINCIPAL RISKS

   The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

   MANAGEMENT RISK: Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

   MARKET RISK: Common stock represents a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly even where "management risk" is not a factor, so you could lose money if you redeem your Fund shares at a time when the Fund's stock portfolio is not performing as well as expected.

   SMALL AND MEDIUM-SIZED COMPANY RISK: Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, since smaller companies tend to be thinly traded and because they are subject to greater business risk. Transaction costs in smaller company stocks may also be higher than those of larger companies.

   FOREIGN SECURITY RISK: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. Among these potential risks are: - greater price volatility; - comparatively weak supervision and regulation of securities exchanges, brokers and issuers; - higher brokerage costs; - fluctuations in foreign currency exchange rates and related conversion costs; - adverse tax consequences; and - settlement delays.

- -- WHO SHOULD INVEST*
   The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

   *You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------

- -- PERFORMANCE BAR CHART AND TABLE
   The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns since its inception on January 12, 1960 compare with those of a broad measure of market performance. The Fund's past performance is not an indication of how the Fund will perform in the future.


   ANNUAL TOTAL RETURNS                     for the years ending
   FOR CLASS A SHARES*                      December 31
   -------------------------------------------------------------

(CHART)

     '89'                                        27.24%
     '90'                                        -3.76%
     '91'                                        30.76%
     '92'                                         5.21%
     '93'                                        12.29%
     '94'                                        -2.79%
     '95'                                        27.33%
     '96'                                        17.22%
     '97'                                        11.69%
     '98'                                        14.05%

     *Any applicable sales charges and account fees are not reflected, and if they were the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

     Best quarter Q4 '98: 21.57%

     Worst quarter Q3 '98: (17.04%)

      AVERAGE ANNUAL                                 for the periods ending
      TOTAL RETURNS*                                 December 31, 1998
      -----------------------------------------------------------------------
                                                           S&P 500   WILSHIRE
                             CLASS A   CLASS B   CLASS C    INDEX      5000
      -----------------------------------------------------------------------
      Past year............   7.50%     7.99%    11.72%    29.78%     21.72%
      Past 5 years.........  11.70%    11.70%       n/a    24.49%     19.43%
      Past 10 years........  12.65%       n/a       n/a    19.40%        n/a
      Since inception:
      Class B**............     n/a    11.88%       n/a    23.82%     18.79%
      Class C**............     n/a       n/a    10.67%    29.75%     22.98%

      *Performance figures reflect any applicable sales charges.
     **The inception dates for the Fund's Class B and Class C shares were October 22, 1993 and April 30, 1996, respectively.

- -- FEES AND EXPENSES
   The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:


                              fees paid directly from
SHAREHOLDER FEES              your investment
- -----------------------------------------------------
                         CLASS A   CLASS B   CLASS C
- -----------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)................    5.75%      none      none
Maximum deferred sales
charge (load) (as a
percentage of purchase
price)................     none     5.00%     1.00%
Maximum sales charge
(load) imposed on
reinvested
dividends.............     none      none      none
Redemption fee*.......     none      none      none
Exchange fee..........     none      none      none

*If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

ANNUAL FUND                expenses that are
OPERATING EXPENSES         deducted from Fund assets
- ----------------------------------------------------
                         CLASS A   CLASS B   CLASS C
- ----------------------------------------------------
Management fees*......    0.85%     0.85%     0.85%
Distribution and/or
service (12b-1)
fees..................    0.25%     1.00%     1.00%
Other expenses........    0.28%     0.47%     0.68%
Total annual Fund
operating expenses....    1.38%     2.32%     2.53%

*Management Fees are reduced to 0.75% for net assets over $350 million.

- -------------------------------------------------------------------------

- -- EXAMPLE
   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

- --------------------------------------------------------------------------------
                                         (no redemption)         (no redemption)
YEAR                  CLASS A   CLASS B    CLASS B       CLASS C     CLASS C
- -----------------------------------------------------------------------------
1st                    $  707    $  735      $  235      $  356      $  256
3rd                       987     1,024         724         788         788
5th                     1,287     1,440       1,240       1,345       1,345
10th                    2,137     2,421       2,421       2,866       2,866

[IVY LEAF LOGO]
- ----------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
- ---------------------------------------------------------------------------

(GLOBE ARTWORK)

IVY GROWTH
WITH INCOME
FUND

- -- INVESTMENT OBJECTIVE
   The Fund seeks long-term growth, with current income being a secondary consideration.

- -- PRINCIPAL INVESTMENT STRATEGIES
   The Fund normally invests almost exclusively in U.S. equity securities, a number of which pay dividends.

   Among the chief characteristics that the Fund's manager seeks in selecting securities are: - stock prices that appear low relative to the company's expected profitability;
   - financial security with capitalizations over $100 million; and - more than three years of operating history.
- -- PRINCIPAL RISKS

   The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

   MANAGEMENT RISK: Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

   MARKET RISK: Common stock represents a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly even where "management risk" is not a factor, so you could lose money if you redeem your Fund shares at a time when the Fund's stock portfolio is not performing as well as expected.

- -- WHO SHOULD INVEST*
   The Fund may be appropriate for investors seeking relatively consistent performance without the volatility of more aggressive growth funds.

   *You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

- -- PERFORMANCE BAR CHART AND TABLE
   The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns since its inception on April 1, 1984 compare with those of a broad measure of market performance. The Fund's past performance is not an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS             for the years ending
FOR CLASS A SHARES*              December 31
- -------------------------------------------------------

(CHART)

     '89'                            18.06%
     '90'                            -0.18%
     '91'                            36.33%
     '92'                             2.61%
     '93'                            15.07%
     '94'                            -2.03%
     '95'                            24.93%
     '96'                            20.46%
     '97'                            21.57%
     '98'                             9.64%


  * Any applicable sales charges and account fees are not reflected, and if they were the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.
  # Grantham, Mayo Van Otterloo & Co. was subadviser to the Fund from April 1, 1984 through June 30, 1989.

Best quarter Q4 '98: 17.92%

Worst quarter Q3 '98: (15.69%)

AVERAGE ANNUAL                               for the periods ending
TOTAL RETURNS#                               December 31, 1998
- -------------------------------------------------------------------------------
                                                                  MORNINGSTAR
                                                S&P                 MID-CAP
                       CLASS   CLASS   CLASS    500    WILSHIRE      BLEND
                         A       B       C     INDEX     5000      UNIVERSE
- -------------------------------------------------------------------------------
Past year............   3.53%   4.01%   8.16%  29.78%   21.72%       9.31%
Past 5 years.........  13.16%  13.39%     n/a  24.49%   19.43%      15.45%
Past 10 years........  13.41%     n/a     n/a  19.40%      n/a      14.75%
Since inception:
Class B*.............     n/a  13.12%     n/a  23.82%   18.79%      15.70%***
Class C**............     n/a     n/a  15.82%  29.75%   22.98%      16.02%

  #Performance figures reflect any applicable sales charges.
  *The inception date for the Fund's Class B shares was October 22, 1993. **The inception date for the Fund's Class C shares was April 30, 1996.
***Since November 1, 1993.

- ----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

- -- FEES AND EXPENSES
   The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

      SHAREHOLDER                         fees paid directly from
      FEES                                your investment
      ------------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C
      ------------------------------------------------------------
      Maximum sales charge (load)
      imposed on purchases (as a
      percentage of offering
      price).........................   5.75%      none      none
      Maximum deferred sales charge
      (load)(as a percentage of
      purchase price)................    none     5.00%     1.00%
      Maximum sales charge (load)
      imposed on reinvested
      dividends......................    none      none      none
      Redemption fee*................    none      none      none
      Exchange fee...................    none      none      none

     *If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

ANNUAL FUND                expenses that are
OPERATING EXPENSES         deducted from Fund assets
- -------------------------------------------------------
                            CLASS A   CLASS B   CLASS C
- -------------------------------------------------------
Management fees...........   0.75%     0.75%     0.75%
Distribution and/or
service (12b-1) fees......   0.25%     1.00%     1.00%
Other expenses............   0.60%     0.58%     0.52%
Total annual Fund
operating expenses........   1.60%     2.33%     2.27%
- -------------------------------------------------------------------------

- -- EXAMPLE
   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

- ----------------------------------------------------------------------------
                                   (no redemption)           (no redemption)
YEAR            CLASS A   CLASS B     CLASS B       CLASS C     CLASS C
- ----------------------------------------------------------------------------
1st              $  728    $  736      $  236        $  330      $  230
3rd               1,051     1,027         727           709         709
5th               1,396     1,445       1,245         1,215       1,215
10th              2,366     2,484       2,484         2,605       2,605

[IVY LEAF LOGO]
- ----------------------------------------------------------------------------
IVY US BLUE CHIP FUND
- ----------------------------------------------------------------------------

(GLOBE ARTWORK)

IVY
US BLUE
CHIP FUND

- -- INVESTMENT OBJECTIVE
   The Fund seeks long term growth, with current income being a secondary consideration.

- -- PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests primarily in the common stocks of U.S. companies occupying major market positions that are expected to be maintained or enhanced over time (commonly known as "Blue Chip" companies).

   The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

   The Fund's manager uses an equity style that focuses on both growth and value.

- -- PRINCIPAL RISKS

   The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

   MANAGEMENT RISK: Securities selected for the Fund might not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

   MARKET RISK: Common stock represents a proportionate ownership interest in a company. The market value of common stock can fluctuate significantly even where "management risk" is not a factor, so you could lose money if you redeem your Fund shares at a time when the Fund's stock portfolio is not performing as well as expected.

- -- WHO SHOULD INVEST*
   The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

   *You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

- -----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

- -- PERFORMANCE INFORMATION
   The Fund has been operating for less than a year, so no performance information is available.

- -- FEES AND EXPENSES
   The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

      SHAREHOLDER                       fees paid directly from
      FEES                              your investment
      ------------------------------------------------------------
                                CLASS A  CLASS B  CLASS C  CLASS I
      ------------------------------------------------------------
      Maximum sales charge
      (load) imposed on
      purchases (as a
      percentage of offering
      price)..................    5.75%     none     none     none
      Maximum deferred sales
      charge (load) (as a
      percentage of original
      purchase price).........     none    5.00%    1.00%     none
      Maximum sales charge
      (load) imposed on
      reinvested dividends....     none     none     none     none
      Redemption fee*.........     none     none     none     none
      Exchange fee............     none     none     none     none

     *If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

ANNUAL FUND                        expenses that are
OPERATING EXPENSES                 deducted from Fund assets
- ------------------------------------------------------------
                       CLASS A   CLASS B   CLASS C   CLASS I
- ------------------------------------------------------------
Management fees......   0.75%     0.75%     0.75%     0.75%
Distribution and/or
service (12b-1)
fees.................   0.25%     1.00%     1.00%      none
Other expenses.......   5.34%     5.29%     5.38%     5.25%
Total annual Fund
operating expenses...   6.34%     7.04%     7.13%     6.00%
Expenses
reimbursed*..........   4.91%     4.91%     4.91%     4.91%
Net Fund operating
expenses*............   1.43%     2.13%     2.22%     1.09%

*The Fund's Investment Manager has agreed to reimburse the Fund's expenses for the current fiscal year to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.15% of the Fund's average net assets (excluding Rule 12b-1 fees and taxes). For each of the following nine years, the Investment Manager will ensure that these expenses do not exceed 2.50% of the Fund's average net assets.

- -------------------------------------------------------------------------

- -- EXAMPLE
   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

- ----------------------------------------------------------------------------
                               (no redemption)     (no redemption)
YEAR         CLASS A   CLASS B    CLASS B   CLASS C   CLASS C    CLASS I
- ----------------------------------------------------------------------------
1st           $  712    $  716      $216     $325      $225        $111
3rd            1,218     1,192       892      919       919         579

[IVY LEAF LOGO]
- ----------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
- ----------------------------------------------------------------------------

(GLOBE ARTWORK)

IVY
US EMERGING
GROWTH FUND

- -- INVESTMENT OBJECTIVE
   The Fund seeks long-term growth.

- -- PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests at least 65% of its assets in the equity securities of small- and medium-sized U.S. companies that are in the early stages of their life cycles and that the Fund's manager believes have the potential to increase their sales and earnings at above-average rates.

   Companies targeted for investment typically are in the early stages of their life cycles and are believed by the Fund's manager to have the potential to increase their sales and earnings at above-average rates.

- -- PRINCIPAL RISKS

   The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

   MANAGEMENT RISK: Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

   MARKET RISK: Common stock represents a proportionate ownership interest in a company. The market value of common stock can fluctuate significantly even where "management risk" is not a factor, so you could lose money if you redeem your Fund shares at a time when the Fund's stock portfolio is not performing as well as expected.

   SMALL AND MEDIUM-SIZED COMPANY RISK: Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, since smaller companies tend to be thinly traded and because they are subject to greater business risk. Transaction costs in smaller company stocks may also be higher than those of larger companies.

- -- WHO SHOULD INVEST*
   The Fund may be appropriate for investors seeking long-term growth potential, but who can accept fluctuations in capital value in the short term.

   *You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

- -- PERFORMANCE BAR CHART AND TABLE
   The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns since it was first offered for sale to the public on April 30, 1993 compare with those of a broad measure of market performance. The Fund's past performance is not an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS                 for the years ending
FOR CLASS A SHARES*                  December 31
- -----------------------------------------------------------

(CHART)

     '94'                                   3.29
     '95'                                  42.07
     '96'                                  18.52
     '97'                                   4.26
     '98'                                  18.00

*Any applicable sales charges and account fees are not reflected, and if they were the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

Best quarter Q4 '98: 31.07%

Worst quarter Q3 '98: (17.82%)


- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

      AVERAGE ANNUAL                              for the periods ending
      TOTAL RETURNS#                              December 31, 1998
      ------------------------------------------------------------------------
                                                        RUSSELL
                                                         2000     MORNINGSTAR
                                                        GROWTH    SMALL GROWTH
                            CLASS A  CLASS B  CLASS C   INDEX      UNIVERSE
      ------------------------------------------------------------------------
      Past year............  11.21%   12.13%   16.19%    1.23%        4.18%
      Past 5 years.........  15.06%   15.35%      n/a   12.00%       12.44%
      Since inception:
      Class A*.............  20.88%      n/a      n/a   12.39%       17.19%
      Class B**............     n/a   14.85%      n/a    9.77%       14.78%
      Class C***...........     n/a      n/a    5.69%    4.24%        8.53%****

        #Performance figures reflect any applicable sales charges.
        *The inception date for the Fund's Class A shares was March 3, 1993
         (performance is calculated based on the date the Fund first became available for sale to the public, April 30, 1993.)
       **The inception  date for the Fund's Class B shares was October 22, 1993.
         Russell 2000 Growth Index performance is calculated from October 31, 1993. Morningstar performance is calculated from November 1, 1993.
      ***The inception date for the Fund's Class C shares was April 30, 1996. ****Since May 1, 1996.

- -- FEES AND EXPENSES

   The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                     fees paid directly from
SHAREHOLDER FEES                     your investment
- ------------------------------------------------------------
                         CLASS A   CLASS B   CLASS C
- ------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price).................   5.75%      none      none
Maximum deferred sales
charge (load) (as a
percentage of purchase
price).................    none     5.00%     1.00%
Maximum sales charge
(load) imposed on
reinvested dividends...    none      none      none
Redemption fee*........    none      none      none
Exchange fee...........    none      none      none

*If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.


ANNUAL FUND                       expenses that are
OPERATING EXPENSES                deducted from Fund assets
- -----------------------------------------------------------
                         CLASS A   CLASS B   CLASS C
- -----------------------------------------------------------
Management fees........   0.85%     0.85%     0.85%
Distribution and/or
service (12b-1) fees...   0.25%     1.00%     1.00%
Other expenses.........   0.60%     0.60%     0.55%
Total annual Fund
operating expenses.....   1.70%     2.45%     2.40%

- -----------------------------------------------------------

- -- EXAMPLE
   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

- ------------------------------------------------------------------------------
                                (no redemption)             (no redemption)
YEAR          CLASS A   CLASS B    CLASS B       CLASS C       CLASS C
- ------------------------------------------------------------------------------
1st            $  738    $  748     $  248        $  343        $  243
3rd             1,080     1,064        764           748           748
5th             1,445     1,506      1,306         1,280         1,280
10th            2,468     2,601      2,601         2,736         2,736

[IVY LEAF LOGO]
- -----------------------------------------------------------------------------
US EQUITY FUNDS
- ----------------------------------------------------------------------------

ADDITIONAL INFORMATION
ABOUT INVESTMENT
STRATEGIES AND RISKS

- -- PRINCIPAL STRATEGIES

   IVY GROWTH FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in mid- and large-cap U.S. stocks, and seeks to provide additional diversification by investing a portion of its assets in small-cap U.S. stocks and large-cap international stocks.

   The Fund is managed using a combination of investment styles. The core portion of the Fund's portfolio is comprised of companies that have had a proven and consistent record of earnings, but whose prices appear to be low relative to their underlying profitability. Investments for the international portion of the Fund are selected using a disciplined value approach that focuses on long-term earnings projections, asset values and cash flow generation.

   IVY GROWTH WITH INCOME FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing in the common stock of domestic corporations. Companies targeted for investment typically have stock prices that appear low relative to their expected profitability, rising earnings, a minimum three-year operating history and capitalizations over $100 million.

   Dividend-paying ability, financial strength and trading liquidity are also taken into account.

   IVY US BLUE CHIP FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the common stock of U.S. companies occupying leading market positions that are expected to be maintained or enhanced over time (commonly known as "Blue Chip" companies). Blue Chip companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies are generally considered to be highly liquid, since they are well supplied in the marketplace relative to their smaller-capitalized counterparts and because their trading volume tends to be higher. The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

   IVY US  EMERGING  GROWTH  FUND:  The Fund  seeks  to  achieve  its  principal objective of long term capital growth by investing primarily in the equity securities of domestic corporations that are small and medium sized. Companies targeted for investment typically are in the early stages of their life cycles and are believed by the Fund's manager to have the potential to increase their sales and earnings at above-average rates. These companies typically are selected from within the technology, health care, entertainment, and business and consumer services sectors, which have presented attractive growth opportunities in recent years. Portfolio holdings are reviewed regularly for valuation, relative strength and changes in earnings estimates.

- -- PRINCIPAL RISKS

   GENERAL MARKET RISK:

   As with any mutual fund, the value of a Fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments.

   Each Fund's share value will decrease at any time during which its security holdings or other investment techniques are not performing as well as anticipated, and you could therefore lose money by investing in a Fund depending upon the timing of your initial purchase and any subsequent redemption.

   OTHER RISKS: The following table identifies the investment techniques that each Fund's adviser considers important in achieving the Fund's investment objective or in managing its exposure to risk (and that could therefore have a significant effect on a Fund's returns). Following the table is a description of the general risk characteristics of these investment techniques. Other investment methods that the Funds may use (such as derivative investments), but that are not likely to play a key role in their overall investment strategies, are described in the Funds' Statement of Additional Information (see back cover page for information on how you can receive a free copy).

- -------------------------------------------------------
 INVESTMENT TECHNIQUE:   IGF   IGWIF   IUSBCF   IUSEGF
- -------------------------------------------------------
Common stocks..........   X      X       X         X
Foreign securities.....   X
Borrowing..............   X      X       X         X
Temporary defensive
positions..............   X      X       X         X

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

RISK CHARACTERISTICS:
- - COMMON STOCKS: Common stocks represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller-company stocks may also be higher than those of larger companies.

- - FOREIGN SECURITIES: Ivy Growth Fund may invest a significant portion of its assets in foreign securities. Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance favorably or unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets. Many of the Fund's foreign securities also are denominated in foreign currencies and the value of the Fund's investments, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

  Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards.

  It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). The risks of investing in foreign securities are heightened in countries with new or developing economies.

- - BORROWING: For temporary purposes, each Fund may borrow up to 10% of the value of its total assets from qualified banks. Borrowing may exaggerate the effect on the Fund's share value of any increase or decrease in the value of the securities it holds. Money borrowed will also be subject to interest costs.

- - TEMPORARY DEFENSIVE POSITIONS: A Fund may from time to time take a temporary defensive position and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short-term notes and other money market securities. When a Fund assumes such a defensive position it may not achieve its investment objective. Investing in debt securities also involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. For example, as interest rates decline the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Bonds with longer maturities tend to be more volatile than bonds with shorter maturities.

- -- OTHER IMPORTANT INFORMATION

   YEAR 2000 RISKS: Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The inability of computer-based systems to make this distinction could have a seriously adverse effect on the handling of securities trades, pricing and account services worldwide. The Funds' service providers are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. Information about the year 2000 readiness of the issuers of the securities that the Funds may purchase is also taken into consideration during the investment decision-making process (though such information may not be readily available, particularly in non-U.S. countries, and may be limited to public filings or statements from company representatives that are not independently verifiable).

   The Funds' managers believe these steps will be sufficient to avoid any material adverse impact on the Funds. At this time, however, there can be no assurance that significant problems will not occur (which either directly or indirectly may cause a Fund to lose money).

[IVY LEAF LOGO]
- -----------------------------------------------------------------------------
US EQUITY FUNDS
- ----------------------------------------------------------------------------

MANAGEMENT

- -- INVESTMENT ADVISOR
   Ivy Management, Inc. ("IMI")
   Via Mizner Financial Plaza
   700 South Federal Highway
   Boca Raton, Florida 33432

   IMI provides investment advisory and business management services to the Funds. IMI is an SEC-registered investment advisor with over $5 billion in assets under management, and provides similar services to the other fifteen series of Ivy Fund. For its services, IMI receives from Ivy US Blue Chip Fund an annual fee equal to 0.75% of the Fund's average net assets. For the fiscal year ending December 31, 1998, the other three Funds paid IMI a fee that was equal to the following percentages of the Funds' respective average net assets: - Ivy Growth Fund, 0.85%; - Ivy Growth with Income Fund, 0.75%; and Ivy US Emerging Growth Fund, 0.85%

- -- PORTFOLIO MANAGEMENT

   IVY GROWTH FUND: The Fund's portfolio is divided into three different segments, which are managed by the following individuals:

   - James W. Broadfoot, President of IMI and a Vice President of Ivy Fund, manages the U.S. Emerging Growth segment of the Fund's portfolio. Before joining IMI in 1990, Mr. Broadfoot was the principal in an investment counsel firm specializing in emerging growth companies. He has over 25 years of professional investment experience, holds an MBA from the Wharton School of Business and is a Chartered Financial Analyst.

   - Barbara Trebbi, a Senior Vice President of IMI, manages the International segment of the Fund's portfolio. She is also Managing Director of International Equities. Ms. Trebbi joined IMI in 1988 and has 11 years of professional investment experience. She is a Chartered Financial Analyst and holds a graduate diploma from the London School of Economics.

   - Paul P. Baran, a Senior Vice President of IMI, manages the core growth segment of the Fund's portfolio. Before joining IMI, Mr. Baran was Senior Vice President/Chief Investment Officer of Central Fidelity National Bank. He has 24 years of professional investment experience and is a Chartered Financial Analyst. He has an MBA from Wayne State University.

IVY GROWTH WITH INCOME FUND: The Fund is managed by Paul P. Baran (see "Ivy Growth Fund," above).

IVY US BLUE CHIP FUND: The Fund is managed by Paul P. Baran (see "Ivy Growth Fund," above).

IVY US EMERGING GROWTH FUND: The Fund is managed by James W. Broadfoot (see "Ivy Growth Fund," above).

- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------

SHAREHOLDER
INFORMATION

- -- PRICING OF FUND SHARES
   Each Fund calculates its share price by dividing the value of the Fund's net assets by the total number of its shares outstanding as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the Exchange is open for trading (normally any weekday that is not a national holiday).

   Each portfolio security that is listed or traded on a recognized stock exchange is valued at the security's last sale price on the exchange on which it was purchased.

   If no sale is reported at that time, the average between the last bid and asked prices is used. Securities and other Fund assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Funds' Board of Trustees. IMI may also price a foreign security at its fair value if events materially affecting the estimated value of the security occur between the close of the foreign exchange on which the security is principally traded and the time as of which a Fund prices its shares. Fair-value pricing under these circumstances is designed to protect existing shareholders from the actions of short-term investors trading into and out of a Fund at a time in an attempt to profit from short term market movements. When such fair-value pricing occurs, however, there may be some period of time during which a Fund's share price and/or performance information is not available.

   The number of shares you receive when you place a purchase or exchange order, and the payment you receive after submitting a redemption request, is based on a Fund's net asset value ("NAV") next determined after your instructions are received in proper form by Ivy Mackenzie Services Corp. ("IMSC") (the Fund's transfer agent) or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge (see "Choosing the appropriate class of shares""). Since Ivy Growth Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, that Fund's share value may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

- -- HOW TO BUY SHARES
   Please read these sections below carefully before investing.

   CHOOSING THE APPROPRIATE CLASS OF SHARES:
   The essential features of the Funds' different classes of shares are described below. If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are purchasing Class A shares. Each Fund has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for their Class A, B and C shares that allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   - CLASS A SHARES: Class A shares are sold at net asset value plus a maximum sales charge of 5.75% (the "offering price"). The sales charge may be reduced or eliminated if certain conditions are met (see "Additional purchase information"). Class A shares are subject to a 0.25% Rule 12b-1 service fee.

   - CLASS B SHARES: Class B shares are offered at net asset value, without an initial sales charge, but subject to a contingent deferred sales charge ("CDSC") that declines from 5.00% to zero on certain redemptions within six years of purchase. Class B shares are subject to a 0.75% Rule 12b-1 distribution fee and a 0.25% Rule 12b-1 service fee, and convert automatically into Class A shares eight years after purchase.

   - CLASS C SHARES: Class C shares are offered at net asset value, without an initial sales charge, but subject to a CDSC of 1.00% for redemptions within the first year of purchase. Class C

[IVY LEAF LOGO]
- ----------------------------------------------------------------------------
US EQUITY FUNDS
- ----------------------------------------------------------------------------

     shares are subject to a 0.75% Rule 12b-1 distribution fee and a 0.25% Rule 12b-1 service fee.

   - CLASS I SHARES: Class I shares are offered to certain classes of investors of Ivy US Blue Chip Fund at net asset value, without any sales load or Rule 12b-1 fees.

   The following table displays the various investment minimums, sales charges and expenses that apply to each class.

- ---------------------------------------------------------------------------------
                       CLASS A        CLASS B        CLASS C        CLASS I
- ---------------------------------------------------------------------------------
Minimum initial
investment*..........  $1,000         $1,000         $1,000         $5,000,000
Minimum subsequent
investment*..........  $100           $100           $100           $10,000
Initial sales
charge...............  Maximum        None           None           None
                       5.75%, with
                       options for a
                       reduction or
                       waiver
CDSC.................  None, except   Maximum        1.00% for the  None
                       on certain     5.00%,         first year
                       NAV purchases  declines over
                                      six years
Service and
distribution fees....  0.25% service  0.75%          0.75%          None
                       fee            distribution   distribution
                                      fee and 0.25%  fee and 0.25%
                                      service fee    service fee

*Minimum initial and subsequent investments for retirement plans are $25.

- -- ADDITIONAL PURCHASE INFORMATION

   CLASS A SHARES: Class A shares are sold at a public offering price equal to their net asset value per share plus an initial sales charge, as set forth below (which is reduced as the amount invested increases):

- ---------------------------------------------------------------
                           SALES         SALES      PORTION OF
                        CHARGE AS A   CHARGE AS A     PUBLIC
                        PERCENTAGE    PERCENTAGE     OFFERING
                         OF PUBLIC      OF NET         PRICE
                         OFFERING       AMOUNT      RETAINED BY
   AMOUNT INVESTED         PRICE       INVESTED       DEALER
- ---------------------------------------------------------------
Less than $50,000.....     5.75%         6.10%         5.00%
$50,000 but less than
$100,000..............     5.25%         5.54%         4.50%
$100,000 but less than
$250,000..............     4.50%         4.71%         3.75%
$250,000 but less than
$500,000..............     3.00%         3.09%         2.50%
$500,000 or over*.....     0.00%         0.00%         0.00%

*A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

Class  A  shares  that  are  acquired  through   reinvestment  of  dividends  or
distributions are not subject to any sales charges.

HOW TO REDUCE YOUR INITIAL SALES CHARGE:
- - "Rights of Accumulation" permits you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund Class A shares you own.
- - A "Letter of Intent" permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a 13-month period (certain restrictions apply).

HOW TO ELIMINATE YOUR INITIAL SALES CHARGE: You may purchase Class A shares at NAV (without an initial sales charge or a CDSC) through any one of the following methods:
- - through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;
- - under certain qualified retirement plans;
- - as an employee or director of Mackenzie Investment Management Inc. or its affiliates;
- - as an employee of a selected dealer; or
- - through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.

You may also purchase Class A shares at NAV if you are investing at least $500,000 through a dealer or agent. Ivy Mackenzie Distributors, Inc. ("IMDI"), the Fund's distributor, may pay the dealer or agent (out of IMDI's own resources) for

- -----------------------------------------------------------------------------

- ----------------------------------------------------------------------------

its distribution assistance according to the following schedule:

- --------------------------------------------------
PURCHASE AMOUNT                        COMMISSION
- --------------------------------------------------
First $3,000,000......................    1.00%
Next $2,000,000.......................    0.50%
Over $5,000,000.......................    0.25%

IMDI may from time to time pay a bonus or other cash incentive to dealers (other than IMDI) including, for example, those which employ a registered representative who sells a minimum dollar amount of the shares of a Fund and/or other funds distributed by IMDI during a specified time period.

Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of certain dealers meeting criteria established by the Distributor. This privilege will apply only to Class A shares of a Fund that are purchased using proceeds obtained by such clients through redemption of another mutual fund's shares on which a sales charge was paid. Purchases must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase.

CLASS B AND CLASS C SHARES: Class B and Class C shares are not subject to an initial sales charge but are subject to a CDSC. If you redeem your Class C shares within one year of purchase they will be subject to a CDSC of 1%, and Class B shares redeemed within six years of purchase will be subject to a CDSC at the following rates:

- --------------------------------------------------------
                                CDSC AS A PERCENTAGE OF
YEAR SINCE                          DOLLAR AMOUNT
PURCHASE                           SUBJECT TO CHARGE
- --------------------------------------------------------
First......................         5.00%
Second.....................         4.00%
Third......................         3.00%
Fourth.....................         3.00%
Fifth......................         2.00%
Sixth......................         1.00%
Seventh and thereafter.....         0.00%

The CDSC for both Class B and Class C shares will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No charge will be assessed on increases in account value above the original purchase price or on reinvested dividends and distributions.

Shares will be redeemed on a lot-by-lot basis in the following order: - - Shares held more than six years; - - Shares acquired through reinvestment of dividends and distributions; - - Shares subject to the lowest CDSC percentage, on a first-in, first-out basis
  (1) with the portion of the lot attributable to capital appreciation which is not subject to a CDSC, redeemed first; then
  (2) the portion of the lot attributable to your original basis, which is subject to a CDSC.

The CDSC for Class B shares is waived for:
- - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
- - Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
- - Redemptions resulting from a tax-free return of excess contribution to an IRA.
- - Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.
- - Withdrawals through the Systematic Withdrawal Plan of up to 12.00% per year of your account value at the time the plan is established.

Both Class B shares and Class C shares are subject to an ongoing service and distribution fee at a combined annual rate of up to 1.00% of the portfolio's average net assets attributable to its Class B or Class C shares. The ongoing distribution fees will cause these shares to have a higher expense ratio than that of Class A and Class I shares. IMDI uses the money that it receives from the deferred sales charge and the distribution fees to cover various promotional and sales related expenses, as well as expenses related to providing distributions services, such as compensating selected dealers and agents for selling these shares.

Approximately eight years after the original date of purchase, your Class B shares will be converted automatically to Class A shares. Class A shares are subject to lower annual expenses than Class B shares. The conversion from Class B shares to Class A shares is not considered a taxable event for federal income tax purposes. Class C shares do not have a similar conversion privilege.

CLASS I SHARES: Class I shares are offered only to institutions and certain individuals, and are not
15

[IVY LEAF LOGO]
- -----------------------------------------------------------------------------
US EQUITY FUNDS
- ----------------------------------------------------------------------------

   subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower fees than Class A, Class B and Class C shares.

- -- SUBMITTING YOUR PURCHASE ORDER

   INITIAL INVESTMENTS: Complete and sign the Account Application appearing at the end of this Prospectus. Enclose a check payable to the Fund in which you wish to invest. You should note on the check the class of shares you wish to purchase. (see page 14 for minimum initial investments.) Deliver your application materials to your registered representative or selling broker, or send them to one of the addresses below:

   - BY REGULAR MAIL:

     Ivy Mackenzie Services Corp.
     P.O. Box 3022
     Boca Raton, FL 33431-0922

   - By COURIER:

     Ivy Mackenzie Services Corp.
     700 South Federal Hwy.
     Boca Raton, FL 33432-6114

- -- BUYING ADDITIONAL SHARES
   There are several ways to increase your investment in a Fund:

   - BY MAIL: Send your check with a completed investment slip (attached to your account statement) or written instructions indicating the account registration, Fund number or name, and account number. Mail to one of the addresses above.

   - THROUGH YOUR BROKER: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.

   - BY WIRE: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 800.777.6472. Wiring instructions are as follows:

     First Union National Bank of Florida
     Jacksonville, FL
     ABA #063000021
     Account #2090002063833
     For further credit to:
     Your Account Registration
     Your Fund Number and Account Number

   - BY  AUTOMATIC   INVESTMENT   METHOD:   You  can  authorize  to  have  funds
     electronically drawn each month from your bank account and invested as a purchase of shares into your Ivy Fund account. Complete sections 6A and 7B of the Account Application.

 --  HOW TO REDEEM SHARES

     SUBMITTING YOUR REDEMPTION ORDER: You may redeem your Fund shares through your registered securities dealer or directly through IMSC. If you choose to redeem through your registered securities dealer, the dealer is responsible for properly transmitting redemption orders in a timely manner. If you choose to redeem directly through IMSC, you have several ways to submit your request:

   - BY MAIL: Send your written redemption request to IMSC at one of the addresses at left. Be sure that all registered owners listed on the account sign the request. Medallion signature guarantees and supporting legal documentation may be required. When you redeem, IMSC will normally send redemption proceeds to you on the next business day, but may take up to seven days (or longer in the case of shares recently purchased by check).

   - BY TELEPHONE: Call IMSC at 800.777.6472 to redeem from your individual, joint or custodial account. To process your redemption order by telephone, you must have telephone redemption privileges on your account. IMSC employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions. Requests by telephone can only be accepted for amounts up to $50,000.

   - BY SYSTEMATIC WITHDRAWAL PLAN ("SWP"): You can authorize to have funds

16
145
- ----------------------------------------------------------------------------

- ---------------------------------------------------------------------------

  electronically drawn each month from your Ivy Fund account and deposited directly into your bank account. Certain minimum balances and minimum distributions apply. Complete section 6B of the Account Application to add this feature to your account.

RECEIVING YOUR REDEMPTION PROCEEDS: You can receive redemption proceeds through a variety of payment methods:

   - BY CHECK: Unless otherwise instructed in writing, checks will be made payable to the current account registration and sent to the address of record.

   - BY FEDERAL FUNDS WIRE: Proceeds will be wired on the next business day to a pre-designated bank account. Your account will be charged $10 each time redemption proceeds are wired to your bank, and your bank may also charge you a fee for receiving a Federal Funds wire.

   - BY ELECTRONIC FUNDS TRANSFER ("EFT"): For SWP redemptions only.

   IMPORTANT REDEMPTION INFORMATION:
   - A CDSC may apply to certain Class A share redemptions, to Class B shares redeemed within six years of purchase, and to Class C shares that are redeemed within one year of purchase.

   - If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees, unless you instruct otherwise.

   - Any shares subject to a CDSC will be redeemed last unless you elect otherwise.

   - Shares will be redeemed in the order described under "Additional Purchase Information -- Class B and Class C Shares".

   - A Fund may (on 60 days' notice) redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months.

   - A Fund may take up to seven days (or longer in the case of shares recently purchased by check) to send redemption proceeds.

- -- HOW TO EXCHANGE SHARES
   You may exchange your Fund shares for shares of another Ivy Fund, subject to certain restrictions (see "Important exchange information").

   SUBMITTING YOUR EXCHANGE ORDER: You may submit an exchange request to IMSC as follows:

   - BY MAIL: Send your written exchange request to IMSC at one of the addresses on page 16 of this Prospectus. Be sure that all registered owners listed on the account sign the request.

   - BY TELEPHONE: Call IMSC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IMSC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

   IMPORTANT EXCHANGE INFORMATION:
   - You must exchange into the same share class you currently own.

- -- Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

   - It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. The Funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee (in the case of certain funds), or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.

- -- DIVIDENDS, DISTRIBUTIONS AND TAXES
   - The  Funds   generally   declare  and  pay   dividends   and  capital  gain
     distributions (if any) at least once a year.

   - Dividends and distributions are "reinvested" in additional Fund shares unless you request to receive them in cash.

   - Reinvested dividends and distributions are added to your account at NAV and are not subject to a

17
146

[IVY LEAF LOGO]
- ----------------------------------------------------------------------------
US EQUITY FUNDS
- ----------------------------------------------------------------------------

     sales charge regardless of which share class you own.
   - Cash dividends and distributions can be sent to you:

   - BY MAIL: A check will mailed to the address of record unless otherwise instructed.

   - BY ELECTRONIC FUNDS TRANSFER: Your proceeds will be directly deposited into your bank account.

   To  change  your  dividend  and/or   distribution   options,   call  IMSC  at
   800.777.6472.

   Dividends ordinarily will vary from one class to another. Each Fund intends to declare and pay dividends annually. The Funds will distribute net investment income and net realized capital gains, if any, at least once a year. The Funds may make an additional distribution of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").

   Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to you as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long term capital gains over net short term capital losses), if any, are taxable to you as long term capital gains, regardless of how long you have held your shares. Dividends are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

   If shares of the Fund are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by the Fund.

   Upon the sale or exchange of your Fund shares, you may realize a capital gain or loss which will be long term or short term, generally depending upon how long you held your shares.

   The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

   Fund distributions may be subject to state, local and foreign taxes.

   You should consult with your tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

- ----------------------------------------------------------------------------
NOTES
- ---------------------------------------------------------------------------

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Funds' financial performance for the past five years (or less if a Fund has a shorter operating history), and reflects results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) each year on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Funds' financial statements, is included in its Annual Report to shareholders (which is available upon request).

=================================================================================================================================
                                                                                         CLASS A
IVY GROWTH FUND
------------------------------------------------------------------------
                                                                                 for the year ended
                                                                                    December 31,
-
---------------------------------------------------------------------------------------------------------------------------------
                                                           1998           1997          1996
1995           1994
SELECTED PER SHARE DATA
------------------------------------------------------------------------
Net asset value, beginning of period..................     $ 17.80      $  17.76      $  16.75     $  13.91
$  15.14

------------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income...............................         .01           .02         .02(a)
 .05(a)       .05(a)
  Net gains or losses on securities (both realized and
    unrealized).......................................        2.49          1.98          2.86
3.73         (.49)

------------------------------------------------------------------------
  Total from investment operations....................        2.50          2.00          2.88
3.78         (.44)

------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income........................         .02           .02           .02
 .02          .05
    In excess of net investment income................          --           .13           .11
--           --
  Distributions
    From capital gains................................         .40          1.81          1.74
 .89          .74
    In excess of capital gains........................          --            --            --
 .03           --

------------------------------------------------------------------------
    Total distributions...............................         .42          1.96          1.87
 .94          .79

------------------------------------------------------------------------
Net asset value, end of period........................     $ 19.88      $  17.80      $  17.76     $  16.75
$  13.91

========================================================================
Total return (%)......................................       14.05(b)      11.69(b)      17.22(b)
27.33(b)     (2.97)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..............    $318,444      $320,000      $314,908     $289,954
$231,446
Ratio of expenses to average net assets
  With expense reimbursement (%)......................          --            --          1.45
1.59         1.38
  Without expense reimbursement (%)...................        1.38          1.38          1.45
1.60         1.49
Ratio of net investment income to average net assets
  (%).................................................         .03           .13           .13(a)
 .32(a)       .32(a)
Portfolio turnover rate (%)...........................          59            39            72
41           39

=================================================================================================================================
                                                                                         CLASS A
IVY GROWTH WITH INCOME FUND
------------------------------------------------------------------------
                                                                                 for the year ended
                                                                                    December 31,
-
---------------------------------------------------------------------------------------------------------------------------------
                                                           1998           1997          1996
1995           1994
SELECTED PER SHARE DATA
------------------------------------------------------------------------
Net asset value, beginning of period..................     $ 12.59      $  11.38      $ 10.98     $9.08         9.70

----------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income...............................         .04           .08           .08     .11          .17
  Net gains or losses on securities (both realized and
    unrealized).......................................        1.19          2.37          2.16     2.13         (.36)

----------------------------------------------------------------------
  Total from investment operations....................        1.23          2.45          2.24     2.24         (.19)

----------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income........................          --           .03           .08       .08          .17
    In excess of net investment income................          --            --           .03        --          .01
  Distributions from capital gains....................         .28          1.21          1.73       .26          .25

----------------------------------------------------------------------
    Total distributions...............................         .28          1.24          1.84       .34          .43

----------------------------------------------------------------------
Net asset value, end of period........................     $ 13.54      $  12.59      $  11.38     $  10.98   $   9.08

======================================================================
Total return (%)......................................        9.64(b)      21.57(b)      20.46(b)  24.93(b)     (2.03)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..............     $69,733      $ 69,742      $ 63,219     $ 59,054     $26,017
Ratio of expenses to average net assets (%)...........        1.60          1.59          1.81        1.96         1.84
Ratio of net investment income to average net assets
  (%).................................................         .28           .58           .68        1.06         1.83
Portfolio turnover rate (%)...........................         108            36           138          81           36

20

=========================================================================================================
                      CLASS B                                       CLASS C
- ---------------------------------------------------------------------------------------------------------




                                                                    April 30, 1996


for the year ended                        for the year ended         (Commencement)


   December 31,                              December 31,            to December 31,


- ---------------------------------------------------------------------------------------------------------
   1998      1997      1996       1995      1994            1998       1997              1996
    (b)
Total return does
- ---------------------------------------------------------------------------------------------------------
not reflect a sales
charge.
$ 17.72    $ 17.69    $ 16.75     $ 13.91    $ 15.14      $ 17.47    $ 17.59           $  18.46
- ---------------------------------------------------------------------------------------------------------
(c) Total return

total return and
   2.46       1.96       2.81        3.71       (.54)        2.38       1.86               1.02
does
not reflect
- ---------------------------------------------------------------------------------------------------------
a sales charge.
   2.30       1.82       2.68        3.63       (.58)        2.22       1.79                .96
- ---------------------------------------------------------------------------------------------------------
(d) Annualized
    .02         --         --          --         --          .02         --                --
     --        .07         --          --         --           --        .13               .09
    .40       1.72       1.74         .73        .52          .40       1.78              1.74
     --         --         --         .06        .13           --         --                --
- ---------------------------------------------------------------------------------------------------------
    .42       1.79       1.74         .79        .65          .42       1.91              1.83
- ---------------------------------------------------------------------------------------------------------
$ 19.60    $ 17.72    $ 17.69    $  16.75    $ 13.91      $ 19.27    $ 17.47           $ 17.59
=========================================================================================================
  12.99(b)   10.69(b)   16.02(b)    26.13(b)   (3.90)(b)    12.72(b)   10.58(b)           5.20(c)
$ 4,889    $ 4,433    $ 3,850    $  2,669    $ 1,399      $   263    $   400           $    90
     --         --       2.37        2.55       2.34           --         --              2.44(d)
   2.32       2.30       2.37        2.56       2.45         2.53       2.33              2.44(d)
   (.90)      (.79)      (.79)(a)    (.64)(a)   (.64)(a)    (1.11)      (.82)             (.86)(a)(d)
     59         39         72          41         39           59         39                72


=================================================================================================
                   CLASS B                                          CLASS C
- -------------------------------------------------------------------------------------------------
                                                                                for the period
                                                                                April 30, 1996
             for the year ended                            for the year ended   (Commencement)
                December 31,                                  December 31,      to December 31,
- -------------------------------------------------------------------------------------------------
 1998        1997        1996        1995       1994         1998       1997         1996
- -------------------------------------------------------------------------------------------------
$ 12.54    $ 11.36     $ 10.98     $  9.08    $  9.70      $ 12.44    $ 11.37       $ 11.73
- ------------------------------------------------------------------------------------------------
   (.06)      (.02)       (.01)        .03        .09         (.05)      (.01)         (.08)
   1.18       2.37        2.15        2.13       (.36)        1.18       2.35          1.53
- -------------------------------------------------------------------------------------------------
   1.12       2.35        2.14        2.16       (.27)        1.13       2.34          1.45
- -------------------------------------------------------------------------------------------------
     --        .03          --         .01        .09           --         --            --
     --         --         .08          --        .01           --         --           .08
    .28       1.14        1.68         .25        .25          .28       1.27          1.73
- -------------------------------------------------------------------------------------------------
    .28       1.17        1.76         .26        .35          .28       1.27          1.81
- -------------------------------------------------------------------------------------------------
$ 13.38    $ 12.54     $ 11.36     $ 10.98    $  9.08      $ 13.29    $ 12.44       $ 11.37
=================================================================================================

   9.01(b)   20.74(b)    19.59(b)    23.94()    (2.88)(b)     9.16(b)   20.70(b)      12.37(c)
$23,975    $20,071     $13,473     $ 8,868    $ 5,849      $   643    $ 4,356       $    28
   2.33       2.31        2.55        2.75       2.70         2.27       2.23          3.02(d)
   (.45)      (.13)       (.06)        .27        .97         (.39)      (.05)         (.53)(d)
    108         36         138          81         36          108         36           136
================================================================================================

[IVY LEAF LOGO]


==========================================================================================================
IVY US BLUE CHIP FUND                                              CLASS A        CLASS B     CLASS C
                                                               -------------------------------------------
                                                                For the period      For the period
                                                               November 2, 1998    November 6, 1998
                                                                (Commencement)      (Commencement)
                                                               to December 31,      to December 31,
- ----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                              1998          1998        1998
                                                               -------------------------------------------
Net asset value, beginning of period........................        $10.00        $10.30      $10.30
                                                               -------------------------------------------
  Income (loss) from investment operations
  Net investment loss (a)(b)................................            --          (.01)       (.01)
  Net gains or losses on securities (both realized and
    unrealized)(a)..........................................           .74           .43         .43
                                                               -------------------------------------------
  Total from investment operations..........................           .74           .42         .42
                                                               -------------------------------------------
Net asset value, end of period..............................        $10.74        $10.72      $10.72
                                                               ===========================================
Total return (%)(c).........................................          7.40          4.08        4.08
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................        $  726        $1,047      $  110
Ratio of expenses to average net assets (%)
  With expense reimbursement (%)(d).........................          1.43          2.13        2.22
  Without expense reimbursement (%)(d)......................          6.34          7.04        7.13
Ratio of net investment income (loss) to average net assets
  (%)(a)(b)(d)..............................................           .02          (.68)       (.77)
Portfolio turnover rate (%).................................             3             3           3

==========================================================================================================================
IVY US EMERGING GROWTH FUND                                                          CLASS A

---------------------------------------------------------------



                                                                          for the year ended December 31,
-
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                     1998         1997          1996        1995
1994

----------------------------------------------------------------
Net asset value, beginning of period...................   $ 27.67     $ 26.54         $ 24.12     $ 18.38     $17.93

----------------------------------------------------------------
  Income (loss) from investment operations
  Net investment loss..................................      (.44)(a)    (.41)(a)        (.35)       (.24)    (.24)(b)
  Net gains or losses on securities (both realized and
    unrealized)........................................      5.42(a)     1.54(a)         4.84        7.90      .82

----------------------------------------------------------------
  Total from investment operations.....................      4.98        1.13            4.49        7.66      .58

----------------------------------------------------------------
  Less distributions
  Distributions from capital gains.....................        --          --            2.07        1.92       --
  Returns of capital...................................        --          --              --          --       .13

----------------------------------------------------------------
  Total distributions..................................        --          --            2.07        1.92       .13

----------------------------------------------------------------
Net asset value, end of period.........................   $ 32.65     $ 27.67         $ 26.54     $ 24.12     $18.38

================================================================
Total return (%).......................................     18.00(c)     4.26(c)        18.52(c)    42.07(c)  3.29(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...............   $62,961     $64,910         $55,944     $39,456     $21,493
Ratio of expenses to average net assets
  With expense reimbursement (%).......................        --          --              --          --     2.20
  Without expense reimbursement (%)....................      1.70        1.67            1.76        1.95     2.22
Ratio of net investment loss to average net assets
  (%)..................................................     (1.48)      (1.37)          (1.31)      (1.39)    (1.72)(b)
Portfolio turnover rate (%)............................        67          65              68        86          67
==========================================================================================================================

===================================================================================================
                         CLASS B                                           CLASS C

- --------------------------------------------------------------------------------------------------

                                                                                    for the period
                                                                                    April 30, 1996
                   for the year ended                     for the year ended        (Commencement)

                      December 31,                           December 31,           to December 31,

- --------------------------------------------------------------------------------------------------

   1998         1997            1996      1995        1994        1998       1997        1996
- --------------------------------------------------------------------------------------------------

  $ 27.26     $ 26.33         $ 24.12   $  18.38    $ 17.93     $ 27.23     $ 26.29     $ 29.69

- --------------------------------------------------------------------------------------------------
     (.65)(a)    (.33)(a)        (.40)      (.35)      (.29)(b)    (.63)(a)    (.34)(a)    (.14)
     5.32(a)     1.26(a)         4.68       7.85        .74        5.31(a)     1.28(a)    (1.19)
- --------------------------------------------------------------------------------------------------
     4.67         .93            4.28       7.50        .45        4.68         .94       (1.33)

- --------------------------------------------------------------------------------------------------

       --          --            2.07       1.76         --          --          --        2.07

       --          --              --         --         --          --          --          --

- --------------------------------------------------------------------------------------------------

       --          --            2.07       1.76         --          --          --        2.07
- ---------------------------------------------------------------------------------------------------
  $ 31.93     $ 27.26         $ 26.33   $  24.12    $ 18.38     $ 31.91     $ 27.23     $ 26.29
===================================================================================================
    17.13(c)     3.53(c)        17.65(c)   41.03(c)    2.51(c)    17.19(c)     3.58(c)    (4.48)(e)
  $52,940     $47,789         $35,321    $13,985    $ 5,015     $ 9,664     $ 9,484     $ 4,018
       --          --              --         --       2.95
     2.45        2.43            2.52       2.70       2.97        2.40        2.39        2.52(d)
    (2.23)      (2.13)          (2.07)     (2.14)     (2.47)(b)   (2.18)      (2.09)      (2.07)(d)
       67          65              66         86         67          67          65          68


(a) Based on
- average
 shares
outstanding.

(b) Net
investment
income (loss)
is net of
- expenses
reimbursed
by manager.
-
(c) Total
return does
not reflect a
 sales
- charge.

(d) Annualized
-
(e) Total
 return
- represents
aggregate
total return
and
does not
  reflect
- a sales
  charge.

[IVY LEAF LOGO]
- ----------------------------------------------------------------------------
NOTES
- ---------------------------------------------------------------------------

                                                     Account
                                                     Application

                                                     FUND USE ONLY
                                                     ------------------------
                                                     Account Number
                                                     ------------------------
                                Dealer/Branch/Rep
                                                     ------------------------
                               Account Type/Soc Cd
s
[IVY FUNDS LOGO]

       Please mail applications and checks to:
       Ivy Mackenzie Services Corp.,
       P.O. Box 3022, Boca Raton, Florida 33431-0922
       -------------------------------------------------------------------------

       This application should not be used for retirement accounts for which Ivy Fund (IBT) is custodian.
       -------------------------------------------------------------------------

1       REGISTRATION

       Name ____________________________________________________________________

            --------------------------------------------------------------------

            --------------------------------------------------------------------

       Address _________________________________________________________________
       City____________________________ State ___________________ Zip __________

       Phone # (day) (_____)____________________________________________________

       Phone # (evening) (_____)________________________________________________

         __ Individual          __ UGMA/UTMA              __ Sole proprietor
         __ Joint tenant        __ Corporation            __ Trust
         __ Estate              __ Partnership            __ Other

         Date of trust ___________Minor's state of residence____________________

2       TAX I.D.

        Citizenship:    ___ U.S.     ___Other (please specify):_________________

        Social security #___-__-____  or  Tax identification  #_________________

        Under penalties of perjury, I certify by signing in Section 8 that: (1) the number shown in this section is my correct taxpayer identification number (TIN), and (2) I am not subject to backup withholding because:
        (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding. (Cross out item (2) if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.) Please see the "Dividends, distributions and taxes" section of the Prospectus for additional information on completing this section.

3       DEALER INFORMATION

        The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of Accumulation.

        Dealer name___________________________________________________________

        Branch  office  address_________________________________________________
        City ______________________  State  ______________________ Zip _________
        Representative's  name   _______________________________________________
        Representative's #__________________ Representative's phone___________ Authorized signature of dealer________________________________________

4       INVESTMENTS

        A. Enclosed is my check ($1,000 minimum) for $__________ made payable to the appropriate fund. Please invest it in: ______Class A _____Class C _______Class B _____Class I shares ("*" Funds only) of the following fund(s):

         $ _____________Ivy Growth Fund              $  _____________Ivy US Blue Chip Fund*
         $ _____________Ivy Growth with Income Fund  $  _____________Ivy US Emerging Growth Fund

       B. I qualify for a reduction or elimination of the sales charge due to the following privilege (applies only to Class A shares):
       ___ New  Letter  of  Intent  (if  ROA or  90-day  backdate  privilege  is applicable, provide account(s) information below.)
       ___ ROA with the account(s) listed below.
       ___ Existing Letter of Intent with the account(s) listed below.

           Fund name:_________________________ Fund name: ______________________
           Account #:_________________________ Account #: ______________________

        If establishing a Letter of Intent, you will need to purchase Class A shares over a 13-month period in accordance with the provisions in the Prospectus. The aggregate amount of these purchases will be at least equal to the amount indicated below (see Prospectus for minimum amount required for reduced sales charges).

        ____ $50,000   ____ $100,000   ____ $250,000   ____ $500,000

       C. FOR DEALER USE ONLY

         Confirmed trade orders: ____________________   __________________   __________________
                                     Confirm Number      Number of Shares        Trade Date

5     DISTRIBUTION OPTIONS
      I would like to reinvest dividends and capital gains into additional shares in this account at net asset value unless a different option is checked below.

      A. ___ Reinvest all dividends and capital gains into additional shares of the same class of a different Ivy fund account.

             Fund name:____________________________________________________

             Account #:____________________________________________________


      B. ___ Pay all dividends in cash and reinvest capital gains into additional shares of the same class in this account or a different Ivy fund account.

             Fund name: ___________________________________________________

             Account #:____________________________________________________

      C. ___ Pay all dividends and capital gains in cash.

      I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN B OR C ABOVE, BE SENT
      TO:       _____ the address listed in the registration
                _____ the special payee listed in Section 7A (by mail) _____ the special payee listed in Section 7B (by EFT)

6     OPTIONAL SPECIAL FEATURES

      A. AUTOMATIC INVESTMENT METHOD (AIM)

      ___ I wish to have my bank account listed in section 7B automatically debited via EFT on a predetermined frequency and invested into my Ivy Fund account listed below.

        1. Withdraw $_____________________ for each time period indicated below and invest my bank proceeds into the following Ivy fund:

           Fund name: __________________________________________________________
           Share class:   ___ Class A  ___Class B  ___Class C
           Account #: __________________________________________________________

        2. Debit my bank account:
           ____Annually (on the ____day of the month of_______________________).

           ___ Semiannually (on the ____ day of the months of ___ and  ___).

           ___ Quarterly (on the ___ day of the first/second/third
               month of each calendar quarter).    (CIRCLE ONE)

           ___ Monthly* ___ once per month on the ___ day ___ twice per month on the ____ days ___ 3 times per month on the ____ days ___ 4 times per month on the ____ days

      B. SYSTEMATIC WITHDRAWAL PLANS (SWP)**

      ___  I wish  to  have  my Ivy  Fund  account  automatically  debited  on a
           predetermined   frequency   and  the  proceeds  sent  to  me  per  my
           instructions below.

        1. Withdraw ($50 minimum) $______for each time period indicated below from the following Ivy Fund account: Fund name:
           ---------------------------------------------------

           Share class:   __ Class A  __ Class B  __ Class C

           Account #: ___________________________________________________

        2. Withdraw from my Ivy Fund account:
           ___ Annually (on the _____ day of the month of ___________).
           ___ Semiannually (on the _____ day of the months of _____ and _____).
           ___ Quarterly (on the _____ day of the first/second/third
               month of each calendar quarter.      (CIRCLE ONE)
           ___ Monthly*___ once per month on the ___ day
                       ___ twice per month on the _____ days ___ 3 times per month on the _____ days ___ 4 times per month on the _____ days

        3. I request the withdrawal proceeds be: ___ sent to the address listed in the registration ___ sent to the special payee listed in section 7A or 7B. ___ invested into additional shares of the same class of a different Ivy fund:

             Fund name: _____________________________________________
             Account #: _____________________________________________

      Note: A minimum balance of $5,000 is required to establish a SWP.

      6. OPTIONAL SPECIAL FEATURES (CONT.)

      C. FEDERAL FUNDS WIRE
         FOR REDEMPTION PROCEEDS**    ___ yes    ___ no

      By checking "yes" immediately above, I authorize IMSC to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). (COMPLETE SECTION 7B).

      D. TELEPHONE EXCHANGES**    ___ yes    ___ no

      By checking "yes" immediately above, I authorize exchanges by telephone among the Ivy funds upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative. If neither box is checked, the telephone exchange privilege will be provided automatically.

      E. TELEPHONIC REDEMPTIONS**    ___ yes    ___ no

      By checking "yes" immediately above, the Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

      If neither box is checked, the telephone redemption privilege will be provided automatically.

      * There must be a period of at least seven calendar days between each investment (AIM)/withdrawal (SWP) period.
      ** This option may not be used if shares are issued in certificate form.

7       SPECIAL PAYEE

      A. MAILING ADDRESS: Please send all disbursements to this payee:

      Name of bank or individual ______________________________________________
      Account # (if applicable) _______________________________________________
      Street __________________________________________________________________
      City _____________________________ State ______________________ Zip _____
      B. FED WIRE/EFT INFORMATION

      Financial institution  ___________________________________________________
      ABA  #____________________________________________________________________
      Account  #________________________________________________________________
      Street___________________________________________________________________
      City ________________________ State ____________________ Zip _________
                           (PLEASE ATTACH A VOIDED CHECK.)

8       SIGNATURES

          Investors  should be aware  that the  failure  to check the "No" under
      Section 6D or 6E above means that the Telephone Exchange/ Redemption Privileges will be provided. The Fund employs reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "How to exchange shares" and "How to redeem shares" in the Prospectus for more information on these privileges.
          I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in
      Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.
          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

      ------------------------------------------    ----------------------------
      Signature of Owner, Custodian, Trustee or     Date
      Corporate Officer

      ------------------------------------------    ----------------------------
      Signature of Joint Owner, Co-Trustee or       Date
      Corporate Officer

                          DETACH ON PERFORATION TO MAIL

                          (Remember to sign Section 8)

                   * Symbol not assigned as of this printing.
------------------------------------------------------------------------------
                      - QUOTRON SYMBOLS AND CUSIP NUMBERS

-------------------------------------------------------------------------------
                    FUND                           SYMBOL                CUSIP
-------------------------------------------------------------------------------
Ivy Growth Fund - Class A                          IVYFX               466002102
Ivy Growth Fund - Class B                          IVYBX               466002201
Ivy Growth Fund - Class C                          IVYCX               465897627
Ivy Growth with Income Fund - Class A              IVYIX               46600K102
Ivy Growth with Income Fund - Class B              IGIBX               46600K300
Ivy Growth with Income Fund - Class C              IGICX               465897619
Ivy US Blue Chip Fund - Class A                      *                 465898609
Ivy US Blue Chip Fund - Class B                      *                 465898708
Ivy US Blue Chip Fund - Class C                      *                 465898807
Ivy US Blue Chip Fund - Class I                      *                 465898872
Ivy US Emerging Growth Fund - Class A              IVEGX               465897106
Ivy US Emerging Growth Fund - Class B              IVEBX               465897205
Ivy US Emerging Growth Fund - Class C              IVGEX               465897635


* Symbol not assigned as of this printing.

(Ivy Funds Logo)

      -- HOW TO RECEIVE MORE
         INFORMATION ABOUT THE FUNDS

         Additional information about the Funds and their investments is contained in the Funds' Statements of Additional Information dated May 3, 1999 (the "SAI"), which is incorporated by reference into this
         Prospectus, and the Funds' annual and semiannual reports to shareholders. The Funds' annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its most recent fiscal year. The SAI and the Funds' annual and semiannual reports are available upon request and without charge from the Distributor at the following address and phone number.

         Ivy Mackenzie Distributors, Inc.
         Via Mizner Financial Plaza
         700 South Federal Highway
         Boca Raton, FL 33432
         800.456.5111

         Information about the Funds (including the SAI and the Funds' annual and semiannual reports) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for further details). Information about the Funds is also available on the SEC's Internet Website (www.sec.gov), and copies of this information may be obtained, upon payment of a copying fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

         Investment Company Act File No. 811-1028

      -- SHAREHOLDER
         INQUIRIES

         Please call
         Ivy Mackenzie
         Services Corp.,
         the Funds' transfer agent,
         regarding any other
         inquiries about the Funds
         at 800.777.6472.
         www.ivymackenzie.com
         E-mail:
         invest@ivymackenzie.com







 .IVY.

                                    EXHIBIT C

     Ivy US Emerging Growth Fund's annual report to shareholders for the fiscal year ended December 31, 1998.


                                    EXHIBIT C

December 31, 1998

IVY US
EMERGING
GROWTH
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.

IVY FUNDS(R)

MARKET COMMENTARY

For the twelve months ended December 31, 1998, the Ivy US Emerging Growth Fund posted a gain of 18.00%. Compared to its benchmark, the Russell 2000 Growth Index, which was up only 1.23%, the Fund had an outstanding year. However, 1998 was another year in which small-cap stocks continued to lag the large-cap sector, as the S&P 500 returned 29.78% for the year. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

The first half of the year proved to be fairly routine. Although investors kept a wary eye on the Asian economic crisis, overseas problems appeared to be a net positive for the US economy and stock market, keeping inflation and interest rates in check despite the tight labor market.

Then came the twin debacles: the Russian default and the widely publicized collapse of a well-known hedge fund. With world financial markets strained, investors sought safety, shunning US emerging growth stocks along with every other financial instrument perceived to have above-average risk. According to our research, by early October, the US emerging growth sector had reached its lowest level of relative valuation in over a decade; and it certainly looked as if we were going to have a miserable year.

However, that all changed in mid-October when the Federal Reserve Board cut interest rates for the second time. In our view, this second cut signaled that the US central bank was not about to stand by and allow overseas problems to force the US into a severe recession. Suddenly, investor confidence appeared to be restored. The move by the Federal Reserve, combined with the winding down of mutual fund tax-loss selling, which put additional pressure on stock prices and attractive relative valuations for small-cap stocks, caused a rally that carried through to the end of the year with barely a pause along the way.

During this period, the Fund's technology stocks contributed strongly to the Fund's performance. As more and more consumers opted to get online rather than stand in line, and the movie "You've Got Mail" drew record audiences, it became apparent that the Internet had not only become mainstream, but was also creating solid opportunities for many young companies. By year-end, technology represented approximately 40% of the Fund's portfolio, about as high as we want to go, considering that valuations in tech stocks are now less compelling and Y2k issues may disrupt normal technology buying patterns.

With all the volatility that we experienced during 1998, it is easy to overlook one important fact: throughout the year, the majority of the Fund's portfolio companies produced strong earnings growth. We believe that over the long term, earnings are the most important determinant of stock prices, even though shifts in investor psychology can certainly have a profound impact on short-term performance. Given our belief in the importance of earnings growth, we seek out well-positioned companies operating in fertile sectors of the economy. Our focus is on smaller companies for two reasons. First, it's generally easier to grow from a small base. Second, these smaller companies are often more flexible and opportunistic, and are thus, we believe, able to take advantage of change.

Our research indicates that relative valuations of emerging growth stocks are still solidly at the low end of their historic range despite the powerful year-end rally. Therefore, we are cautiously optimistic that 1999 will be another rewarding year for US emerging growth investors.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

IVY US EMERGING GROWTH FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy US Emerging Growth Fund was up 18.00%. This compares favorably to the Russell 2000 Growth Index, which was up 1.23% for the same period. The primary reason for the Fund's outperformance was its 40% weighting in technology, a sector of the US market that was very strong in 1998. At year-end, technology stocks comprised 25% of the Russell 2000 Growth Index.

The Russell 2000 Growth Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (4/93)
                            OF A $10,000 INVESTMENT

                                    (GRAPH)

                          ONE-, THREE-, FIVE-YEAR AND
                     SINCE INCEPTION CUMULATIVE PERFORMANCE

(CHART) The chart above reflects performance without the maximum sales charge of 5.75%.

                    Class A(1)               Class B(2) & C(3)             ADVISOR CLASS(4)
                     w/    w/o               w/        w/o                 w/         w/o
IVY US EMERGING   Reimb.  Reimb.             Reimb.    Reimb.               Reimb.   Reimb.
GROWTH FUND
AVERAGE ANNUAL
TOTAL RETURN
FOR PERIODS ENDING                 w/        w/o       w/        w/o
DECEMBER 31, 1998                 CDSC      CDSC      CDSC      CDSC

                                   B:        B:        B:        B:
                                   n/a       n/a     12.13%    17.13%
                                    C:        C:        C:        C:
 1 year           n/a     11.21%   n/a       n/a     16.19%    17.19%      n/a       n/a

                                    B:        B:        B:        B:
                                    n/a       n/a     15.35%    15.58%
                                    C:        C:        C:        C:
 5 year           n/a     15.06%    n/a       n/a       n/a       n/a      n/a       n/a

                                   B:        B:        B:        B:
                                 14.85%    14.94%    14.81%    14.90%
                                   C:        C:        C:        C:
Since Inception(5) 20.88% 20.86%  n/a       n/a       n/a      5.69%       n/a     13.78%

(1)Class A performance figures include the maximum sales charge of 5.75%.

(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.

(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.

(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.

(5)Class A commenced operations March 3, 1993 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1993); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 18, 1998.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Emerging Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

-----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

COMMON STOCKS -- 99.10%         SHARES       VALUE

------------------------------->
CONSUMER -- 13.00%
- ------------------------------
EDUCATIONAL SERVICES -- 2.05%
Advantage Learning Systems,
  Inc.(b).....................   15,400   $  1,012,550
Apollo Group, Inc.(b).........   25,800        873,975
Sylvan Learning Systems,
  Inc.(b).....................   23,000        701,500
                                          ------------
                                             2,588,025
                                          ------------
ENTERTAINMENT -- 4.91%
Action Performance Companies,
  Inc.(b).....................   32,200      1,139,075
Dave & Buster's, Inc.(b)......   40,150        925,959
Family Golf Centers,
  Inc.(b).....................   50,300        993,425
International Speedway
  Corporation -- Class A......   18,400        745,200
Premier Parks, Inc.(b)........   79,200      2,395,800
                                          ------------
                                             6,199,459
                                          ------------
MISCELLANEOUS CONSUMER --2.49%
Blyth Industries, Inc.(b).....   29,400        918,750
Carriage Services, Inc.(b)....   18,700        531,781
Cutter & Buck, Inc.(b)........   38,100      1,419,225
Rock of Ages Corporation(b)...   19,000        270,750
                                          ------------
                                             3,140,506
                                          ------------
RESTAURANTS -- .05%
P.F. Chang's China Bistro,
  Inc.(b).....................    2,500         56,875
                                          ------------
SPECIALTY RETAIL -- 3.50%
Dollar Tree Stores, Inc.(b)...   28,875      1,261,477
Guitar Center, Inc.(b)........   47,800      1,177,075
Hibbet Sporting Goods,
  Inc.(b).....................   32,600        790,550
Party City Corp.(b)...........   59,200        854,700
Restoration Hardware,
  Inc.(b).....................   12,600        338,625
                                          ------------
                                             4,422,427
                                          ------------
HEALTHCARE -- 19.81%
- ------------------------------
BIOTECHNOLOGY -- 3.46%
Agouron Pharmaceuticals,
  Inc.(b).....................   20,200      1,186,750
Alkermes, Inc.(b).............   14,700        326,156
Geltex Pharmaceuticals,
  Inc.(b).....................   21,600        488,700
PathoGenesis Corp.(b).........   14,500        841,000
Pharmacyclics, Inc.(b)........   18,300        466,650
US Bioscience, Inc.(b)........   56,000        402,500
Vertex Pharmaceuticals
  Incorporated(b).............   22,000        654,500
                                          ------------
                                             4,366,256
                                          ------------
DENTAL CARE -- 1.52%
Monarch Dental
  Corporation(b)..............   35,000        141,094
Orthodontic Centers of
  America, Inc.(b)............   91,800      1,784,363
                                          ------------
                                             1,925,457
                                          ------------
HEALTHCARE INFORMATION
  SYSTEMS -- 2.95%
First Consulting Group,
  Inc.(b).....................   72,800      1,492,400
MedQuist Inc.(b)..............   34,300      1,354,850
QuadraMed Corporation(b)......   42,900        879,450
                                          ------------
                                             3,726,700
                                          ------------
HEALTHCARE SERVICES -- 5.07%
Curative Health Services,
  Inc.(b).....................   25,300        847,550
Health Management Associates,
  Inc.(b).....................   44,525        962,853
Serologicals Corporation(b)...   84,300      2,529,000
Total Renal Care Holdings,
  Inc.(b).....................   69,674      2,059,738
                                          ------------
                                             6,399,141
                                          ------------
MEDICAL DEVICES &
  INSTRUMENTS -- .39%
Ventana Medical Systems,
  Inc.(b).....................   23,000        497,375
                                          ------------
PHARMACEUTICALS -- 3.92%
Anesta Corp.(b)...............   44,800      1,192,800
ChiRex Inc.(b)................   44,300        946,913
Cima Labs Inc.(b).............   18,000         47,250
EPIX Medical, Inc.(b).........   48,000        447,000
Inhale Therapeutic
  Systems(b)..................   13,000        429,000
Medicis Pharmaceutical
  Corporation -- Class A(b)...   15,500        924,188
Nastech Pharmaceutical
  Co.(b)......................   26,000        100,750
Sepracor, Inc.(b).............    9,900        866,869
                                          ------------
                                             4,954,770
                                          ------------
PHARMACY SERVICES -- 1.10%
NCS Healthcare, Inc. Class
  A(b)........................   28,200   $    669,750
Omnicare, Inc ................   20,700        719,325
                                          ------------
                                             1,389,075
                                          ------------
PHYSICIAN PRACTICE
  MANAGEMENT -- 1.40%
Pediatrix Medical Group,
  Inc.(b).....................   23,900      1,432,506
Vision Twenty-One, Inc.(b)....   64,600        339,150
                                          ------------
                                             1,771,656
                                          ------------
SERVICES 26.76%
- ------------------------------
BROADCAST MEDIA -- 1.09%
Metro Networks, Inc.(b).......   32,400      1,381,050
                                          ------------
BUSINESS SERVICES -- 8.32%
Abacus Direct
  Corporation(b)..............   18,500        841,750
HA-LO Industries, Inc.(b).....   45,900      1,726,987
Inspire Insurance Solutions,
  Inc.(b).....................   42,750        785,531
Metzler Group, Inc.(b)........   32,180      1,566,763
NOVA Corporation(b)...........   35,607      1,235,117
Profit Recovery Group
  International,
  Inc.(The)(b)................   46,700      1,748,331
Romac International,
  Inc.(b).....................   44,100        981,225
SM&A Corporation(b)...........   34,000        646,000
Transaction Network Services,
  Inc.(b).....................   48,800        979,050
                                          ------------
                                            10,510,754
                                          ------------
CONSUMER FINANCE -- .71%
Litchfield Financial Corp. ...   47,327        899,213
                                          ------------
DISTRIBUTION -- 2.33%
CHS Electronics, Inc.(b)......   55,200        934,950
MSC Industrial Direct Co,
  Inc.(b).....................   57,400      1,298,675
U.S.A. Floral Products,
  Inc.(b).....................   61,500        707,250
                                          ------------
                                             2,940,875
                                          ------------
FINANCIAL SERVICES -- 2.35%
Federal Agricultural Mortgage
  Corp. Class C(b)............    9,350        347,118
Knight/Trimark Group,
  Inc.(b).....................   67,000      1,603,812
Willis Lease Finance
  Corporation(b)..............   64,100      1,009,575
                                          ------------
                                             2,960,505
                                          ------------
INFORMATION SERVICES -- 5.46%
Dendrite International,
  Inc.(b).....................   29,300        731,584
FactSet Research Systems
  Inc.(b).....................   36,100      2,229,175
Forrester Research, Inc.(b)...  13,600..       595,000
Lason Holdings, Inc.(b).......   35,900      2,088,931
Meta Group, Inc.(b)...........   41,900      1,246,525
                                          ------------
                                             6,891,215
                                          ------------
SOCIAL SERVICES -- 3.54%
Children's Comprehensive
  Services, Inc.(b)...........   58,200        822,075
Cornell Corrections,
  Inc.(b).....................   46,200        877,800
Maximus, Inc.(b)..............   24,300        899,100
Wackenhut Corrections
  Corporation(b)..............   65,600      1,877,800
                                          ------------
                                             4,476,775
                                          ------------
TELECOMMUNICATION
  SERVICES -- 1.84%
Global Crossing Ltd.(a)(b)....   18,000        812,250
Pacific Gateway Exchange,
  Inc.(b).....................   11,900        571,944
WinStar Communications,
  Inc.(b).....................   24,000        936,000
                                          ------------
                                             2,320,194
                                          ------------
TELESERVICES -- 1.12%
Sykes Enterprises, Inc.(b)....   46,200      1,409,100
                                          ------------
TECHNOLOGY -- 39.53%
- ------------------------------
ELECTRONIC COMMERCE -- 3.94%
Pegasus Systems, Inc.(b)......   42,000      1,512,000
QRS Corporation(b)............   27,700      1,329,600
Sterling Commerce, Inc.(b)....   15,400        693,000
Transaction Systems
  Architects, Inc.(b).........   28,900      1,445,000
                                          ------------
                                             4,979,600
                                          ------------
ELECTRONIC DESIGN
  AUTOMATION -- .46%
Synopsys, Inc.(b).............   10,800        585,900
                                          ------------
ELECTRONIC MANUFACTURING
  SERVICES -- .71%
Sanmina Corporation(b)........   14,400        900,000
                                          ------------





PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998


COMMON STOCKS                   SHARES       VALUE             COMMON STOCKS
SHARES       VALUE

-----------------------------------------------------------------------------
INTERNET -- 3.89%
Broadvision, Inc.(b)..........   27,500   $    880,000
CNET, Inc.(b).................   16,900        926,331
DoubleClick Inc.(b)...........    7,300        332,606
Exodus Communications,
  Inc.(b).....................   19,000      1,220,750
Inktomi Corporation(b)........    5,100        659,813
NetGravity, Inc.(b)...........   17,400        291,450
Pilot Network Services,
  Inc.(b).....................   67,700        605,069
                                          ------------
                                             4,916,019
                                          ------------
MISCELLANEOUS
  TECHNOLOGY -- 1.42%
Gemstar International Group
  Ltd.(b).....................   15,400        881,650
Molecular Devices
  Corporation(b)..............   41,700        906,975
                                          ------------
                                             1,788,625
                                          ------------
NETWORK EQUIPMENT &
  SOFTWARE -- 5.59%
American Power Conversion
  Corp.(b)....................   31,600      1,530,625
Ascend Communications
  Inc.(b).....................   14,100        927,075
Concord Communications,
  Inc.(b).....................   16,000        908,000
Micromuse Inc.(b).............   23,900        466,050
Network Appliance, Inc.(b)....   45,600      2,052,000
Visual Networks, Inc.(b)......   31,500      1,181,250
                                          ------------
                                             7,065,000
                                          ------------
OPERATIONAL SUPPORT
  SYSTEMS -- .85%
DSET Corporation(b)...........   43,700        453,388
International
  Telecommunication Data
  Systems, Inc.(b)............   42,000        619,500
                                          ------------
                                             1,072,888
                                          ------------
SEMICONDUCTORS -- 3.77%
Altera Corporation(b).........   17,000      1,034,875
Artisan Components, Inc.(b)...   11,100         58,969
Genesis Microchip
  Inc.(a)(b)..................   33,600        814,800
Maxim Integrated Products,
  Inc.(b).....................   19,800        865,013
Sipex Corporation(b)..........   16,500        579,563
Vitesse Semiconductor
  Corporation(b)..............   30,900      1,409,813
                                          ------------
                                             4,763,033
                                          ------------
SEMICONDUCTOR
  EQUIPMENT -- 1.98%
ASM Lithography Holding
  NV(a)(b)....................   17,000        518,500
Cerprobe Corporation(b).......   29,700        399,094
Etec Systems, Inc.(b).........   14,400        576,000
PRI Automation, Inc.(b).......   25,600        665,600
Photronics, Inc.(b)...........   14,400        345,150
                                          ------------
                                             2,504,344
                                          ------------
SOFTWARE -- 10.98%
Actuate Software
  Corporation(b)..............   36,400        718,900
Aspect Development, Inc.(b)...   22,700      1,005,893
BMC Software, Inc.(b).........   17,300        770,931
Citrix Systems, Inc.(b).......   11,700      1,135,631
Deltek Systems, Inc.(b).......   60,100      1,014,188
Great Plains Software,
  Inc.(b).....................   14,800        714,100
HNC Software Inc.(b)..........   26,500      1,071,594
H.T.E., Inc.(b)...............  126,200        631,000
IONA Technologies
  PLC-ADR(a)(b)...............   28,300      1,075,400
Network Associates, Inc.(b)...   23,550      1,560,188
New Era of Networks,
  Inc.(b).....................   29,500      1,298,000
Peregrine Systems, Inc.(b)....   13,900        644,613
Veritas Software Corp.(b).....   15,750        944,016
Visio Corporation(b)..........   35,100      1,283,344
                                          ------------
                                            13,867,798
                                          ------------
SYSTEM INTEGRATORS -- 3.65%
4Front Technologies,
  Inc.(b).....................   15,700   $    173,681
Condor Technology Solutions,
  Inc.(b).....................   35,000        350,000
Cotelligent Group, Inc.(b)....   25,800        549,862
Intelligroup, Inc.(b).........   27,300        487,987
International Network
  Services(b).................   15,700      1,044,050
Technisource, Inc.(b).........   44,200        436,475
Whittman-Hart, Inc.(b)........   56,800      1,569,100
                                          ------------
                                             4,611,155
                                          ------------
TELECOMMUNICATIONS
  EQUIPMENT -- 2.29%
Comverse Technology Inc.(b)...   12,300        873,300
Tellabs, Inc.(b)..............   13,000        891,313
Uniphase Corporation(b).......   16,200      1,123,875
                                          ------------
                                             2,888,488
                                          ------------
TOTAL INVESTMENTS -- 99.10%
(Cost -- $79,793,728)(c)...............    125,170,253
OTHER ASSETS, LESS
  LIABILITIES -- .90%..................      1,134,827
                                          ------------
NET ASSETS -- 100%.....................   $126,305,080
                                          ============
ADR -- American Depository
  Receipt
NV  -- Non-voting
(a) Foreign security
(b) Non-income producing
  security
(c) Cost is the same for Federal income tax purposes.
OTHER INFORMATION:
At December 31, 1998, net unrealized appreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation......   $ 48,152,115
    Gross unrealized depreciation......     (2,775,590)
                                          ------------
        Net unrealized appreciation....   $ 45,376,525
                                          ============
Purchases and sales of securities other than short-term obligations aggregated $75,332,037 and $93,116,290, respectively, for the period ended December 31, 1998. Transactions in written put options during the period ended December 31, 1998 were:

                                             NUMBER OF
                                             CONTRACTS    PREMIUMS
                                             ---------   -----------

Written....................................    63,282    $ 2,435,398
Closing purchases..........................   (63,282)    (2,435,398)
                                              -------    -----------
Outstanding at December 31, 1998...........        --    $        --
                                              =======    ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $79,793,728)......  $125,170,253
Cash........................................................     1,510,914
Receivables
  Investments sold..........................................       156,445
  Fund shares sold..........................................        70,097
Other assets................................................        12,599
                                                              ------------
  Total assets..............................................   126,920,308
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................       151,838
  Fund shares repurchased...................................       259,296
  Management fee............................................        84,485
  12b-1 service and distribution fees.......................        61,460
  Other payables to related parties.........................        46,532
Accrued expenses............................................        11,617
                                                              ------------
  Total liabilities.........................................       615,228
                                                              ------------
NET ASSETS..................................................  $126,305,080
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($62,961,261/1,928,135 shares outstanding)................  $      32.65
                                                              ============
Maximum offering price per share ($32.65 x 100/94.25)*......  $      34.64
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($52,940,372/1,657,773 shares outstanding)..........  $      31.93
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($9,663,624/302,854 shares outstanding).............  $      31.91
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($739,823/22,561 shares outstanding)................  $      32.79
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 83,475,017
  Accumulated net realized loss on investments..............    (2,546,462)
  Net unrealized appreciation on investments................    45,376,525
                                                              ------------
NET ASSETS..................................................  $126,305,080
                                                              ============

  *On sales of more than $50,000 the offering price is reduced.
 **Subject to a maximum deferred sales charge of 5%.
***Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends................................................. $     7,327
  Interest..................................................     245,641
                                                             -----------
                                                                 252,968
                                                             -----------
EXPENSES
  Management fee............................................  $985,816
  Transfer agent............................................   314,453
  Administrative services fee...............................   115,978
  Custodian fees............................................    17,487
  Blue Sky fees.............................................    44,148
  Auditing and accounting fees..............................    23,721
  Shareholder reports.......................................    26,793
  Fund accounting...........................................    98,957
  Trustees' fees............................................     8,471
  12b-1 service and distribution fees.......................   710,138
  Legal.....................................................    22,570
  Other.....................................................    19,131
                                                               -----------
    Total expenses..........................................     2,387,663
                                                               -----------
NET INVESTMENT LOSS.........................................    (2,134,695)
                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on
    Investments.............................................     1,164,559
    Written options.........................................      (986,707)
  Net change in unrealized appreciation on investments......    21,048,849
                                                               -----------
    Net gain on investment transactions.....................    21,226,701
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $19,092,006
                                                               ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                       1998           1997
                                                   ------------   ------------

INCREASE IN NET ASSETS
Operations
  Net investment loss............................. $ (2,134,695)  $ (1,956,614)
  Net realized gain (loss) on
    Investments...................................    1,164,559     (2,724,314)
    Written options...............................     (986,707)            --
  Net change in unrealized appreciation on
     investments..................................   21,048,849     10,129,785
                                                   ------------   ------------
    Net increase resulting from operations........   19,092,006      5,448,857
                                                   ------------   ------------
Fund share transactions (Note 4)
  Class A.........................................  (11,973,287)     5,850,880
  Class B.........................................   (2,537,070)    10,569,687
  Class C.........................................   (1,154,772)     5,031,194
  Advisor Class...................................      695,130             --
                                                   ------------   ------------
    Net (decrease) increase resulting from
      Fund share transactions.....................  (14,969,999)    21,451,761
                                                   ------------   ------------
TOTAL INCREASE IN NET ASSETS......................    4,122,007     26,900,618
NET ASSETS
  Beginning of period.............................  122,183,073     95,282,455
                                                   ------------   ------------
  END OF PERIOD................................... $126,305,080.. $122,183,073
                                                   ============   ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A
                                      FOR THE YEAR ENDED DECEMBER 31,

-------------------------------------------------------------------
                                           1998           1997           1996        1995           1994
SELECTED PER SHARE DATA                    -------        -----        -----         -------        -------
Net asset value, beginning of period.......$ 27.67        $ 26.54        $ 24.12     $18.38        $ 17.93
                                           -------        -------        -------     -------        -------
  Income from investment operations
  Net investment loss......................44)(e)       (.41)(e)       (.35)         (.24)          (.24)(a)
  Net realized and unrealized gain on investment
    transactions...........................5.42(e)        1.54(e)        4.84        7.90            .82
                                           -------        -------        -------     -------        -------
    Total from investment operations.......4.98           1.13           4.49        7.66            .58
                                           -------        -------        -------     -------        -------
  Less distributions
  From net realized gain...................--             --           2.07          1.92             --
  From capital paid-in.....................--             --             --          --            .13
                                           -------        -------        -------     -------        -------
    Total distributions....................--             --           2.07          1.92            .13
                                           -------        -------        -------     -------        -------
Net asset value, end of period.............$ 32.65        $ 27.67        $ 26.54     $24.12        $ 18.38
                                           =======        =======        =======     =======        =======
Total return(%)(b).........................18.00           4.26          18.52       42.07           3.29
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...$62,961        $64,910        $55,944     $39,456        $21,493
Ratio of expenses to average net assets
  With expense reimbursement(%)............--             --             --          --           2.20
  Without expense reimbursement(%).........1.70           1.67           1.76        1.95           2.22
Ratio of net investment loss to average
net assets(%).....                         (1.48)         (1.37)         (1.31)      (1.39)         (1.72)(a)
Portfolio turnover rate(%).................67             65             68          86             67

CLASS B
                                FOR THE YEAR ENDED DECEMBER 31,

-----------------------------------------------------------------
                                        1998           1997           1996           1995           1994
SELECTED PER SHARE DATA                 -------        -------        -------        -------        -------
Net asset value, beginning of period....$ 27.26        $ 26.33        $ 24.12        $18.38         $ 17.93
                                        -------        -------        -------        -------        -------
  Income from investment operations
  Net investment loss...................65)(e)       (.33)(e)       (.40)            (.35)           (29)(a)
  Net realized and unrealized gain on investment
    transactions........................5.32(e)        1.26(e)        4.68           7.85            .74
                                        -------        -------        -------        -------        -------
    Total from investment operations....4.67            .93           4.28           7.50            .45
                                        -------        -------        -------        -------        -------
  Less distributions
  From net realized gain................2.07                1.76         --
                                        -------        -------        -------        -------        -------
    Total distributions.................--             --             2.07             1.76             --
                                        -------        -------        -------        -------        -------
Net asset value, end of period.........$ 31.93        $ 27.26        $ 26.33        $24.12        $ 18.38
                                       =======        =======        =======         =======        =======
Total return(%)(b)......................17.13           3.53          17.65          41.03           2.51
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands) $52,940        $47,789        $35,321       $13,965        $ 5,015
Ratio of expenses to average net assets
  With expense reimbursement(%)..........  --             --             --               --           2.95
  Without expense reimbursement(%)........2.45           2.43           2.52         2.70           2.97
Ratio of net investment loss to average
net assets(%)........................    (2.23)         (2.13)         (2.07)        (2.14)         (2.47)(a)
Portfolio turnover rate(%)...............67             65             66            86             67

    The accompanying notes are an integral part of the financial statements.

                                                                                          FOR THE PERIOD
                                                                                          APRIL 30, 1996
CLASS C                                                        FOR THE YEAR ENDED         (COMMENCEMENT)
                                                                  DECEMBER 31,            TO DECEMBER 31,
                                                              --------------------        ---------------
                                                               1998          1997              1996
SELECTED PER SHARE DATA                                       ------        ------        ---------------
Net asset value, beginning of period........................  $27.23        $26.29            $29.69
                                                              ------        ------            ------
  Income (loss) from investment operations
  Net investment loss.......................................    (.63)(e)      (.34)(e)          (.14)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    5.31(e)       1.28(e)          (1.19)
                                                              ------        ------            ------
    Total from investment operations........................    4.68           .94             (1.33)
                                                              ------        ------            ------
  Less distributions
  From net realized gain....................................      --            --              2.07
                                                              ------        ------            ------
    Total distributions.....................................      --            --              2.07
                                                              ------        ------            ------
Net asset value, end of period..............................  $31.91        $27.23            $26.29
                                                              ======        ======            ======
Total return(%).............................................   17.19(b)       3.58(b)          (4.48)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $9,664        $9,484            $4,018
Ratio of expenses to average net assets(%)..................    2.40          2.39              2.52(c)
Ratio of net investment loss to average net assets(%).......   (2.18)        (2.09)            (2.07)(c)
Portfolio turnover rate(%)..................................      67            65                68

                                                               FOR THE PERIOD
                                                              FEBRUARY 18 1998
ADVISOR CLASS                                                  (COMMENCEMENT)
                                                              TO DECEMBER 31,
                                                              ----------------
                                                                    1998
SELECTED PER SHARE DATA                                       ----------------

Net asset value, beginning of period........................       $28.82
                                                                   ------
  Income from investment operations
  Net investment loss(e)....................................         (.23)
  Net realized and unrealized gain on investment
    transactions(e).........................................         4.20
                                                                   ------
    Total from investment operations........................         3.97
                                                                   ------
Net asset value, end of period..............................       $32.79
                                                                   ======
Total return(%)(d)..........................................        13.78
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $  740
Ratio of expenses to average net assets(%)(c)...............         1.22
Ratio of net investment loss to average net assets(%)(c)....        (1.00)
Portfolio turnover rate(%)..................................           67

(a)  Net investment loss is net of expenses reimbursed by Manager.

(b)  Total return does not reflect a sales charge.

(c)  Annualized

(d) Total return represents aggregate total return and does not reflect a sales charge. (e) Based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy US Emerging Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1998, there were no Board valued securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998, the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $2,546,000 as of December 31, 1998, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $1,852,000 in 2005 and $694,000 in 2006. 166 NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income and Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $14,318.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $148,645, $469,204 and $92,289, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $164,310, $129,143, $20,825 and $175, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                  YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 1998          DECEMBER 31, 1997
                            -----------------------   -------------------------

CLASS A                      SHARES       AMOUNT        SHARES        AMOUNT
-------                     --------   ------------   ----------   ------------
Sold......................   539,705   $ 15,118,932    2,170,667   $ 56,373,000
Repurchased...............  (957,217)   (27,092,219)  (1,933,287)   (50,522,120)
                            --------   ------------   ----------   ------------
Net (decrease)/increase...  (417,512)  $(11,973,287)     237,380   $  5,850,880
                            ========   ============   ==========   ============



                                  YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 1998          DECEMBER 31, 1997
                            -----------------------   -------------------------
CLASS B                      SHARES       AMOUNT        SHARES        AMOUNT
-------                     --------   ------------   ----------   ------------
Sold......................   362,359   $ 10,063,144      864,508   $ 22,228,831
Repurchased...............  (457,766)   (12,600,214)    (452,583)   (11,659,144)
                            --------   ------------   ----------   ------------
Net (decrease)/increase...   (95,407)  $ (2,537,070)     411,925   $ 10,569,687
                            ========   ============   ==========   ============



                                  YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 1998          DECEMBER 31, 1997
                            -----------------------   -------------------------
CLASS C                      SHARES       AMOUNT        SHARES        AMOUNT
- -------                     --------   ------------   ----------   ----------
Sold......................   141,705   $  4,043,709      267,610   $  6,926,383
Repurchased...............  (187,175)    (5,198,481)     (72,128)    (1,895,189)
                            --------   ------------   ----------   ------------
Net (decrease)/increase...   (45,470)  $ (1,154,772)     195,482   $  5,031,194
                            ========   ============   ==========   ============




                                FOR THE PERIOD
                               FEBRUARY 18, 1998
                                (COMMENCEMENT)
                             TO DECEMBER 31, 1998
                            -----------------------
ADVISOR CLASS                SHARES       AMOUNT
- -------------               --------   ------------
Sold......................    30,299   $    897,744
Repurchased...............    (7,738)      (202,614)
                            --------   ------------
Net increase..............    22,561   $    695,130
                            ========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy US Emerging Growth Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

                                     PART B

                                    IVY FUND

                       Statement of Additional Information

                           _____________________, 1999


Acquisition of the Assets of                 By and in Exchange for Shares of
Hudson Capital Appreciation                  Ivy US Emerging Growth
Fund (a Series of The Fahnestock Funds)      Fund
                                             (a Series of Ivy Fund)
125 Broad Street                             Via Mizner Financial Plaza
New York, NY  10004                          700 South Federal Highway
                                             Boca Raton, FL 33432

This Statement of Additional Information is available to the Shareholders of Hudson Capital Appreciation Fund (the "Acquired Fund") in connection with a proposed transaction whereby Ivy US Emerging Growth Fund (the "Acquiring Fund," and collectively with the Acquired Fund, the "Funds"), a series of Ivy Fund (the "Trust"), will acquire all or substantially all of the assets of the Acquired Fund, a series of The Fahnestock Funds, and all of the Acquired Fund's liabilities, in exchange for shares of the Acquiring Fund.

This Statement of Additional Information of the Trust consists of this cover page and the following documents, each of which was filed electronically with the Registrant's Registration Statement on Form N-14 on July 21, 1999 and is incorporated by reference herein:

1. The Statement of Additional Information of the Class A, Class B, Class C and Class I shares of the Acquiring Fund dated May 3, 1999;

2. The Prospectus of the Class A, Class B and Class N shares of the Acquired Fund dated May 1, 1999, as supplemented.

3. The Acquiring Fund's annual report to shareholders for the fiscal year ended December 31, 1998 (filed herewith as Exhibit C to Part A of this Registration Statement on Form N-14).

4. The Acquired Fund's annual report to shareholders for the fiscal year ended December 31, 1998.

5. Pro forma combining financial statements (unaudited) of the Funds for the fiscal year ended December 31, 1998.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated ______________, 1999 relating to the reorganization of the Acquired Fund may be obtained by writing the Acquired Fund at 125 Broad Street, New York, NY 10004, or by calling at (800) ___________. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                               PART B, DOCUMENT 1

IVY GROWTH FUND
IVY GROWTH WITH INCOME FUND
IVY US BLUE CHIP FUND
IVY US EMERGING GROWTH FUND
series of
IVY FUND
Via Mizner Financial Plaza, Suite 300
700 South Federal Highway
Boca Raton, Florida 33432

STATEMENT OF ADDITIONAL INFORMATION
May 3, 1999

Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B and C shares of Ivy Growth Fund, Ivy Growth with Income Fund and Ivy US Emerging Growth Fund, and to the Class A, B, C and I shares of Ivy US Blue Chip Fund (each a "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs. This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated May 3, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. The Funds also offer Advisor Class Shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

INVESTMENT MANAGER
Ivy Management, Inc. ("IMI")
Via Mizner Financial Plaza, Suite 300
700 South Federal Highway
Boca Raton, Florida 33432
Telephone: (800) 777-6472

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc. ("IMDI")
Via Mizner Financial Plaza, Suite 300
700 South Federal Highway
Boca Raton, Florida  33432
Telephone: (800) 456-5111

TABLE OF CONTENTS
GENERAL INFORMATION
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
IVY GROWTH FUND
INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND
IVY GROWTH WITH INCOME FUND
INVESTMENT RESTRICTIONS FOR IVY GROWTH WITH INCOME FUND
IVY US BLUE CHIP FUND
INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND
IVY US EMERGING GROWTH FUND
INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND
COMMON STOCKS
CONVERTIBLE SECURITIES
SMALL COMPANIES
ADJUSTABLE RATE PREFERRED STOCKS
DEBT SECURITIES
IN GENERAL
INVESTMENT-GRADE DEBT SECURITIES
LOW-RATED DEBT SECURITIES
U.S. GOVERNMENT SECURITIES
ZERO COUPON BONDS
FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES
ILLIQUID SECURITIES
FOREIGN SECURITIES
EMERGING MARKETS
FOREIGN CURRENCIES
FOREIGN CURRENCY EXCHANGE TRANSACTIONS
REPURCHASE AGREEMENTS
BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS
COMMERCIAL PAPER
BORROWING
WARRANTS
REAL ESTATE INVESTMENT TRUSTS (REITS)
OPTIONS TRANSACTIONS
IN GENERAL
WRITING OPTIONS ON INDIVIDUAL SECURITIES
PURCHASING OPTIONS ON INDIVIDUAL SECURITIES
PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES
RISKS OF OPTIONS TRANSACTIONS
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
IN GENERAL
RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS
SECURITIES INDEX FUTURES CONTRACTS
RISKS OF SECURITIES INDEX FUTURES
COMBINED TRANSACTIONS
PORTFOLIO TURNOVER
TRUSTEES AND OFFICERS
PERSONAL INVESTMENTS BY EMPLOYEES OF IMI
INVESTMENT ADVISORY AND OTHER SERVICES
BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES
DISTRIBUTION SERVICES
RULE 18F-3 PLAN
RULE 12B-1 DISTRIBUTION PLANS
CUSTODIAN
FUND ACCOUNTING SERVICES
TRANSFER AGENT AND DIVIDEND PAYING AGENT
ADMINISTRATOR
AUDITORS
BROKERAGE ALLOCATION
CAPITALIZATION AND VOTING RIGHTS
SPECIAL RIGHTS AND PRIVILEGES
AUTOMATIC INVESTMENT METHOD
EXCHANGE OF SHARES
INITIAL SALES CHARGE SHARES
CONTINGENT DEFERRED SALES CHARGE SHARES
CLASS A
CLASS B
CLASS C
CLASS I
ALL CLASSES
LETTER OF INTENT
RETIREMENT PLANS
INDIVIDUAL RETIREMENT ACCOUNTS
ROTH IRAS
QUALIFIED PLANS
DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS
   ("403(B)(7) ACCOUNT")
SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS
SIMPLE PLANS
REINVESTMENT PRIVILEGE
RIGHTS OF ACCUMULATION
SYSTEMATIC WITHDRAWAL PLAN
GROUP SYSTEMATIC INVESTMENT PROGRAM
REDEMPTIONS
CONVERSION OF CLASS B SHARES
NET ASSET VALUE
TAXATION
OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS
CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES
INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES
DEBT SECURITIES ACQUIRED AT A DISCOUNT
DISTRIBUTIONS
DISPOSITION OF SHARES
FOREIGN WITHHOLDING TAXES
BACKUP WITHHOLDING
PERFORMANCE INFORMATION
YIELD
AVERAGE ANNUAL TOTAL RETURN
CUMULATIVE TOTAL RETURN
IVY GROWTH WITH INCOME FUND
OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION
FINANCIAL STATEMENTS
APPENDIX A


I. GENERAL INFORMATION

Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Growth Fund commenced operations (Class A shares) on March 1, 1984. The inception dates for Ivy Growth Fund's Class B and Class C shares were October 23, 1993 and April 30, 1996, respectively. Ivy Growth with Income Fund commenced operations (Class A shares) on April 1, 1984. The inception dates for the Fund's Class B and Class C shares were October 23, 1993, and April 30, 1996, respectively. Ivy US Blue Chip Fund commenced operations (Class A, B and C shares) on November 2, 1998. Ivy US Emerging Growth Fund commenced operations (Class A shares) on March 3, 1993. The inception dates for Ivy US Emerging Growth Fund's Class B and Class C shares were October 23, 1993 and April 30, 1996, respectively. Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

II. INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below. Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

A. IVY GROWTH FUND

Ivy Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history. Ivy Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

The Fund may invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

As a fundamental policy, the Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts and may also invest in equity real estate investment trusts. Ivy Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND

Ivy Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Under these restrictions, Ivy Growth Fund may not:

1. borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

2.   purchase securities on margin;

3.   sell securities short;

4. lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

5. participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

6. purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

7.   purchase or sell real estate or commodities and commodity contracts;

8. make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

9. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

10.  invest more than 5% of the value of its total assets in the  securities  of
     any  one  issuer  (except   obligations  of  domestic  banks  or  the  U.S.
     Government, its agencies, authorities and instrumentalities);

11. hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

12. purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation; Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (vii) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

ADDITIONAL RESTRICTIONS

Ivy Growth Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iii) invest in companies for the purpose of exercising control of management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (included predecessors) less than three years old; or

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable.

B. IVY GROWTH WITH INCOME FUND

Ivy Growth with Income Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. The Fund has some emphasis on dividend-paying stocks. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history.

Ivy Growth with Income Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

As a fundamental policy, the Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts. The Fund may also invest in equity real estate investment trusts. The Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GROWTH WITH INCOME FUND

Ivy Growth with Income Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Under these restrictions, the Fund may not:

1. borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

2.   purchase securities on margin;

3.   sell securities short;

4. lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

5. participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

6. purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

7.   purchase or sell real estate or commodities and commodity contracts;

8. make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

9. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

10.  invest more than 5% of the value of its total assets in the  securities  of
     any  one  issuer  (except   obligations  of  domestic  banks  or  the  U.S.
     Government, its agencies, authorities and instrumentalities);

11. hold more than 10% of the voting securities of an one issuer (except obligations of domestic banks or the U.S. Government, it agencies, authorities and instrumentalities); or

12. purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation. Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has not current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (vii) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

ADDITIONAL RESTRICTIONS

Ivy Growth with Income Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except of the extent described in the Prospectus and in this SAI);

(iii) invest in companies for the purpose of exercising control of management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old; or

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable.

C. IVY US BLUE CHIP FUND

Ivy US Blue Chip Fund's investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stocks of companies determined by IMI to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, Blue Chip companies are those companies whose market capitalization is greater than $1 billion at the time of investment. Blue Chip companies are those which occupy (or in IMI's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies generally are considered to be highly liquid because, compared to those of lesser-capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher. When circumstances warrant, Ivy US Blue Chip Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"), or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. As a fundamental policy, Ivy US Blue Chip Fund may borrow up to 10% of the value of its total assets, for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may also invest in equity real estate investment trusts ("REITs"). The Fund may write put options on securities and stock indices, with respect to not more than 10% of the value of its net assets, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its total assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND

Ivy US Blue Chip Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. Under these restrictions, the Fund may not:

1. invest in real estate, real estate mortgage loans, commodities and commodity futures contracts although the Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which invest or deal in real estate, and (c) interest rate and other financial futures contracts and related options;

2. purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions; the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

3.   sell securities short;

4. participate in an underwriting or selling group in connection with the public distribution of securities except for its own shares;

5. purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

6. invest in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

7. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

8. lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

9. borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it; or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings;

10. purchase securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities) if as a result, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations; or

11. purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act and (viii) of Additional Restrictions, below.

Under the 1940 Act, the Fund is permitted, subject to the Fund's investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (i) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

ADDITIONAL RESTRICTIONS

Ivy US Blue Chip Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not: D.

1. purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

2. invest in oil, gas or other mineral leases or exploration or development programs;

3. engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

4.   invest in companies for the purpose of exercising control of management;

5. invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

6. purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of IMI, MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

7. invest more than 15% of its net assets in "illiquid securities;" illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any such instrument that, due to the existence of a trading market or to other factors, is liquid; or

8. acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs (f) and (g) of Section 12(d)(1) of the 1940 Act.

E. IVY US EMERGING GROWTH FUND

Ivy US Emerging Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in common stocks (or securities with similar characteristics) of small- and medium-sized companies, both domestic and foreign, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises. Ivy US
Emerging Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated as least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

As a fundamental policy, the Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts.

Ivy US Emerging Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

Ivy US Emerging Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Under these restrictions, the Fund may not:

1.   purchase or sell real estate or commodities and commodity contracts;

2.   purchase securities on margin;

3.   sell securities short;

4. participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

5. purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

6. make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

7. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

8. purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

9. lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreement or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets; or

10. borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

Under  the  1940  Act,  the  Fund  is  permitted,   subject  to  its  investment
restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (i) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

ADDITIONAL RESTRICTIONS

Ivy US Emerging Growth Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not: F.

1. purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

2. invest in oil, gas or other mineral leases or exploration or development programs;

3. engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

4.   invest in companies for the purpose of exercising control of management; or

5. invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

6. purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

7. invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid; or

8. purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered.

G. COMMON STOCKS

Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

H. CONVERTIBLE SECURITIES

The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

I. SMALL COMPANIES

Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

J. ADJUSTABLE RATE PREFERRED STOCKS

Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

K. DEBT SECURITIES

IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Funds may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which that Fund could sell such securities, and cause large fluctuations in the daily net asset value of that Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

U.S. GOVERNMENT  SECURITIES.  U.S. Government  securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates.

In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. Ivy US Blue Chip Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, Ivy US Blue Chip Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

L. ILLIQUID SECURITIES

Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which that Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

M. FOREIGN SECURITIES

The securities of foreign issuers in which Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

N. EMERGING MARKETS

Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably. In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

O. FOREIGN CURRENCIES

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund normally will be invested in both U.S. and foreign securities markets, changes in these Funds' share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

P. FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position. Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Q. REPURCHASE AGREEMENTS

Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, each Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

R. BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

S. COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

T. BORROWING

Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of each Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

U. WARRANTS

The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

V. REAL ESTATE INVESTMENT TRUSTS (REITS)

A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940 (the "1940 Act"). By investing in REITs indirectly through Ivy Growth Fund, Ivy Growth with Income Fund, or Ivy US Blue Chip Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

W. OPTIONS TRANSACTIONS

IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would negotiate directly with the counterparty.

Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by any Fund, are taxable as ordinary income. See "Taxation."

Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers. When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover." Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

X. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract.

Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Y. SECURITIES INDEX FUTURES CONTRACTS

Each Fund may enter into securities index futures contracts as an efficient means of regulating that Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

III. PORTFOLIO TURNOVER

Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

IV. TRUSTEES AND OFFICERS

Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations. The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                         POSITION
                         WITH THE    BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE       TRUST       AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.    Trustee     Chairman, Dynamics Research
60 Concord Street                    Corp. (instruments and
Wilmington, MA  01887                controls); Director, Burr-
Age: 74                              Brown Corp. (operational
                                     amplifiers); Director,
                                     Metritage Incorporated
                                     (level measuring
                                     instruments); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Paul H. Broyhill         Trustee     Chairman, BMC Fund, Inc.
800 Hickory Blvd.                    (1983-present); Chairman,
Golfview Park-Box 500                Broyhill Family Foundation,
Lenoir, NC 28645                     Inc. (1983-Present);
Age:  74                             Chairman and President,
                                     Broyhill Investments, Inc.
                                     (1983-present); Chairman,
                                     Broyhill Timber Resources
                                     (1983-present); Management
                                     of a personal portfolio of
                                     fixed-income and equity
                                     investments (1983-present);
                                     Trustee of Mackenzie Series
                                     Trust (1988-1998); Director
                                     of The Mackenzie Funds Inc.
                                     (1988-1995).

Stanley Channick         Trustee     President and Chief
11 Bala Avenue                       Executive Officer, The
Bala Cynwyd, PA 19004                Whitestone Corporation
Age:  75                             (insurance agency);
                                     Chairman, Scott Management
                                     Company (administrative
                                     services for insurance
                                     companies); President, The
                                     Channick Group (consultants
                                     to insurance companies and
                                     national trade
                                     associations); Trustee of
                                     Mackenzie Series Trust
                                     (1994-1998);Director of The
                                     Mackenzie Funds Inc. (1994-
                                     1995).

Frank W. DeFriece, Jr.   Trustee     Director, Manager and Vice
The Landmark Centre                  President, Director and
113 Landmark Lane,                   Fund Manager, Massengill-
Suite B                              DeFriece Foundation
Bristol, TN  37620-2285              (charitable organization)
Age: 77                              (1950-present); Trustee and
                                     Vice Chairman, East
                                     Tennessee Public
                                     Communications Corp. (WSJK-
                                     TV) (1984-present); Trustee
                                     of Mackenzie Series Trust
                                     (1985-1998);Director of The
                                     Mackenzie Funds Inc. (1987-
                                     1995).

Roy J. Glauber           Trustee     Mallinckrodt Professor of
Lyman Laboratory                     Physics, Harvard
of Physics                           University (1974-present);
Harvard University                   Trustee of Mackenzie Series
Cambridge, MA 02138                  Trust (1994-1997).
Age: 72

Michael G. Landry        Trustee     President, Chief Executive
700 South Federal Hwy.   and         Officer and Director of
Suite 300                Chairman    Mackenzie Investment
Boca Raton, FL  33432                Management Inc. (1987-
Age: 51                              present); President,
[*Deemed to be an                    Director and Chairman of
"interested person"                  Ivy Management Inc. (1992-
of the Trust, as                     present); Chairman and
defined under the                    Director of Ivy Mackenzie
1940 Act.]                           Services Corp.(1993-
                                     present); Chairman and
                                     Director of Ivy   Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Director and
                                     President of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994);  Director and
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Trustee of Mackenzie Series
                                     Trust (1987-1998);
                                     President of Mackenzie
                                     Series Trust (1987-1996);
                                     Chairman of Mackenzie
                                     Series Trust (1996-1998).

Joseph G. Rosenthal      Trustee     Chartered Accountant
110 Jardin Drive                     (1958-present); Trustee of
Unit #12                             Mackenzie Series Trust
Concord, Ontario Canada              (1985-1998); Director of
L4K 2T7                              The Mackenzie Funds Inc.
Age: 63                              (1987-1995).

Richard N. Silverman     Trustee     Director, Newton-Wellesley
18 Bonnybrook Road                   Hospital; Director, Beth
Waban, MA  02168                     Israel Hospital; Director,
Age: 74                              Boston Ballet; Director,
                                     Boston Children's Museum;
                                     Director, Brimmer and May
                                     School.

J. Brendan Swan          Trustee     President, Airspray
4701 North Federal Hwy.              International, Inc.;
Suite 465                            Joint Managing Director,
Pompano Beach, FL  33064             Airspray International
Age: 67                              B.V. (an environmentally
                                     sensitive packaging
                                     company); Director of
                                     Polyglass LTD.; Director,
                                     The Mackenzie Funds Inc.
                                     (1992-1995); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Keith J. Carlson         Trustee     Senior Vice President of
700 South Federal Hwy.   and         Mackenzie Investment
Suite 300                President   Management, Inc. (1996
Boca Raton, FL 33432                 -present); Senior Vice
Age: 41                              President and Director of
[*Deemed to be an                    Mackenzie Investment
"interested person"                  Management, Inc. (1994
of the Trust, as                     -1996); Senior Vice
defined under the                    President and Treasurer of
1940 Act.]                           Mackenzie Investment
                                     Management, Inc. (1989-
                                     1994); Senior Vice
                                     President and Director of
                                     Ivy Management Inc. (1994-
                                     present); Senior Vice
                                     President, Treasurer and
                                     Director of Ivy Management
                                     Inc. (1992-1994); Vice
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Senior Vice President and
                                     Director, Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1993-1996);
                                     Trustee and President of
                                     Mackenzie Series Trust
                                     (1996-1998); Vice President
                                     of Mackenzie Series Trust
                                     (1994-1998); Treasurer of
                                     Mackenzie Series Trust
                                     (1985-1994); President,
                                     Chief Executive Officer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Executive Vice
                                     President and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1993-1994); Trustee
                                     of Mackenzie Series Trust
                                     (1996-1998).

C. William Ferris        Secretary/  Senior Vice President,
700 South Federal Hwy.   Treasurer   Chief Financial Officer
Suite 300                            and Secretary/Treasurer
Boca Raton, FL  33432                of Mackenzie Investment
Age: 53                              Management Inc. (1995-
                                     present); Senior Vice
                                     President, Finance and
                                     Administration/Compliance
                                     Officer of Mackenzie
                                     Investment Management Inc.
                                     (1989-1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Clerk of Ivy
                                     Management Inc. (1994-
                                     present); Vice President,
                                     Finance/Administration and
                                     Compliance Officer of Ivy
                                     Management Inc. (1992-
                                     1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1994-present);
                                     Secretary/Treasurer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Services
                                     Corp. (1993-1996);
                                     Secretary/Treasurer of The
                                     Mackenzie Funds Inc. (1993-
                                     1995); Secretary/Treasurer
                                     of Mackenzie Series Trust
                                     (1994-1998).

James W. Broadfoot       Vice        Executive Vice President,
700 South Federal Hwy.   President   Ivy Management Inc. (1996-
Suite 300                            present); Senior Vice
Boca Raton, FL  33432                President, Ivy Management,
Age: 56                              Inc. (1992-1996); Director
                                     and Senior Vice President,
                                     Mackenzie Investment
                                     Management Inc. (1995-
                                     present); Senior Vice
                                     President, Mackenzie
                                     Investment Management Inc.
                                     (1990-1995).

V. COMPENSATION TABLE

                                    IVY FUND
                     (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                  PENSION OR                    TOTAL
                                  RETIREMENT                    COMPENSATION
                                  BENEFITS        ESTIMATED     FROM TRUST
                                  ACCRUED         ANNUAL        AND FUND
                AGGREGATE         AS PART         BENEFITS      COMPLEX PAID
NAME,           COMPENSATION      OF FUND         UPON          TO TRUSTEES[*]
POSITION        FROM TRUST        EXPENSES        RETIREMENT

John S.         $18,000           N/A             N/A               $18,000
 Anderegg, Jr.
(Trustee)

Paul H.         $18,000           N/A             N/A               $18,000
 Broyhill
(Trustee)

Keith J.        $0                N/A             N/A               $0
 Carlson
(Trustee and
 President)

Stanley         $18,000           N/A             N/A               $18,000
  Channick
(Trustee)

Frank W.        $18,000           N/A             N/A               $18,000
 DeFriece, Jr.
(Trustee)

Roy J.          $18,000           N/A             N/A               $18,000
 Glauber
(Trustee)

Michael G.      $0                N/A             N/A               $0
 Landry
(Trustee and
 Chairman of
 the Board)

Joseph G.       $18,000           N/A             N/A               $18,000
Rosenthal
(Trustee)


Richard N.      $18,000           N/A             N/A               $18,000
 Silverman
(Trustee)

J. Brendan      $17,000           N/A             N/A               $17,000
 Swan
 (Trustee)

C. William      $0                N/A             N/A               $0
 Ferris
(Secretary/
Treasurer)

To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft. Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%); Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865,
owned of record 186,351.290 shares (11.33%); Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%); Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211,
Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

Ivy Global  Science & Technology  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%); Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%); Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%). Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%); Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%). Ivy US Emerging Growth Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record
981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert W. Baird & Co. Inc., 777
E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%); Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).

As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

VI. INVESTMENT ADVISORY AND OTHER SERVICES

A. BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

IMI provides business management and investment advisory services to the Fund pursuant to a Business Management and Investment Advisory Agreement (the
"Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Funds): Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, and Ivy South America Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

Ivy Growth Fund Pays IMI a monthly fee for providing business management and investment advisory services that is equal, on an annual basis, to 0.85% of the first $350 million of the Fund's average net assets reduced to 0.75% on its average net assets in excess of $350 million. During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth Fund paid IMI fees of $2,608,378, $2,794,304 and $2,722,314, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $12,486, $0 and $0, respectively. Ivy Growth with Income Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of .75% of the Fund's average net assets.

During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth with Income Fund paid IMI fees of $629,322, $624,013 and $702,361, respectively. Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund each pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid IMI fees of $1,687. During the fiscal year ended December 31, 1998, IMI reimbursed Fund expenses in the amount of $11,052.

During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy US Emerging Growth Fund paid IMI fees of $657,579, $973,756 and $985,816, respectively. Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

IMI currently limits each Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets, which may lower each Fund's expenses and increase its yield.

The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually
(i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) with respect to any Fund is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

B. DISTRIBUTION SERVICES

IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them. Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concessions as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Growth Fund $71,547 in sales commissions, of which $10,859 was retained after dealer allowance. During the fiscal year ended December 31, 1998, IMDI received $25,515 in CDSCs on redemptions of Class B shares of Ivy Growth Fund. During the fiscal year ended December 31, 1998, IMDI received $17 in CDSCs on redemption of Class C shares of Ivy Growth Fund.

During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Growth with Income Fund $49,641 in sales commissions, of which $7,545 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $72,972 in CDSCs on redemptions of Class B shares of Ivy Growth with Income Fund. During the fiscal year ended December 31, 1998, IMDI received $1,527 in CDSCs on redemptions of Class C shares of Ivy Growth with Income Fund.

During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy US Blue Chip Fund $12,738 in sales commissions, of which $1,940 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $0 in CDSCs on redemptions of Class B shares of Ivy US Blue Chip Fund. During the fiscal year ended December 31, 1998, IMDI received $0 in CDSCs on redemptions of Class C shares of Ivy US Blue Chip Fund.

During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy US Emerging Growth Fund $102,664 in sales commissions, of which $14,318 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $185,059 in CDSCs on redemptions of Class B shares of Ivy US Emerging Growth Fund. During the fiscal year ended December 31, 1998, IMDI received $2,481 in CDSCs on redemptions of Class C shares of Ivy US Emerging Growth Fund.

The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee is a reimbursement to IMDI for service fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of each Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

Under each Fund's Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee is paid to IMDI as compensation and is not dependent on IMDI's expenses incurred. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by any Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of a Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

(i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

(ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

(iii)in  connection  with a  Complete  Termination  (as  defined  in the Class B
     Plan); or

(iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

During the fiscal year ended December 31, 1998, Ivy Growth Fund paid IMDI $176,268 pursuant to it Class A plan. During the fiscal year ended December 31, 1998, Ivy Growth Fund paid IMDI $47,478 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, Ivy Growth Fund paid IMDI $1,880 pursuant to its Class C plan.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Growth Fund: advertising $28,196; printing and mailing of prospectuses to persons other than current shareholders, $53,162; compensation to dealers $149,916; compensation to sales personnel $891,327; seminars and meetings $37,479; travel and entertainment,$71,060; general and administrative, $510,305; telephone, $25,922; and occupancy and equipment rental, $75,038.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Growth Fund: advertising $426; printing and mailing of prospectuses to persons other than current shareholders, $793; compensation to dealers $27,491; compensation to sales personnel $13,520; seminars and meetings $6,873; travel, and entertainment, $1,080; general and administrative, $7,742; telephone, $393; and occupancy and equipment rental, $1,134.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Growth Fund: advertising $16; printing and mailing of prospectuses to persons other than current shareholders, $32; compensation to dealers $0; compensation to sales personnel $187; seminars and meetings $0; travel and entertainment, $15; general and administrative, $107; telephone, $6; and occupancy and equipment rental, $16. During the fiscal year ended December 31, 1998, Ivy Growth with Income Fund paid IMDI $139,711 pursuant to its Class A plan. During the fiscal year ended December 31, 1998, Ivy Growth with Income Fund paid IMDI $224,258 pursuant to its Class B plan.

During the fiscal year ended December 31, 1998, Ivy Growth with Income Fund paid IMDI $29,800 pursuant to its Class C plan. During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Growth with Income Fund: advertising $6,094; printing and mailing of prospectuses to persons other than current shareholders, $13,170 compensation to dealers $32,346; compensation to sales personnel, $192,402; seminars and meetings, $8,087; travel and entertainment, $15,341; general and administrative, $110,099; telephone, $5,589 and occupancy and equipment rental, $16,163.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Growth with Income Fund: advertising, $2,020; printing and mailing of prospectuses to persons other than current shareholders, $4,302; compensation to dealers, $142,522; compensation to sales personnel, $63,776; seminars and meetings, $35,630; travel and entertainment, $5,093; general and administrative, $36,441; telephone, $1,845; and occupancy and equipment rental $5,307.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Growth with Income Fund: advertising, $265; printing and mailing of prospectuses to persons other than current shareholders, $549; compensation to dealers, $77,858; compensation to sales personnel, $7,814; seminars and meetings, $1,965; travel and entertainment, $616; general administrative, $4,396; telephone, $220; and occupancy and equipment rental, $632.

During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid IMDI $168 pursuant to its Class A plan. During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid IMDI $654 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid IMDI $88 pursuant to its Class C plan.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy US Blue Chip Fund: advertising $51; printing and mailing of prospectuses to persons other than current shareholders, $16,058; compensation to dealers, $216; compensation to sales personnel $1,749; seminars and meetings, $54; travel and entertainment, $142; general and administrative, $1,010; telephone, $52; and occupancy and equipment rental, $143.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy US Blue Chip Fund: advertising, $60; printing and mailing of prospectuses to persons other than current shareholders, $18,816; compensation to dealers, $4,697; compensation to sales personnel, $2,049; seminars and meetings, $1,174; travel and entertainment, $168; general and administrative, $1,183; telephone, $60; and occupancy and equipment rental $168.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy US Blue Chip Fund: advertising, $7; printing and mailing of prospectuses to persons other than current shareholders, $2,319; compensation to dealers, $269; compensation to sales personnel, $252; seminars and meetings, $68; travel and entertainment, $21; general administrative, $145; telephone, $7; and occupancy and equipment rental, $21. During the fiscal year ended December 31, 1998, Ivy US Emerging Growth Fund paid IMDI $146,886 pursuant to its Class A plan. During the fiscal year ended December 31, 1998, Ivy US Emerging Growth Fund paid IMDI $460,204 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, Ivy US Emerging Growth Fund paid IMDI $92,289 pursuant to its Class C plan.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy US Emerging Growth Fund: advertising $5,379; printing and mailing of prospectuses to persons other than current shareholders, $26,210; compensation to dealers, $28,682; compensation to sales personnel $169,532; seminars and meetings, $7,171; travel and entertainment, $13,500; general and administrative, $97,045; telephone, $4,930; and occupancy and equipment rental, $14,300.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy US Emerging Growth Fund: advertising, $4,253; printing and mailing of prospectuses to persons other than current shareholders, $20,900; compensation to dealers, $295,137; compensation to sales personnel, $134,449; seminars and meetings, $73,784; travel and entertainment, $10,726; general and administrative, $76,937; telephone, $3,904; and occupancy and equipment rental $11,281.

During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy US Emerging Growth Fund: advertising, $836; printing and mailing of prospectuses to persons other than current shareholders, $4,087; compensation to dealers, $35,132; compensation to sales personnel, $26,384; seminars and meetings, $8,784; travel and entertainment, $2,104; general administrative, $15,090; telephone, $766; and occupancy and equipment rental, $2,213.

Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

C. CUSTODIAN

Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

D. FUND ACCOUNTING SERVICES

Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

During the fiscal year ended December 31, 1998, Ivy Growth Fund paid MIMI $106,712 under the agreement.

During the fiscal year ended December 31, 1998, Ivy Growth with Income Fund paid MIMI $94,539 under the agreement.

During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid MIMI $1,654 under the agreement.

During the fiscal year ended December 31, 1998, Ivy US Emerging Growth Fund paid MIMI $98,957 under the agreement.

E. TRANSFER AGENT AND DIVIDEND PAYING AGENT

Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Ivy US Blue Chip Fund pays a monthly fee at an annual rate of $10.25 per open Class I account. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Growth Fund totaled $755,710. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Growth with Income Fund totaled $235,695. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy US Blue Chip Fund totaled $184. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy US Emerging Growth Fund totaled $314,453. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

F. ADMINISTRATOR

Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets with respect to Class A, Class B, Class C and Advisor Class shares. Ivy US Blue Chip fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1998 for Ivy Growth Fund totaled $320,272. Such fees for the fiscal year ended December 31, 1998 for Ivy Growth with Income Fund totaled $93,648. Such fees for the fiscal year ended December 31, 1998 for Ivy US Blue Chip Fund totaled $225. Such fees for the fiscal year ended December 31, 1998 for Ivy US Emerging Growth Fund totaled $115,978.

Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

G. AUDITORS

PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

VII. BROKERAGE ALLOCATION

Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by any Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth Fund paid brokerage commissions of $883,583, $683,881 and $907,345, respectively.

During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth with Income Fund paid brokerage commissions of $293,827, $155,283 and $378,887, respectively.

During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid brokerage commissions of $1,806.

During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy US Emerging Growth Fund paid brokerage commissions of $426,676, $583,738 and $658,613, respectively.

Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

VIII. CAPITALIZATION AND VOTING RIGHTS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights. The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for the Funds, Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, and Ivy South America Fund, as well as Class I shares for Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund.

Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees. Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

IX. SPECIAL RIGHTS AND PRIVILEGES

The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, and Ivy South America Fund, (the other fifteen series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

A. AUTOMATIC INVESTMENT METHOD

The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

B. EXCHANGE OF SHARES

As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange). Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representatives under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE SHARES

CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares. Class B shares of any Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made. For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares. The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund.

                             CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF DOLLAR AMOUNT SUBJECT TO CHARGE
YEAR SINCE PURCHASE
First                                             5%
Second                                            4%
Third                                             3%
Fourth                                            3%
Fifth                                             2%
Sixth                                             1%
Seventh and thereafter                            0%


CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per share.

ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in that Fund to less than $1,000.

Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

C. LETTER OF INTENT

Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of any Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

D. RETIREMENT PLANS

Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

Retirement Plan New Account Fee              no fee
Retirement Plan Annual Maintenance Fee      $10.00 per fund account

For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends. An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability.

All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution. The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees. DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC. Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

E. REINVESTMENT PRIVILEGE

Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction. Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

F. RIGHTS OF ACCUMULATION

A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of each Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code). Rights of Accumulation is also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund. At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

G. SYSTEMATIC WITHDRAWAL PLAN

A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers. Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs. An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

H. GROUP SYSTEMATIC INVESTMENT PROGRAM

Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs. With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

1. the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

2. the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

3. the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees. Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

X. REDEMPTIONS

Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in any Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size. If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by any Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

XI. CONVERSION OF CLASS B SHARES

As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

XII. NET ASSET VALUE

The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of that Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund normally invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

XIII. TAXATION

The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

A. OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by any Fund, which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

B. DEBT SECURITIES ACQUIRED AT A DISCOUNT

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

C. DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by that Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

D. DISPOSITION OF SHARES

Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

E. FOREIGN WITHHOLDING TAXES

Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of any Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

F. BACKUP WITHHOLDING

Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

XIV. PERFORMANCE INFORMATION

Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

P(1 + T){superscript n} = ERV
Where:            P        =        a hypothetical initial payment of $1,000 to
                                    purchase shares of a specific class

                  T        =        the average annual total return of shares of
                                    that class

                  n        =        the number of years

                  ERV      =        the ending redeemable value of a
                                    hypothetical $1,000 payment made at the
                                    beginning of the period.

For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

The following table summarizes the calculation of Standardized and Non-Standardized Return for the Class A, Class B and Class C shares of each Fund for the periods indicated. In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

IVY GROWTH FUND STANDARDIZED RETURN[*]

CLASS A[1]     CLASS B[2]     CLASS C[3]     Year ended December 31, 1998
7.50%          7.99%          11.72%         Five Years ended December 31, 1998
11.70%         11.70%         N/A            Ten Years ended December 31, 1998
12.65%         N/A            N/A            Inception [#] to year ended
                                              December 31, 1998 [7]:
10.86%         11.88%         10.67%         NON-STANDARDIZED RETURN[**]


CLASS A[4]     CLASS B[5]     CLASS C[6]     Year ended December 31, 1998
14.05%         12.99%         12.72%         Five Years ended December 31, 1998
13.03%         11.96%         N/A            Ten Years ended December 31, 1998
13.31%         N/A            N/A            Inception [#] to year ended
                                                December 31, 1998 [7]:
11.04%         11.98%         10.67%

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Class A shares of Ivy Growth Fund was March 1, 1984. The inception dates for Class B and Class C shares of the Fund were October 23, 1993 and April 30, 1996, respectively.

[1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 10.86%, 7.50%, 11.68% and 12.62%, respectively.

[2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 11.83%, 7.99%, and 11.69%, respectively. (Since the inception date for Class B shares was October 23, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 1998.)

[3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 10.67% and 11.72%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no Class C shares outstanding for the duration of the five and ten year periods ended December 31, 1998.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 11.03%, 14.05%, 13.02%, and 13.28%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 11.95%, 12.99%, and 11.95%, respectively. (Since the inception date for Class B shares was October 23, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 1998.)

[6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 10.67% and 12.72%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no Class C shares outstanding for the duration of the five and ten year periods ended December 31, 1998.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY GROWTH WITH INCOME FUND
STANDARDIZED RETURN[*]

CLASS A[1]     CLASS B[2]     CLASS C[3]     Year ended December 31, 1998
3.53%          4.01%          8.16%          Five years ended December 31, 1998
13.16%         13.39%         N/A            Ten years ended December 31, 1998:
13.41%         N/A            N/A            Inception [#] to year ended
                                                December 31, 1998 [7]:
15.06%         13.12%         15.82%         NON-STANDARDIZED RETURN[**]

CLASS A[4]     CLASS B[5]     CLASS C[6]     Year ended December 31, 1998:
9.64%          9.01%          9.16%          Five years ended December 31, 1998
14.51%         13.63%         N/A            Ten years ended December 31, 1998:
14.09%         N/A            N/A            Inception [#] to year ended
                                                December 31, 1998 [7]:
15.53%         13.22%         15.82%

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Growth with Income Fund (Class A shares) was April 1, 1984; the inception date for Class B shares of the Fund was October 23, 1993; and the inception date for the Class C shares of the Fund was April 30, 1996. The inception of Class C shares of the Fund coincided with the redesignation as "Class D" those shares of Ivy Growth with Income Fund that were initially issued as "Ivy Growth with Income Fund -- Class C" to shareholders of Mackenzie Growth & Income Fund, a former series of the Company, in connection with the reorganization between that fund and Ivy Growth with Income Fund, which shares are not offered for sale to the public.

[1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 15.06%, 3.53%, 13.16%, and 13.40%, respectively.

[2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 13.12%, 4.01%, and 13.39%, respectively. (Since the inception date for Class B shares was October 23, 1993, there were no outstanding Class B shares during the duration of the ten year period ended December 31, 1998.)

[3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 15.82% and 8.16%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares during the five and ten year periods ended December 31, 1998.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 15.52%, 9.84%, 14.51%, and 14.07%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 13.22%, 9.01%, and 13.63%, respectively. (Since the inception date for Class B shares was October 23, 1993, there were no outstanding Class B shares during the duration of the ten year period ended December 31, 1998.)

[6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 15.82%, and 9.16%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares during the five and ten year periods ended December 31, 1998.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY US BLUE CHIP FUND
STANDARDIZED RETURN[*]

CLASS A[1]     CLASS B[2]     CLASS C[3]     CLASS I [4]   Inception [#] to
                                                           year ended
                                                           December 31, 1998[8]:

1.22%          (0.92)%          3.08%             N/A       NON-STANDARDIZED
                                                            RETURN[**]

CLASS A[5]     CLASS B[6]     CLASS C[7]     CLASS I [4]    Inception [#] to
                                                            year ended December
                                                            31, 1998 [8]:

7.40%          4.08%          4.08%               N/A

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy US Blue Chip Fund was November 2, 1998.

[1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 would have been 0.35%.

[2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 would have been (1.79)%.

[3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 would have been 2.22%.

[4] Class I Shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures would be identical. However, there were no outstanding Class I Shares during the period indicated.

[5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 would have been 6.49%.

[6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 would have been 3.19%.

[7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 would have been 3.22%.

[8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY US EMERGING GROWTH FUND
STANDARDIZED RETURN[*]

CLASS A[1]     CLASS B[2]     CLASS C[3]     Year ended December 31, 1998

11.21%         12.13%         16.19%         Five years ended December 31, 1998
15.06%         15.35%         N/A            Inception [#] to year ended
                                             December 31, 1998 [7]:
20.88%         14.85%         5.69%          NON-STANDARDIZED RETURN[**]

CLASS A[4]     CLASS B[5]     CLASS C[6]     Year ended December 31, 1998
18.00%         17.13%         17.19%         Five years ended December 31, 1998
16.43%         15.58%         N/A            Inception [#] to year ended
                                             December 31, 1998 [7]:
22.13%         14.94%         5.69%

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares of the Fund were first offered for sale to the public on October 23, 1993. The inception date for the Class C shares of the Fund was April 30, 1996.

[1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 20.86%, 11.21% and 15.06%, respectively.

[2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 14.81%, 12.13%, and 15.35%, respectively.

[3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 5.69% and 16.19%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 1998.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 22.13%, 18.00%, and 16.43%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 14.90%, 17.13%, and 15.58%, respectively.

[6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 5.69% and 17.19%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 1998.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of each Fund for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the same Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of each Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1
Where:            C        =        cumulative total return

                  P        =        a hypothetical initial investment of $1,000
                                    to purchase shares of a specific class

                  ERV      =        ending redeemable value:  ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

IVY GROWTH FUND

The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

          ONE YEAR       FIVE YEARS          TEN YEARS      SINCE INCEPTION[*]

Class A     7.50%          73.89%            228.95%             4576.57%
Class B     7.99%           N/A               N/A                  79.02%
Class C    11.72%           N/A               N/A                  31.11%

The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

          ONE YEAR       FIVE YEARS          TEN YEARS      SINCE INCEPTION[*]

Class A   14.05%           84.50%             249.02%            4861.88%
Class B   12.99%             N/A                N/A                80.02%
Class C   12.72%             N/A                N/A                31.11%

[*] The inception date for Ivy Growth Fund (Class A shares) was April 1, 1984; the inception date for the Class B shares of the Fund was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

XV. IVY GROWTH WITH INCOME FUND

The following table summarizes the calculation of Cumulative Total Return for Ivy Growth with Income Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

          ONE YEAR       FIVE YEARS          TEN YEARS      SINCE INCEPTION[*]
Class A     9.84%          85.57%             252.08%            684.55%
Class B     4.01%          87.47%                N/A              89.62%
Class C     8.16%           N/A                  N/A              48.05%

The following table summarizes the calculation of Cumulative Total Return for Ivy Growth with Income Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

          ONE YEAR       FIVE YEARS          TEN YEARS      SINCE INCEPTION[*]

Class A    3.53%            96.89%             273.56%           732.43%
Class B    9.01%            89.47%                N/A             90.62%
Class C    9.16%              N/A                 N/A             48.05%

[*] The inception date for Ivy Growth with Income Fund (Class A shares) was April 1, 1984; the inception date for the Class B shares of the Fund was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

IVY US BLUE CHIP FUND

The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                         SINCE INCEPTION[*]
Class A                       1.22%
Class B                       (0.92)%
Class C                       3.08%
Class I                        N/A

The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                         SINCE INCEPTION[*]
Class A                       7.40%
Class B                       4.08%
Class C                       4.08%
Class I                        N/A

[*]      The inception date for Ivy US Blue Chip Fund was November 2, 1998.

IVY US EMERGING GROWTH FUND

The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

               ONE YEAR       FIVE YEARS          SINCE INCEPTION[*]

Class A         11.21%         101.66%                 193.08%
Class B         12.13%         104.26%                 105.16%
Class C         16.19%            N/A                   15.94%

The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

               ONE YEAR       FIVE YEARS          SINCE INCEPTION[*]

Class A        18.00%           113.96%                210.96%
Class B        17.13%           106.26%                106.16%
Class C        17.19%              N/A                  15.94%

[*] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares were first offered for sale to the public on October 23, 1993. The inception date for Class C shares was April 30, 1996.

OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

XVI. FINANCIAL STATEMENTS

Each Fund's Portfolio of Investments as of December 31, 1998, Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in the Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI.

XVII.

                                   APPENDIX A
           DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
             MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                       BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

(a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

(b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories. S&P:

(a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

(b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                               PART B, DOCUMENT 2


                       HUDSON CAPITAL APPRECIATION FUND
                      (A Series of The Fahnestock Funds)
                               125 Broad Street
                           New York, New York 10004

                                 June 23, 1999
            Supplement to Prospectus for Class A and Class B Shares
                               dated May 1, 1999

     On June 16, 1999 the Board of Trustees of The Fahnestock Funds (the "Trust") unanimously voted to recommend to shareholders of Hudson Capital Appreciation Fund (the "Hudson Fund") to approve a proposal to combine assets of the Fund with the assets of Ivy US Emerging Growth Fund ("Ivy US Growth"). Under this proposal, if approved by shareholders, holders of the Hudson Fund Class A shares would receive Class A shares of Ivy US Growth having a net asset value equal to the net asset value of the Hudson Fund Class A shares held. Holders of the Hudson Fund Class B shares would receive Class B shares of Ivy US Growth having a net asset value equal to the net asset value of the Hudson Fund Class B shares held. No sales load will be charged for this transfer, which is intended to result in a tax-free exchange.

     Shareholders as of the record date will be asked to vote on this proposal by proxy or in person at a Shareholders Meeting tentatively scheduled to be held in mid-September, 1999. The Trust expects the record date to be on or about August 2, 1999. The proxy statement, containing full details of this proposal, will be mailed shortly after the record date.

     If you purchase or hold shares of the Hudson Fund, they may be converted to shares of Ivy US Growth. Please refer to the accompanying Ivy US Growth prospectus to learn more about Ivy US Growth.

-------------------------------------------------------------------------------
                                                                 CLASS A SHARES
HUDSON CAPITAL                                                   CLASS B SHARES
APPRECIATION FUND                               125 Broad Street

(A Series of The Fahnestock Funds)              New York, New York 10004

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 PROSPECTUS

 May 1, 1999

Hudson Capital Appreciation Fund is the first (and, to date, the only) series of The Fahnestock Funds, a Massachusetts business trust (the "Trust").

The Fund seeks long term growth through capital appreciation by investing primarily in equity securities. Current income is not an important consider-ation.


-------------------------------------------------------------------------------

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representa-tion to the contrary is a criminal offense.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE AND GOAL

The principal objective of Hudson Capital Appreciation Fund is long-term capi-tal appreciation through investment in equity securities.

THE PRINCIPAL STRATEGY USED BY THE FUND TO ACHIEVE THIS GOAL

 . Opportunity Investing. To achieve this goal the Fund's Portfolio Manager, James Gerson, uses the strategy of opportunity investing. This is a process in which the Portfolio Manager looks for investments that he believes meet two criteria:

 . Value Element. The Portfolio Manager seeks to identify and invest in compa-nies that he believes have a promising future and that may not have been ade-quately recognized by the market. This typically involves comparison of the market price of a company's stock with the company's net assets, historical earnings, and cash flow and is sometimes referred to as "value investing." Value investing means looking for investments that are low in price in rela- tion to the Portfolio Manager's estimate of their actual value.

 . Growth Element. At the same time the Portfolio Manager looks for companies whose earnings are expected to grow faster than the earnings of other poten-tial investment candidates. This involves looking at the prospects for the industries that a company serves and its growth record.

The principal objective of the Fund's research activities is to identify com-panies that have a promising future ("growth element") and can be purchased at a reasonable price ("value element"). A company's ability to grow is deter- mined by a review of the industry it serves; its historical ability to grow, achieve high returns on capital, successfully introduce new products or enter new markets; and its ability to build market share and maintain a healthy fi-nancial condition. A company's value is determined by an analysis of its share price in relation to its earnings, cash flow generation, and net assets, as well as a comparison to a peer group of companies.

The opportunity to invest in companies that meet both of these criteria can occur because of temporary or unusual circumstances that the Portfolio Manager believes will be corrected. These opportunities may be caused by:

 . results in similar companies which may not be relevant but nevertheless af-fect market price,

 . the temporary illiquidity of a stock,

 . a negative earnings surprise or disappointment, or

 . inadequate research coverage by Wall Street analysts.

The Portfolio Manager believes these conditions create an opportunity for in-vestors with a long-term perspective to identify investments that may appreci-ate.

 . Small-Cap and Mid-Cap Investing. Often these opportunities occur in smaller capitalization stocks which are not as liquid or as widely followed by Wall Street analysts as larger companies. As a result the Portfolio Manager often invests in small- and mid-cap companies. The Fund considers companies with a market capitalization (price per share multiplied by outstanding shares) of under $1 billion as small-cap, and companies between $1 billion and $5 billion as mid-cap. However, the Fund's portfolio is not limited to small- and mid-cap investments; from time to time a significant proportion may be invested in large-capitalization stocks.

 . Diversification.

 . By industry. The Fund's portfolio is diversified as to industry categories. Diversification tends to reduce the risk of sharp fluctuations in the value of the Fund's entire portfolio.

 . By company. For the same reasons the Fund does not invest more than 5% of its assets in the securities of any one issuer.

PRINCIPAL RISKS OF INVESTING IN THE FUND

 . General market conditions. Most of the Fund's performance depends on what happens in the stock market. The market's behavior depends, in turn, on a wide variety of factors beyond the control of any money manager. It is unpredict-able, particularly in the short term. Because of this, the value of your in-vestment will rise and fall, and you could lose money.

 . Risks related to Portfolio Manager's investment strategy.

 . Effect of opportunity investment style. The Fund's Portfolio Manager seeks investments in companies that may be less recognized in the market, with the result that their price does not fully reflect his analysis of true value. The fact that these securities are less well followed by securities analysts results in a risk that they may not achieve the price-earnings multiples of more popular investments, or the Portfolio Manager's analysis may be incor- rect.

 . Investment in small- and mid-cap companies. As indicated above, the Portfo-lio Manager frequently (although not exclusively) selects small- and mid-cap securities for the Fund. These types of investments may be more volatile than securities of companies with larger market capitalization, resulting in the risk of wider price swings in up-and-down market conditions. Also, some of these small- and mid-cap securities are relatively thinly traded, which may call for greater skill and make it difficult to acquire or dispose of posi- tions quickly, without affecting the market price.

 . Full investment policy. The Fund's Portfolio Manager does not attempt to anticipate or predict broad market trends. The Fund therefore does not usu- ally hold a significant part of its assets in cash or cash equivalents, such as U.S. government securities. This means that the Fund is more exposed to the risks of market fluctuations than investors holding substantial positions of cash or cash equivalents.

 . Risks related to the small size of the Fund.

 . Single Portfolio Manager. A consequence of the small size of the Fund is that it does not have a large staff of in-house research personnel or an in- vestment committee that reviews proposed portfolio transactions. Mr. Gerson is the only individual responsible for management of the Fund's portfolio. However, if he were unavailable for a significant period of time, Hudson Cap- ital Advisors, Inc. believes that it would be able to assign another experi- enced individual to this responsibility.

                         RISK/RETURN CHARTS AND TABLES

The bar chart below shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years.

                [THE FOLLOWING IS REPRESENTED BY A BAR CHART]

          1992     1993     1994     1995     1996     1997     1998

          8.54%   17.77%  -11.22%   18.94%   40.68%   42.88%  -10.35%


During the seven-year period illustrated above, the highest return for a quar-ter was +19.60% (September 30, 1997) and the lowest return for a quarter was --25.18% (September 30, 1998). The figures above do not reflect the sales charge on Class A shares, but do include Fund expenses.

The following table shows the Fund's returns averaged over different periods of time. It shows past performance only and does not predict future results.

   Average Annual Total Returns (for the periods   Past One  Past     Since
                  ending 12/31/98)                   Year   5 Years Inception
   ---------------------------------------------   -------- ------- ---------

  Class A (after sales charge)*...................  -14.37%  12.68%   13.72%

 -----------------------------------------------------------------------------
  S&P 500 Index...................................   28.61%  24.07%   19.54%
 -----------------------------------------------------------------------------
* Inception date of 3/5/91.

  Average Annual Total Returns (for the periods
                ending 12/31/98)                  Past One Year Since Inception
  ---------------------------------------------   ------------- ---------------
  Class B (after redemption fee)*..............      -15.10%          9.79%

  -----------------------------------------------------------------------------
  S&P 500 Index................................       28.61%         35.14%

* Inception date of 4/17/97.

The information on this and the prior page assumes that all distributions were reinvested in the Fund.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

                                                               Class A Class B
                                                               Shares  Shares
                                                               ------- -------
      Maximum Sales Charge (Load) Imposed on Purchases
       (as a percentage of offering price)                      4.50%      0%
      Maximum Deferred Sales Charge (CDSC)
       (as a percentage of original purchase price) or          1.00%      0%
      Maximum Deferred Sales Charge (CDSC)
       (as a percentage of redemption proceeds)                    0%   5.00%
      Maximum Sales Charge Imposed on Reinvested Dividends
       (as a percentage of offering price)                         0%      0%
      Redemption Fees (as a percentage of amount redeemed, if
       applicable)                                                 0%      0%

                    --------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                        Class A Class B
                                        ------- -------
      Management Fee/1/                  1.00%   1.00%
      12b-1 Fees/2/                      0.50%   1.00%
      Other Expenses/3/                  0.68%   0.97%
                                         -----   -----
      Total Fund Operating Expenses/4/   2.18%   2.97%

                    --------------------------------------

These fees are the maximum direct charges imposed on Class A or Class B shares. You may pay lower actual charges depending upon the amount invested or method of investing. You will find more details on reduction or waiver of the sales charge on pages 12 and 13 of this prospectus.

/1/The management fee is reduced to 0.75% per annum for assets of the Fund in excess of $25,000,000. As of April 9, 1999, the Fund's net assets were ap-proximately $25.5.

/2/The Class A 12b-1 fee is calculated based on assets that have been invested in the Fund for four calendar years or less. This amount is then assessed, pro rata, on all Class A shares. Therefore, if there are Class A assets that have been invested in the Fund for more than four calendar years, the Fund will pay a 12b-1 fee less than .50%. For the year 1998, the average Class A 12b-1 fee was 0.22%.

/3/"Other Expenses" in the table include fees for shareholder services, custo-dial fees, legal and accounting fees, printing costs and registration fees.

/4/Hudson Capital Advisors, Inc. has voluntarily undertaken to waive its man-agement fee and to reimburse Other Expenses in order to cap Total Fund Ex-penses at 2.00% for Class A shares and 2.50% for Class B shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year            3 years         5 years        10 years
      --------------------------------- --------------- ---------------
      Class A   Class B Class A Class B Class A Class B Class A Class B
      -------   ------- ------- ------- ------- ------- ------- -------
      $661       $800   $1,101  $1,218  $1,567  $1,662  $2,850  $3,290
      ----      ----    ------  ------  ------  ------  ------  ------

You would pay the following expenses if you did not redeem your shares:

      $661       $300   $1,161    $918  $1,567  $1,562  $2,850  $3,290
      ----      ----    ------  ------  ------  ------  ------  ------

INVESTMENT OBJECTIVES

The Fund's objective is to achieve long-term growth through capital apprecia-tion by investing primarily in equity securities. Current income is not an im-portant consideration. Although the Fund does not intend to change its objec-tive, it reserves the right to do so without shareholder vote. The Fund's fun-damental investment policies, which are stated in the Statement of Additional Information, cannot be changed without shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

 . Investment in companies whose value has not been fully recognized by the marketplace. This is part of the opportunity investment strategy used by the Fund's Portfolio Manager. The advantage of this type of investment is that it offers the potential for appreciation. The Portfolio Manager seeks to identify companies that may have had relatively little market attention. However, the related risk is that other investors will continue to ignore the possibilities of the securities selected by the Portfolio Manager, that recognition will not come within a reasonable time, or that, for any other reason, initial expecta-tions do not materialize.

Because investments are made based on both value and growth characteristics, the Portfolio Manager seeks to manage this risk by selecting securities that he believes will experience above-average earnings growth.

 . Investment in companies whose earnings are expected to grow at an above-average rate. A part of the Portfolio Manager's opportunity investment strategy is to seek to identify companies whose income will grow faster than those of other companies. This means that, assuming the ratio of price to earnings remains constant, the prices of these companies' stock will outperform the averages. However, this evaluation depends on an ap-praisal of the rate of earn-ings growth of a particular company, comparison of this projection with the projections for other companies, and an evaluation of probable future price-to-earnings ratios for that type of company's stock. All of these steps require the Portfolio Manager to make judgements about future events, as to which there can be no certainty.

Because investments are made based on both value and growth characteristics, the Portfolio Manager seeks to manage this risk by selecting investments that he believes are undervalued, and which he therefore expects to be less volatile.

 . Investment in small- and mid-cap securities. These securities may tend to be more volatile, reacting more sharply to ups and downs in the market or rele-vant market sector.

The Portfolio Manager attempts to minimize this risk by creating a portfolio for the Fund that has a combined volatility factor, sometimes called its beta factor, that is below the beta factor of comparable investments. Also, the opportunity investment strategy, combining value and growth elements, may tend to reduce the volatility of the Fund's portfolio.

In addition, smaller market cap securities may tend to be less liquid than larger capitalization stocks. This may result in additional costs in both ac-cumulating and liquidating securities for the Fund's portfolio.

The Portfolio Manager seeks to manage this type of risk by including in the Fund's portfolio larger capitalization securities that meet his opportunity investment criteria and maintaining a portfolio of securities that are diver-sified both as to industry categories and as to size of individual holdings.

 . Policy of full investment. The Portfolio Manager does not attempt to predict or anticipate broad market trends. He seeks high quality, suitable investments within the guidelines described in this Prospectus. He does not usually cause the Fund to hold significant amounts of cash or other "defensive" positions, such as U.S. government secu- rities, to offset the impact of anticipated market swings.

Notwithstanding this general policy, the Fund reserves the right to make de-fensive investments when the Portfolio Manager decides that this is appropri-ate.

In addition, the fact that the Fund is fully invested may require it to sell portfolio securities to meet unanticipated large redemption orders. These sales could have a depressing effect on the market for the remaining shares held by the Fund. If this were to happen it could reduce the net asset value of the shares held by the non-redeeming shareholders. The Fund has reserved the right to satisfy redemption orders by distribution of portfolio securities to the redeeming shareholder. This authority has not been used to date. It is discussed in more detail in the section of this Prospectus called "How to Re- deem Shares."

In light of the relatively small size of the Fund, it is less likely to expe-rience problems associated with illiquidity of its portfolio. The Portfolio Manager seeks to minimize this risk by investing in a combination of larger-capitalization securities and small- and mid-capitalization securities in which the historic trading volume has been significant in relation to the size of the Fund's positions.

In addition, the Fund seeks to avoid having a single investor (or a related group of investors) own a significant block of its shares. This is expected to tend to reduce the likelihood of disproportionately large redemption or- ders.

In light of these risk factors, including the risks associated with any secu-rities market investment, the Fund may not be suitable as the sole or primary investment vehicle for all kinds of investors. You are strongly encouraged to discuss this question with a Fahnestock Account Executive (or a representative of a Selling Dealer), who should be able to help you evaluate the Fund in re-lation to your income, needs, existing and planned investments, and other rel-evant factors.

MANAGEMENT OF THE FUND

James Gerson has been the Fund's Portfolio Manager since October 1, 1995. He is solely responsible for the day-to-day management of the Fund. Mr. Gerson is a Senior Vice President of Hudson Capital Advisors, Inc. and of Fahnestock. From April 1993 until October 1994, he was a Senior Vice President and Manag- ing Director of Fahnestock's Corporate Finance Department. From October 1994 to September 1995, he was an Equity Research Analyst with Fahnestock. Hudson Capital Advisors, Inc. has been the investment manager since the Fund's incep-tion in 1991.

Hudson began operation in 1986 and offers investment management services to individuals and investment entities. Hudson is located at 780 Third Avenue, New York, NY 10022.

For 1998 Hudson earned an investment management fee of 0.92% of average net assets. However, Hudson waived a portion of this fee to reduce the Fund's ex-penses in line with its voluntary commitment to cap Class A expenses at 2% of average annual net assets, and Class B expenses at 2.5% of average annual net assets. This commitment, being voluntary, can be withdrawn by Hudson at any time. However, Hudson currently has no intention to change the expense caps.

YEAR 2000 RISKS

Like other mutual funds, the Fund could be adversely affected if the computer systems used by Hudson, Fahnestock and its other service providers (primarily IFTC, the transfer agent and custodian) do not properly process and calculate date-related information beginning January 1, 2000. This is sometimes called the "Year 2000" problem. The Fund, Hudson, Fahnestock and other service prov- iders have been actively working on necessary changes to their computer sys- tems to deal with the Year 2000 and expect that their systems will be adapted in time for that event. In addition, the Fund's Portfolio Manager makes ef- forts to determine if the companies whose securities are in the Fund's portfolio will be affected by the Year 2000 problem. However, it is impossible to be sure if the Year 2000 problem, which could disrupt Fund operations and investments if uncorrected, has been adequately addressed until after the end of 1999.

SHARE PRICES

The price per share for each Class is the net asset value, which means the to-tal value of assets, minus total liabilities, attributable to that Class, di-vided by the number of shares of that Class. The price per share is computed as of the close of business on the New York Stock Exchange (generally at 4:00 p.m. New York time) on each day on which the NYSE is open for unrestricted trading.

Portfolio securities are normally valued at market prices. The Fund may occa-sionally hold securities that are traded primarily in markets outside the U.S. and which are not located in the same time zone as New York. Normally such se-curities are valued at the most recent closing price on the principal market. The price of such securities in the principal market may change on a day when the NYSE is not open and on which shareholders may not be able to purchase or redeem shares of the Fund.

In addition, the price of a foreign security may have changed by the time the Fund's portfolio is priced at 4:00 p.m. New York time, or, in the opinion of the Fund's Portfolio Manager, the last closing price may not accurately re- flect the value of this security as of the next time the Fund's portfolio is priced. The Fund has not experienced the types of situations described in the preceding sentence, and has not adopted any formal procedures to deal with these contingencies. However, if the Portfolio Manager were to determine that the most recent closing price of a portfolio security traded in a foreign mar- ket was materially different from his appraisal of the current value of this security, he would notify the Board of Trustees, which would decide whether it was appropriate to determine the "fair value" of the security. The Portfolio Manager would present his evaluation of the "fair value" and the Board, by ma- jority vote, would decide how that security should be valued on that date.

HOW TO BUY SHARES

 . General. You may buy Class A or Class B shares through representatives of Fahnestock or the Selling Dealers (broker/dealers that have signed Selling Agreements with Fahnestock). You may be charged a fee if you purchase Class A or Class B shares through someone not affiliated with Fahnestock or a Selling Dealer. The minimum initial investment in either Class is $1,000. Purchases must be paid for in U.S. dollars. Additional investments may be made in amounts of $50 or more.

A third class of shares, Class N, is offered by a different prospectus.


 . Retirement Plans. You may also use the Fund to accumulate and hold assets for various types of qualified retirement plans, such as Individual Retirement Accounts (including Roth IRAs, and Education IRAs), Keogh plans, pension and profit sharing plans, tax sheltered annuity retirement plans, and 401(k) plans. The initial investment minimum for these retirement plans is $1,000 ex- cept that the minimum initial investment for Education IRAs is $500. The mini- mum additional investment is $50. The amount you can contribute to such plans is subject to limits set by the Internal Revenue Code and may be deducted within limits set by the Code.

 . Systematic Investment. You may choose to invest through the Systematic In-vestment Plan, under which the Fund's transfer agent, IFTC, will deduct an amount that you specify from your bank account on a regular basis. The initial minimum investment for a Systematic Investment Plan is $100 and each subse-quent transfer must be at least $50 on a monthly or quarterly basis. While there is no charge to shareholders for this service, a charge of $10 will be deducted from a shareholder's Fund account if a sys- tematic withdrawal is rejected by the bank for insufficient funds. (This charge will be waived for qualified retirement plan accounts.) If you chose this form of investment you can terminate it at any time, without charge or penalty; it can also be terminated by the Fund, IFTC or Fahnestock. For fur- ther information about the Systematic Investment Plan ask your Fahnestock ac- count representative or any Selling Dealer.

 . Forward Pricing. An order to purchase Fund shares will be processed at the next price computed after the order is received by Fahnestock or a Selling Dealer. This means that orders received before 4:00 pm New York Time will gen-erally be computed as of 4:00 pm the same day. Orders received after 4:00 pm will receive the price computed on the next business day.


 . Payment for Shares. The money to pay for your shares must be received by Fahnestock or IFTC within three business days after you place your order, or your order may be canceled.

HOW TO REDEEM SHARES

 . Through Fahnestock or a Selling Dealer. You may redeem your Fund shares through Fahnestock or your Selling Dealer. You may be charged a fee if you re-deem shares through a person who is not affiliated with Fahnestock or Selling Dealer.

 . Systematic Withdrawal Plan. If you own Fund shares worth a total of $10,000 or more, you may elect to receive payments monthly, quarterly, semi-annually or annually in varying amounts without paying a CDSC. Each payment under this Plan must be at least $100. It would probably not be to your advantage to have a Systematic Withdrawal Plan at the same time as you are purchasing additional
Class A shares because of the sales load payable on such purchases. Similarly, it would probably not be to your advantage to have a Systematic Withdrawal Plan under which you redeem more than 12% of your investment per year at the same time as you are purchasing additional Class B shares because of the CDSC payable on such withdrawals. A Systematic Withdrawal Plan requires that all dividends and distributions be taken in additional shares of the Fund. You can establish a Systematic Withdrawal Plan by completing an application form available from Fahnestock or your Selling Dealer. For additional details, see the Statement of Additional Information, "Additional Services and Programs."

 . Written Request. You may also redeem your shares by making a written request directly to IFTC. Each request must be signed by the shareholder and accompa-nied by any share certificates issued for shares being redeemed or a stock power if no such certificates were issued. A stock power is a written instru- ment executed by a shareholder in order to facilitate the legal transfer of shares of the Fund. For more specific details on how to redeem your shares by written request, please see pages 17 and 18 of the Statement of Additional In-formation.

 . Forward Pricing. As in the case of share purchases, redemption orders are processed at the next price determined after Fahnestock or a Selling Dealer receives a complete redemption request, including any share certificates and stock papers.

 . Payment for Redeemed Shares. Payment for shares redeemed will ordinarily be made on the next business day after Fahnestock or the Selling Dealer receives a redemption order which contains all necessary information and documentation. However, the Fund reserves the right to pay redemption proceeds within seven days after the order if, in its judgment, immediate payment would adversely affect the Fund.

 . Redemptions in Kind. Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities. The Fund's Trustees have the right to set conditions for such in-kind redemptions. Any securities used to satisfy redemption orders would be valued at the same value used in determining net asset value. The Fund has made a legal election under which it must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such period.

 . Suspension of Redemptions. The Fund may suspend the right of redemption and may postpone payment for redeemed Fund shares when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securi- ties and Exchange Commission during periods when trading on the NYSE is re- stricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or fairly to determine the value of its net assets, or during any other period by order of the Securities and Exchange Commission for the protection of investors.

 . Other Restrictions on Redemptions. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in a Fund account which has a value of less than $500 as the result of redemp-tions (except accounts which constitute the assets of retirement plans) and to mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have 30 days to purchase additional shares to bring their accounts up to the required minimum.

Sales Charges and Redemption Fees

Class A Shares

The offering price of Class A shares is the net asset value per share next determined after acceptance of the purchase order, plus a sales charge as follows:

                                                  Sales Charge    Sales Charge
                      Amount of                  as a Percentage as a Percentage
                       Purchase                   of the Amount      of the
               (Including Sales Charge)             Invested     Offering Price
               ------------------------          --------------- ---------------

      Less than $100,000........................      4.71            4.50
      $100,000 but less than $250,000                 3.63            3.50
      $250,000 but less than $500,000...........      2.56            2.50
      $500,000 but less than $1 million               2.04            2.00
      $1 million or more........................        *               *

* There is no sales charge on purchases of $1 million or more. However, such purchases are subject to a CDSC of 1.00% on redemptions within 18 months af- ter purchase. Fahnestock will pay Selling Dealers who initiate and are re- sponsible for purchases of $1 million or more a commission as follows:
     1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

Reduction or Waiver of Class A Sales Charge

Combination Privilege: You may be able to combine your purchase of Class A shares with purchases by family members or fiduciaries to take advantage of a reduction or waiver of the sales charge. Ask a Fahnestock or Selling Dealer representative. See pages 16 and 17 of the SAI for more details.

Accumulation Privilege: You may combine your current purchase of Class A shares with the net asset value of Class A shares you already own to qualify for a reduction or waiver of the sales charge. For example, if you plan to purchase $5,000 worth of Class A shares at a time when you already own $100,000 worth of Class A shares, you would pay a 3.50% sales charge.

Reinvestment Privilege: If you have redeemed Class A shares, you may, within two years after the redemption date, reinvest any part of your redemption pro- ceeds in Class A shares without payment of a sales charge. You should notify Fahnestock or the Selling Dealer who handled your purchase and redemption in writing of your intention to use this reinvestment privilege. If you reinvest in the Fund within 30 days, any loss realized on the redemption will not be recognized for Federal income tax purposes as to the number of shares acquired under the reinvestment privilege although your tax basis may be readjusted.

Letter of Intent: If you enter into a Letter of Intent, in which you agree to purchase a specified dollar amount of Class A shares of the Fund in a 13-month period, you may qualify for a reduction or waiver of the sales charge. Class A shares purchased during the 90-days before the Fund receives your Letter of Intent, and still owned by you, may also be counted in determining the appli-cable sales-charge reduction.

Other Waivers: You can purchase Class A shares without a sales charge if you are:

 . a trustee or officer of The Fahnestock Funds;

 . a director, officer, employee or retired employee of Hudson, Fahnestock, a Selling Dealer or Fahnestock Viner Holdings, Inc. and its affiliates;

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 . a state, county, or city, or a department or agency of this type of govern-ment body that is prohibited by investment laws from paying a sales charge; or

 . a wrap account.

Class B Shares

Because it will normally be preferable to an investor who qualifies for re-duced initial sales charges to purchase Class A shares rather than Class B shares, Fahnestock will reject any purchase order greater than $250,000 for Class B shares.

There is no initial sales charge on purchases of Class B shares, but you may be charged a CDSC on any redemption of your Class B shares if you hold these shares for less than six years, unless you are redeeming:

 . shares that represent appreciation of your original investment, or

 . shares purchased through reinvestment of dividends and distributions.

The amount of the CDSC you pay is based on the length of time you hold shares, according to the following table:

Years Shares are Held                                                       CDSC
---------------------                                                       ----

Less than one year.........................................................   5%
One but less than two years................................................   4%
Two but less than four years...............................................   3%
Four but less than five years..............................................   2%
Five but less than six years...............................................   1%
Six or more years..........................................................   0%

For purposes of calculating the applicable CDSC, it is assumed that redemp-tions are made first of Class B shares to which the CDSC does not apply, then of Class B shares that have been held the longest; this will result in the lowest applicable charge.

Fahnestock will pay a concession or discount equal to 4% of the net asset value of all Class B shares sold through Selling Dealers, and other NASD mem- bers, with whom it has entered into a written agreement providing for such concession. Neither Fahnestock nor the Fund has any special compensation ar- rangements with any Selling Dealers.

Waiver of Class B CDSC

General: You will not be charged a CDSC on redemptions of Class B shares that would have qualified for a waiver of the sales charge if you had purchased Class A shares.

Systematic Withdrawal: You will not be charged a CDSC on Systematic Withdrawal Plan payments that do not exceed on an annual basis 12% of the value of in-vestment in Class B shares.

Death or Disability: Redemptions following death or disability are not subject to a CDSC.

Wrap Accounts: If a dealer has entered into a Dealer Wrap Agreement with Fah-nestock to purchase Class B shares solely for its clients with whom it has wrap accounts or similar arrangements, the Class B shares may be sold without being subject to any CDSC at redemption. Wrap accounts are discussed in the SAI.

Other Waivers: Redemptions of Class B shares in connection with certain re-quired post-retirement withdrawals from a retirement plan are not subject to a CDSC.

Distribution Expenses

The Fund has adopted 12b-1 Plans under which it may reimburse Fahnestock for certain expenses for distributing the shares of a particular Class or for pro-viding services to the shareholders of that Class.

Because the fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

 . Class A 12b-1 Plan

The Fund may reimburse Fahnestock for distribution and service expenses at a maximum annual rate of 0.50% of the average daily net asset value of the Class

A shares. The amount of Class A 12b-1 fees is calculated based on assets that have been continuously invested in the Fund for four calendar years or less. This fee is borne, pro rata, by all Class A shares. Whenever a shareholder re-deems Class A shares, the Fund will deem the shares that have been held the longest to be redeemed before shares acquired later. This method is commonly known as "first-in, first-out."

 . Class B 12b-1 Plan

The Fund may reimburse Fahnestock at the maximum annual rate of 0.25 percent of the average daily net asset value of the Class B shares for the expenses of providing personal service to Class B shareholders or the maintenance of Class B shareholder accounts. Also the Fund may reimburse Fahnestock at the maximum annual rate of 0.75 percent for expenses incurred in distributing Class B shares. In either case the length of time you have held Class B shares will not affect the amount of Class B 12b-1 fee.

DISTRIBUTIONS TO SHAREHOLDERS AND TAXATION

The Fund pays out to shareholders any net income and net capital gains. Ordi-narily, the Fund makes these distributions once a year (in December).

Unless you tell us otherwise, your income and capital gains distributions from the Fund will be reinvested in the Fund. However, if you prefer you may:

 . receive all distributions in cash, or

 . reinvest capital gain distributions, but receive income distributions in cash.

To take advantage of one of these options, please indicate your choice on your application.

How Distributions are Taxed. Except for tax-advantaged retirement accounts, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them.

Distributions are taxable in the year you receive them. In some cases, distri-butions you receive in January are taxable as if they had been paid the previ-ous year. Your tax statement will help you clarify this.

Income distributions and short-term capital gain distributions are generally taxed as ordinary income. The tax treatment of capital gain distributions de-pends on how long the Fund held the securities it sold, not when you bought your shares of the Fund, or whether you reinvested your distributions.

How Transactions are Taxed. When you sell Fund shares, you generally realize a taxable gain or loss.

                     FINANCIAL HIGHLIGHTS--Class A Shares

These Financial Highlights tables are intended to help you understand the Fund's financial performance for the past five years or, in the case of Class B, since inception in April 1997. Certain information reflects financial re- sults for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand L.L.P.), whose report, along with the Fund's financial statements, are in- cluded in the annual report, which is available upon request.

                                  Year Ended December 31,
                          ------------------------------------------------
                           1998      1997       1996      1995      1994
                          -------   -------    -------   -------   -------
  Net asset value,
   beginning of period..  $ 16.18   $ 12.99    $ 11.39   $ 10.95   $ 13.72
  Income from investment
   operations:
  Net investment loss...    (0.24)*   (0.21)*    (0.10)    (0.03)    (0.06)
  Net realized and
   unrealized gain
   (loss) on
   investments..........    (1.43)     5.67       4.72      2.09     (1.48)
                          -------   -------    -------   -------   -------
  Total income (loss)
   from investment
   operations...........    (1.67)     5.46       4.62      2.06     (1.54)
                          -------   -------    -------   -------   -------
  Less dividends paid to
   shareholders:
  Dividends paid from
   net realized gain on
   investments..........    (0.38)    (2.27)     (3.02)    (1.62)    (1.23)
                          -------   -------    -------   -------   -------
  Net asset value, end
   of period............  $ 14.13   $ 16.18     $12.99   $ 11.39   $ 10.95
                          =======   =======    =======   =======   =======
Total return............   (10.35%)   42.88%     40.68%    18.94%   (11.22%)
Ratios/Supplemental Data
  Net assets, end of
   period (000
   omitted).............  $25,336   $29,325    $15,671   $12,097   $15,874
  Ratio of gross
   expenses to average
   net assets...........     2.18%     3.07%      3.50%     3.42%     2.76%
  Ratio of net expenses
   to average net
   assets...............     2.00%     2.03%**    2.50%     2.50%     2.49%
  Ratio of net
   investment loss to
   average net assets...    (1.46%)   (1.38%)    (1.13%)   (0.16%)   (0.46%)
  Portfolio turnover
   rate.................    40.98%    50.46%     85.37%   197.71%   194.55%

 * Per share information presented is based on the average number of shares outstanding.

** Effective February 1, 1997, Class A Shares changed its expense limit from
   2.50% to 2.00%.

                      FINANCIAL HIGHLIGHTS--Class B Shares

                                                           Year Ended
                                                          December 31,
                                                         -----------------
                                                          1998      1997*
                                                         -------    ------

  Net asset value, beginning of period.................. $ 16.11    $13.54
  Income from investment operations:
  Net investment loss...................................   (0.34)**  (0.09)**
  Net realized and unrealized gain (loss) on
   investments..........................................   (1.37)     4.93
                                                         -------    ------
    Total income from investment operations.............   (1.71)     4.84
                                                         -------    ------
  Less dividends paid to shareholders:
  Dividends paid from net realized gain on investments..   (0.38)    (2.27)
                                                         -------    ------
  Net asset value, end of period........................ $ 14.02    $16.11
                                                         =======    ======
Total return............................................ (10.64%)    36.54%
Ratios/Supplemental Data
  Net assets, end of period (000 omitted)............... $ 2,682    $2,125
  Ratio of gross expenses to average net assets.........    2.97%     3.54%
  Ratio of net expenses to average net assets...........    2.50%     2.50%***
  Ratio of net investment loss to average net assets....   (1.95%)   (0.77%)***
  Portfolio turnover rate...............................   40.98%    50.46%

--------

  * Reflects operations from April 17, 1997 (date of initial public offer-ing) to December 31, 1997.

  ** Per share information presented is based on the average number of shares outstanding.

  *** Annualized.

                             FOR MORE INFORMATION

The following information about the Fund is available without charge upon re-quest:

 . Statement of Additional Information

This document includes additional information about the Fund's investment pol-icies, risks and operations. It is incorporated by reference into this Pro-spectus (which means it is legally part of this Prospectus).

 . Annual and Semi-Annual Reports

Additional information about the Fund's investments and performance is avail-able in the Fund's Annual and Semi-Annual Reports to Shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. It is also incorporated by reference into this Prospectus.

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports and other information about the Fund or your account:

By Telephone: Call Investors Fiduciary Trust Company toll-free at 1-800-367-
0068.

By Mail: Write to Investors Fiduciary Trust Company, 111 West 10th Street, Kansas City, Missouri 64105.

From the SEC: You can also obtain copies of the Statement of Additional Infor-mation and other Fund documents and reports by visiting the SEC's Public Ref-erence Room in Washington, D.C. (phone 1-800-SEC-0330) or the SEC's Internet website at http://www.sec.gov. Copies may be obtained upon payment of a dupli-cating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Fund or to make any representation about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by: Fahnestock & Co. Inc.

SEC File No. 811-06166

                                HUDSON CAPITAL
                       -----------------------------------
                                  APPRECIATION
                        --------------------------------
                                      FUND

                    (A Series of the Fahnestock Funds)

Prospectus                                                       Class A Shares
May 1, 1999                                                      Class B Shares

A mutual fund seeking to achieve long-term growth of capital through invest-ment in equity securities. The Fahnestock Funds is an open-end diversified in-vestment company.



                                  FAHNESTOCK
                               ----------------
                               ESTABLISHED 1881
                               ----------------

                       HUDSON CAPITAL APPRECIATION FUND
                      (A Series of The Fahnestock Funds)
                               125 Broad Street
                           New York, New York 10004

                                 June 23, 1999
                  Supplement to Prospectus for Class N Shares
                               dated May 1, 1999

  On June 16, 1999 the Board of Trustees of The Fahnestock Funds (the "Trust") unanimously voted to recommend to shareholders of Hudson Capital Appreciation Fund (the "Hudson Fund") to approve a proposal to combine assets of the Fund with the assets of Ivy US Emerging Growth Fund ("Ivy US Growth"). Under this proposal, if approved by shareholders, holders of Hudson Fund Class N shares would receive Class A shares of Ivy US Growth having a net asset value equal to the net asset value of the Hudson Fund Class N shares held. Normally, a sales load is charged on the purchase of Ivy US Growth Class A shares. However, Ivy US Growth has agreed to waive this sales load if a Class N Hudson Fund shareholder wishes to purchase additional Class A shares of Ivy US Growth. No sales load will be charged for this transfer, which is intended to result in a tax-free reorganization.

  Shareholders as of the record date will be asked to vote on this proposal by proxy or in person at a Shareholders Meeting tentatively scheduled to be held in mid-September, 1999. The Trust expects the record date to be on or about August 2, 1999. The proxy statement, containing full details of this proposal, will be mailed shortly after the record date.

  If you purchase or hold shares of the Hudson Fund, they may be converted to shares of the Ivy US Growth. Please refer to the accompanying Ivy US Growth prospectus to learn more about Ivy US Growth.

-----------------------------------------------------------------------------
                                                                 CLASS N SHARES
HUDSON CAPITAL

APPRECIATION FUND                               125 Broad Street
(A Series of The Fahnestock Funds)              New York, New York 10004

------------------------------------------------------------------------------
------------------------------------------------------------------------------
 PROSPECTUS

 May 1, 1999

 Hudson Capital Appreciation Fund is the first (and, to date, the only) se-ries of The Fahnestock Funds, a Massachusetts business trust (the "Trust").

 The Fund seeks long term growth through capital appreciation by investing primarily in equity securities. Current income is not an important consider-ation.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representa-tion to the contrary is a criminal offense.

THE FUND'S INVESTMENT OBJECTIVE AND GOAL

The principal objective of Hudson Capital Appreciation Fund is long-term capi-tal appreciation through investment in equity securities.

THE PRINCIPAL STRATEGY USED BY THE FUND TO ACHIEVE THIS GOAL

 . Opportunity Investing. To achieve this goal the Fund's Portfolio Manager, James Gerson, uses the strategy of opportunity investing. This is a process in which the Portfolio Manager looks for investments that he believes meet two criteria:

 . Value Element. The Portfolio Manager seeks to identify and invest in compa-nies that he believes have a promising future and that may not have been ade-quately recognized by the market. This typically involves comparison of the market price of a company's stock with the company's net assets, historical earnings, and cash flow and is sometimes referred to as "value investing." Value investing means looking for investments that are low in price in rela-tion to the Portfolio Manager's estimate of their actual value.

 . Growth Element. At the same time the Portfolio Manager looks for companies whose earnings are expected to grow faster than the earnings of other poten-tial investment candidates. This involves looking at the prospects for the industries that a company serves and its growth record.

The principal objective of the Fund's research activities is to identify companies that have a promising future ("growth element") and can be purchased at a reasonable price ("value element"). A company's ability to grow is determined by a review of the industry it serves; its historical ability to grow, achieve high returns on capital, successfully introduce new products or enter new markets; and its ability to build market share and maintain a healthy financial condition. A company's value is determined by an analysis of its share price in relation to its earnings, cash flow generation, and net assets, as well as a comparison to a peer group of companies.

The opportunity to invest in companies that meet both of these criteria can occur because of temporary or unusual circumstances that the Portfolio Manager believes will be corrected. These opportunities may be caused by:

 . results in similar companies which may not be relevant but nevertheless af-fect market price,

 . the temporary illiquidity of a stock,

 . a negative earnings surprise or disappointment, or

 . inadequate research coverage by Wall Street analysts.

The Portfolio Manager believes these conditions create an opportunity for in-vestors with a long-term perspective to identify investments that may appreci-ate.

 . Small-Cap and Mid-Cap Investing. Often these opportunities occur in smaller capitalization stocks which are not as liquid or as widely followed by Wall Street analysts as larger companies. As a result the Portfolio Manager often invests in small- and mid-cap companies. The Fund considers companies with a market capitalization (price per share multiplied by outstanding shares) of under $1 billion as small-cap, and companies between $1 billion and $5 billion as mid-cap. However, the Fund's portfolio is not limited to small- and mid-cap investments; from time to time a significant proportion may be invested in large-capitalization stocks.

 . Diversification.

 . By industry. The Fund's portfolio is diversified as to industry categories. Diversification tends to reduce the risk of sharp fluctuations in the value of the Fund's entire portfolio.

 . By company. For the same reasons the Fund does not invest more than 5% of its assets in the securities of any one issuer.

PRINCIPAL RISKS OF INVESTING IN THE FUND

 . General market conditions. Most of the Fund's performance depends on what happens in the stock market. The market's behavior depends, in turn, on a wide variety of factors beyond the control of any money manager. It is unpredict-able, particularly in the short term. Because of this, the value of your in-vestment will rise and fall, and you could lose money.

 . Risks related to Portfolio Manager's investment strategy.

 . Effect of opportunity investment style. The Fund's Portfolio Manager seeks investments in companies that may be less recognized in the market, with the result that their price does not fully reflect his analysis of true value. The fact that these securities are less well followed by securities analysts results in a risk that they may not achieve the price-earnings multiples of more popular investments, or the Portfolio Manager's analysis may be incor-rect.

 . Investment in small- and mid-cap companies. As indicated above, the Portfo-lio Manager frequently (although not exclusively) selects small- and mid-cap securities for the Fund. These types of investments may be more volatile than securities of companies with larger market capitalization, resulting in the risk of wider price swings in up-and-down market conditions. Also, some of these small- and mid-cap securities are relatively thinly traded, which may call for greater skill and make it difficult to acquire or dispose of posi-tions quickly, without affecting the market price.

 . Full investment policy. The Fund's Portfolio Manager does not attempt to anticipate or predict broad market trends. The Fund therefore does not usu-ally hold a significant part of its assets in cash or cash equivalents, such as U.S. government securities. This means that the Fund is more exposed to the risks of market fluctuations than investors holding substantial positions of cash or cash equivalents.

 . Risks related to the small size of the Fund.

 . Single Portfolio Manager. A consequence of the small size of the Fund is that it does not have a large staff of in-house research personnel or an in-vestment committee that reviews proposed portfolio transactions. Mr. Gerson is the only individual responsible for management of the Fund's portfolio. However, if he were unavailable for a significant period of time, Hudson Cap-ital Advisors, Inc. believes that it would be able to assign another experi-enced individual to this responsibility.

                         RISK/RETURN CHARTS AND TABLES

The bar chart below shows the performance of the Fund's Class N Shares for 1998.

                [THE FOLLOWING IS REPRESENTED BY A BAR CHART]

                                     1998

                                   -10.35%



During the one-year period illustrated above, the highest return for a quarter was +17.93% (December 31, 1998) and the lowest return for a quarter was - 25.18% (September 30, 1998)

The following table shows the Fund's returns averaged over the year 1998. It shows past performance only and does not predict future results.



        Average Annual Total Returns
      (for the periods ending 12/31/98)     Past One Year     Since Inception
    -------------------------------------------------------------------------
                  Class N*                     -10.35%             12.82%
    -------------------------------------------------------------------------
                S&P 500 Index                   28.61%             35.14%


     *Inception date of 4/17/97.


The information on this page assumes that all distributions were reinvested in the Fund. The figures include Fund expenses.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                         FEES AND EXPENSES OF THE FUND

This table shows the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

      Maximum Sales Charge (Load) Imposed on Purchases
       (as a percentage of offering price)                                 0%
      Maximum Deferred Sales Charge (CDSC)
       (as a percentage of original purchase price) or                     0%
      Maximum Deferred Sales Charge (CDSC)
       (as a percentage of redemption proceeds)                            0%
      Maximum Sales Charge Imposed on Reinvested Dividends
       (as a percentage of offering price)                                 0%
      Redemption Fees (as a percentage of amount redeemed, if applicable)  0%

                    --------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
      Management Fee/1/                 1.00%
      12b-1 Fees                        0.25%
      Other Expenses/2/                 0.97%
                                        -----
      Total Fund Operating Expenses/3/  2.22%

                    --------------------------------------

  /1/The management fee is reduced to 0.75% per annum for assets of the Fund in excess of $25,000,000. As of April 9, 1999, the Fund's net assets were approximately $25.5.

  /2/"Other Expenses" in the above table include fees for shareholder servic-es, custodial fees, legal and accounting fees, printing costs and regis-tration fees.

  /3/Hudson Capital Advisors, Inc. has voluntarily undertaken to waive its management fee and to reimburse Other Expenses in order to cap Total Fund Expenses at 2.00% for Class N shares.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 year               3 years       5 years           10 years
      ------               -------       -------           --------
       $225                 $694         $1,190            $2,554


INVESTMENT OBJECTIVES

  The Fund's objective is to achieve long-term growth through capital appreci-ation by investing primarily in equity securities. Current income is not an important consideration. Although the Fund does not intend to change its ob-jective, it reserves the right to do so without shareholder vote. The Fund's fundamental investment policies, which are stated in the Statement of Addi-tional Information, cannot be changed without shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

 . Investment in companies whose value has not been fully recognized by the marketplace. This is part of the opportunity investment strategy used by the Fund's Portfolio Manager. The advantage of this type of investment is that it offers the potential for appreciation. The Portfolio Manager seeks to identify companies that may have had relatively little market attention. However, the related risk is that other investors will continue to ignore the possibilities of the securities selected by the Portfolio Manager, that recognition will not come within a reasonable time, or that, for any other reason, initial expecta-tions do not materialize.

 Because investments are made based on both value and growth characteristics, the Portfolio Manager seeks to manage this risk by selecting securities that he believes will experience above-average earnings growth.

 . Investment in companies whose earnings are expected to grow at an above-av-erage rate. A part of the Portfolio Manager's opportunity investment strategy is to seek to identify companies whose income will grow faster than those of other companies. This means that, assuming the ratio of price to earnings re-mains constant, the prices of these companies' stock will outperform the aver-ages. However, this evaluation depends on an appraisal of the rate of earnings growth of a particular company, comparison of this projection with the projec-tions for other companies, and an evaluation of probable future price-to-earn-ings ratios for that type of company's stock. All of these steps require the Portfolio Manager to make judgements about future events, as to which there can be no certainty.

 Because investments are made based on both value and growth characteristics, the Portfolio Manager seeks to manage this risk by selecting investments that he believes are undervalued, and which he therefore expects to be less vola-tile.

 . Investment in small- and mid-cap securities. These securities may tend to be more volatile, reacting more sharply to ups and downs in the market or rele-vant market sector.

 The Portfolio Manager attempts to minimize this risk by creating a portfolio for the Fund that has a combined volatility factor, sometimes called its beta factor, that is below the beta factor of comparable investments. Also, the opportunity investment strategy, combining value and growth elements, may tend to reduce the volatility of the Fund's portfolio.

In addition, smaller market cap securities may tend to be less liquid than larger capitalization stocks. This may result in additional costs in both ac-cumulating and liquidating securities for the Fund's portfolio.

 The Portfolio Manager seeks to manage this type of risk by including in the Fund's portfolio larger capitalization securities that meet his opportunity investment criteria and maintaining a portfolio of securities that are diver-sified both as to industry categories and as to size of individual holdings.

 . Policy of full investment. The Portfolio Manager does not attempt to predict or anticipate broad market trends. He seeks high quality, suitable investments within the guidelines described in this Prospectus. He does not usually cause the Fund to hold significant amounts of cash or other "defensive" positions, such as U.S. government securities, to offset the impact of anticipated market swings.

 Notwithstanding this general policy, the Fund reserves the right to make de-fensive investments when the Portfolio Manager decides that this is appropri-ate.

In addition, the fact that the Fund is fully invested may require it to sell portfolio securities to meet unanticipated large redemption orders. These sales could have a depressing effect on the market for the remaining shares held by the Fund. If this were to happen it could reduce the net asset value of the shares held by the non-redeeming shareholders. The Fund has reserved the right to satisfy redemption orders by distribution of portfolio securities to the redeeming shareholder. This authority has not been used to date. It is discussed in more detail in the section of this Prospectus called "How to Re-deem Shares."

 In light of the relatively small size of the Fund, it is less likely to expe-rience problems associated with illiquidity of its portfolio. The Portfolio Manager seeks to minimize this risk by investing in a combination of larger-capitalization securities and small- and mid-capitalization securities in which the historic trading volume has been significant in relation to the size of the Fund's positions.

 In addition, the Fund seeks to avoid having a single investor (or a related group of investors) own a significant block of its shares. This is expected to tend to reduce the likelihood of disproportionately large redemption or-ders.

In light of these risk factors, including the risks associated with any secu-rities market investment, the Fund may not be suitable as the sole or primary investment vehicle for all kinds of investors. You are strongly encouraged to discuss this question with a Fahnestock Account Executive (or a representative of a Selling Dealer), who should be able to help you evaluate the Fund in re-lation to your income, needs, existing and planned investments, and other rel-evant factors.

MANAGEMENT OF THE FUND

James Gerson has been the Fund's Portfolio Manager since October 1, 1995. He is solely responsible for the day-to-day management of the Fund. Mr. Gerson is a Senior Vice President of Hudson Capital Advisors, Inc. and of Fahnestock. From April 1993 until October 1994, he was a Senior Vice President and Manag-ing Director of Fahnestock's Corporate Finance Department. From October 1994 to September 1995, he was an Equity Research Analyst with Fahnestock. Hudson Capital Advisors, Inc. has been the investment manager since the Fund's incep-tion in 1991.

Hudson began operation in 1986 and offers investment management services to individuals and investment entities. Hudson is located at 780 Third Avenue, New York, NY 10022.

For 1998 Hudson earned an investment management fee of 0.92% of average net assets. However, Hudson waived a portion of this fee to reduce the Fund's ex-penses in line with its voluntary commitment to cap Class N expenses at 2% of average annual net assets. This commitment, being voluntary, can be withdrawn by Hudson at any time. However, Hudson currently has no intention to change the expense cap.

YEAR 2000 RISKS

Like other mutual funds, the Fund could be adversely affected if the computer systems used by Hudson, Fahnestock and its other service providers (primarily IFTC, the transfer agent and custodian) do not properly process and calculate date-related information beginning January 1, 2000. This is sometimes called the "Year 2000" problem. The Fund, Hudson, Fahnestock and other service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 and expect that their systems will be adapted in time for that event. In addition, the Fund's Portfolio Manager makes efforts to determine if the companies whose securities are in the Fund's portfolio will be affected by the Year 2000 problem. However, it is impossible to be sure if the Year 2000 problem, which could disrupt Fund operations and investments if uncorrected, has been adequately addressed until after the end of 1999.

SHARE PRICES

The price per share for each Class is the net asset value, which means the to-tal value of assets, minus total liabilities, attributable to that Class, di-vided by the number of shares of that Class. The price per share is computed as of the close of business on the New York Stock Exchange (generally at 4:00 p.m. New York time) on each day on which the NYSE is open for unrestricted trading.

Portfolio securities are normally valued at market prices. The Fund may occa-sionally hold securities that are traded primarily in markets outside the U.S. and which are not located in the same time zone as New York. Normally such se-curities are valued at the most recent closing price on the principal market. The price of such securities in the principal market may change on a day when the NYSE is not open and on which shareholders may not be able to purchase or redeem shares of the Fund.

In addition, the price of a foreign security may have changed by the time the Fund's portfolio is priced at 4:00 p.m. New York time, or, in the opinion of the Fund's Portfolio Manager, the last closing price may not accurately re-flect the value of this security as of the next time the Fund's portfolio is priced. The Fund has not experienced the types of situations described in the preceding sentence, and has not adopted any formal procedures to deal with these contingencies. However, if the Portfolio Manager were to determine that the most recent closing price of a portfolio security traded in a foreign mar-ket was materially different from his appraisal of the current value of this security, he would notify the Board of Trustees, which would decide whether it was appropriate to determine the "fair value" of the security. The Portfolio Manager would present his evaluation of the "fair value" and the Board, by ma-jority vote, would decide how that security should be valued on that date.

HOW TO BUY SHARES

To Purchase Shares From Fahnestock or a Selling Dealer.

 . General. You may buy Class N shares through representatives of Fahnestock or the Selling Dealers (broker/dealers that have signed Selling Agreements with Fahnestock). You may be charged a fee if you purchase Class N shares through someone not affiliated with Fahnestock or a Selling Dealer. The minimum ini-tial investment is $1,000. Purchases must be paid for in U.S. dollars. Addi-tional investments may be made in amounts of $50 or more.

Two other classes of shares, Class A and Class B, are offered by a different prospectus.

 . Retirement Plans. You may also use the Fund to accumulate and hold assets for various types of qualified retirement plans, such as Individual Retirement Accounts (including Roth IRAs, and Education IRAs), Keogh plans, pension and profit sharing plans, tax sheltered annuity retirement plans, and 401(k) plans. The initial investment minimum for these retirement plans is $1,000 except that the minimum initial investment for Education IRAs is $500. The minimum additional investment is $50. The amount you can contribute to such plans is subject to limits set by the Internal Revenue Code and may be deducted within limits set by the Code.

 . Systematic Investment. You may choose to invest through the Systematic In-vestment Plan, under which the Fund's transfer agent, IFTC, will deduct an amount that you specify from your bank account on a regular basis. The initial minimum investment for a Systematic Investment Plan is $100 and each subse-quent transfer must be at least $50 on a monthly or quarterly basis. While there is no charge to shareholders for this service, a charge of $10 will be deducted from a shareholder's Fund account if a systematic withdrawal is re-jected by the bank for insufficient funds. (This charge will be waived for qualified retirement plan accounts.) If you chose this form of investment you can terminate it at any time, without charge or penalty; it can also be termi-nated by the Fund, IFTC or Fahnestock. For further information about the Sys-tematic Investment Plan ask your Fahnestock account representative or any Selling Dealer.

 . Forward Pricing. An order to purchase Fund shares will be processed at the next price computed after the order is received by Fahnestock or a Selling Dealer. This means that orders received before 4:00 pm New York Time will gen-erally be computed as of 4:00 pm the same day. Orders received after 4:00 pm will receive the price computed on the next business day.

 . Payment for Shares. The money to pay for your shares must be received by Fahnestock or IFTC within three business days after you place your order, or your order may be canceled.

To Purchase Shares From Fund Supermarkets

 . In addition to the methods of buying shares described above, you may also purchase shares through

Fund Supermarkets. Fund Supermarkets are financial intermediaries that make Class N shares, as well as shares of other mutual funds, available to their customers. They may charge account maintenance fees and transaction fees for purchases and redemptions. Fund Supermarkets may impose certain restrictions on their clients which are in addition to or different from those described in this Prospectus. They may also modify or waive certain features of the Fund, such as investment minimums. Therefore, if you are a Fund Supermarket client, you should read this Prospectus in light of the terms of your account with the Fund Supermarket.

Fund Supermarkets are responsible for promptly transmitting your orders to the Fund and for payment of your shares. You should ask your Fund Supermarket rep-resentative about the pricing of and payment for shares. Payment for purchases of Class N shares must be received by the Fund by the time the Fund prices the shares the next day. If the Fund does not receive payment from the Fund Super-market on time, the Fund Supermarket may be liable for resulting fees or loss-es.

If you purchase shares through a Fund Supermarket, you must contact the Fund Supermarket for information about your shares.

HOW TO REDEEM SHARES

If Your Shares Are Registered In Your Own Name.

 . Through Fahnestock or a Selling Dealer. You may redeem your Fund shares through Fahnestock or your Selling Dealer. You may be charged a fee if you re-deem shares through a person who is not affiliated with Fahnestock or the Selling Dealer.

 . Written Request. You may also redeem your shares by making a written request directly to IFTC. Each request must be signed by the shareholder and accompa-nied by any share certificates issued for shares being redeemed or a stock power if no such certificates were issued. A stock power is a written instru-ment executed by a shareholder in order to facilitate the legal transfer of shares of the Fund. For more specific details on how to redeem your shares by written request, please see pages 17 and 18 of the Statement of Additional Information.

 . Redemption by Telephone. If you own Class N shares that are not represented by share certificates you may redeem these shares by telephone by calling 1-800-367-0068. To redeem Class N shares by telephone, you must have completed and returned to IFTC an account application electing the telephone redemption privilege. You should be aware that redemption by telephone may involve giving up a measure of security that is provided by written redemptions. Neither the Fund, Fahnestock nor IFTC will be liable for following redemption instructions received by telephone that it reasonably believes to be genuine. Reasonable procedures will be used to confirm the genuineness of such instructions, in-cluding requesting specific personal information from you and written confir-mation of telephone transactions. IFTC may also record telephone redemptions. Proceeds of telephone redemptions will be sent only to the shareholder's ad-dress of record, and telephone redemption is not available to a shareholder whose address of record has changed within the past 30 days. During periods of unusual economic or market activity, it may be difficult to effect redemptions by telephone. If you are unable to contact IFTC by telephone, you can redeem your shares by written request.

 . Forward Pricing. As in the case of share purchases, redemption orders are processed at the next price determined after Fahnestock or a Selling Dealer receives a complete redemption request, including any share certificates and stock papers.

 . Payment for Redeemed Shares. Payment for shares redeemed will ordinarily be made on the next business day after Fahnestock or the Selling Dealer receives a redemption order which contains all necessary information and documentation. However, the Fund reserves the right to pay redemption proceeds within seven days after the order if, in its judgment, immediate payment would adversely affect the Fund.

IF YOU HAVE PURCHASED SHARES THROUGH A FUND SUPERMARKET.

 . If you have an account with a Fund Supermarket, you can redeem your shares through your account. You should contact your Fund Supermarket representative for more details.

RESTRICTIONS ON REDEMPTIONS

The following restrictions apply both to shares held in your own name and to shares purchased through Fund Supermarkets.

 . Redemptions in Kind. Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities. The Fund's Trustees have the right to set conditions for such in-kind redemptions. Any securities used to satisfy redemption orders would be valued at the same value used in determining net asset value. The Fund has made a legal election under which it must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such period.

 . Suspension of Redemptions. The Fund may suspend the right of redemption and may postpone payment for redeemed Fund shares when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securi-ties and Exchange Commission during periods when trading on the NYSE is re-stricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or fairly to determine the value of its net assets, or during any other period by order of the Securities and Exchange Commission for the protection of investors.

 . Other Restrictions on Redemptions. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in a Fund account which has a value of less than $500 as the result of redemp-tions (except accounts which constitute the assets of retirement plans) and to mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have 30 days to purchase additional shares to bring their accounts up to the required minimum.

Distribution Expenses

The Fund has adopted a 12b-1 Plan under which it may reimburse Fahnestock for certain expenses for distributing the Class N shares or for providing services to the Class N shareholders. The Fund may reimburse Fahnestock at a maximum annual rate of 0.25% of the average daily net asset value of the Class to re-imburse Fahnestock for its expenses in distributing Class N shares or provid-ing personal service to Class N shareholders or the maintenance of Class N shareholder accounts, or for payments by Fahnestock to others for such activi-ties.

Through the 12b-1 Plan the Fund may, through Fahnestock, pay Fund Supermarkets for administration subaccounting and/or shareholder services up to 0.25% of the average annual value of accounts maintained by Fund Supermarkets. Fahnes-tock may supplement this fee from its own resources.

DISTRIBUTIONS TO SHAREHOLDERS AND TAXATION

The Fund pays out to shareholders any net income and net capital gains. Ordi-narily, the Fund makes these distributions once a year (in December).

Unless you tell us otherwise, your income and capital gains distributions from the Fund will be reinvested in the Fund. However, if you prefer you may:

  . receive all distributions in cash, or

  . reinvest capital gain distributions, but receive income distributions in cash.

To take advantage of one of these options, please indicate your choice on your application.

How Distributions are Taxed. Except for tax-advantaged retirement accounts, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them.

Distributions are taxable in the year you receive them. In some cases, distri-butions you receive in January are taxable as if they had been paid the previ-ous year. Your tax statement will help you clarify this.

Income distributions and short-term capital gain distributions are generally taxed as ordinary income. The tax treatment of capital gain distributions de-pends on how long the Fund held the securities it sold, not when you bought your shares of the Fund, or whether you reinvested your distributions.

How Transactions are Taxed. When you sell Fund shares, you generally realize a taxable gain or loss.

                             FINANCIAL HIGHLIGHTS

This Financial Highlights table is intended to help you understand the Fund's financial performance since inception in April 1997. Certain information re-flects financial results for a single Fund share. The total returns in the ta-ble represent the rate that an investor would have earned or lost on an in-vestment in the Fund (assuming reinvestment of all dividends and distribu-tions). The information has been audited by PricewaterhouseCoopers LLP (for-merly, Coopers & Lybrand L.L.P.) whose report, along with the Fund's financial statements, are included in the annual report, which is available upon re-quest.

                                                       Year Ended
                                                      December 31,
                                                      ----------------
                                                       1998     1997*
                                                      ------    ------
  Net asset value, beginning of period............... $16.18    $13.54
  Income from investment operations:
  Net investment loss................................  (0.24)**  (0.18)**
  Net realized and unrealized gain (loss) on
   investments.......................................  (1.43)     5.09
                                                      ------    ------
    Total income from investment operations.......... (1.67)      4.91
                                                      ------    ------
  Less dividends paid to shareholders:
  Dividends paid from net realized gain on
   investments.......................................  (0.38)    (2.27)
                                                      ------    ------
  Net asset value, end of period..................... $14.13    $16.18
                                                      ======    ======
Total return......................................... (10.35%)   37.09%
Ratios/Supplemental Data
  Net assets, end of period (000 omitted)............ $3,432    $5,846
  Ratio of gross expenses to average net assets......   2.22%     3.04%
  Ratio of net expenses to average net assets........   2.00%     2.00%***
  Ratio of net investment loss to average net
   assets............................................  (1.47%)   (1.48%)***
  Portfolio turnover rate............................  40.98%    50.46%
- --------

  *Reflects operations from April 17, 1997 (date of initial public offering) to December 31, 1997.

 **Per share information presented is based on the average number of shares outstanding.

***Annualized.

                             FOR MORE INFORMATION

The following information about the Fund is available without charge upon re-quest:

 . Statement of Additional Information

This document includes additional information about the Fund's investment pol-icies, risks and operations. It is incorporated by reference into this Pro-spectus (which means it is legally part of this Prospectus).

 . Annual and Semi-Annual Reports

Additional information about the Fund's investments and performance is avail-able in the Fund's Annual and Semi-Annual Reports to Shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. It is also incorporated by reference into this Prospectus.

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports and other information about the Fund or your account:

By Telephone: Call Investors Fiduciary Trust Company toll-free at 1-800-367-
0068.

By Mail: Write to Investors Fiduciary Trust Company, 111 West 10th Street, Kansas City, Missouri 64105.

From the SEC: You can also obtain copies of the Statement of Additional Infor-mation and other Fund documents and reports by visiting the SEC's Public Ref-erence Room in Washington, D.C. (phone 1-800-SEC-0330) or the SEC's Internet website at http://www.sec.gov. Copies may be obtained upon payment of a dupli-cating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

From Fund Supermarkets: You can request copies of Fund documents from your Fund Supermarket representative.

No one has been authorized to provide any information about the Fund or to make any representation about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer. The Fund's shares are distributed by: Fahnestock & Co. Inc.

SEC File No. 811-06166

                                HUDSON CAPITAL
                       -----------------------------------
                                  APPRECIATION
                        ---------------------------------
                                      FUND

                    (A Series of the Fahnestock Funds)

Prospectus                                                       Class N Shares
May 1, 1999

A mutual fund seeking to achieve long-term growth of capital through invest-ment in equity securities. The Fahnestock Funds is an open-end diversified in-vestment company.



                                  FAHNESTOCK
                               ----------------
                               ESTABLISHED 1881
                               ----------------
                              PART B, DOCUMENT 3

                               PART B, DOCUMENT 3


The Acquiring Fund's annual report to shareholders for the fiscal year ended December 31, 1998. (Filed herewith as Exhibit C to Part A of this Registration Statement.)

                              PART B, DOCUMENT 4

The Acquired Fund's annual report to shareholders for the fiscal year ended December 31, 1998.


HUDSON CAPITAL APPRECIATION FUND ANNUAL REPORT

------------------------------------------------------------------------------
HUDSON CAPITAL

APPRECIATION FUND
(A Series of The Fahnestock Funds)               125 Broad Street
                                                 New York, New York 10004
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Dear Shareholders:

  Nineteen-ninety eight was a disappointing year for the Hudson Capital Appreciation Fund. The Fund's Class A Shares net asset value decreased by 10.3% (after an adjustment for capital gains distributions.) This compared to a loss of 2.5% for the Russell 2000 Index, our most comparable index, and a gain of 28.7% for the Standard & Poor's 500 Index./1/ This year's decline followed two years in which our net asset value increased in excess of 40% each year./2/ Since our fundamental strategy and investment approach didn't change over this period, we believe our results are attributable to some unique events that occurred in 1998.

  Our strategy is to attempt to identify promising companies which we believe have been overlooked or are temporarily in disfavor. Because investor attention and research analysis tends to focus on larger companies, we find most of our opportunities in smaller companies. This approach also leads companies that have strong financial characteristics such as lower P/E ratios and healthy balance sheets; this is known as "value" investing.

  Small cap and "value" stocks were out of favor in 1998. In fact, some analysts have noted that in 1998 small cap stocks achieved 30 year historic lows compared to larger companies in terms of key ratios such as price to earnings and price to book value. The reasons are not completely mysterious-- there have been large flows of capital into the larger mutual funds and particularly index funds, both of which tend to focus on larger companies. The supply of large-cap securities is actually shrinking through stock buy-backs and mergers. With more demand and less supply, prices have risen.

  Fortunately, we believe this process is not completely mechanical. As in previous cycles, unusual disparities will eventually tend to correct themselves. For example, the high prices of large company stocks may result in increased buy outs of small companies, freeing up capital in that sector. Or, new funds flows from previously uninvolved participants may flow into small companies. We believe small companies' values are currently too compelling to ignore for much longer.

  Not all of the under-performance in 1998 was due to small company investing. We also underestimated some of the effects of the Asian financial crisis. Our investments in oil services, semiconductor equipment and agricultural related stocks did not perform well.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

  Looking forward, we intend to continue to strive to find promising companies that can be purchased at reasonable prices. We are decreasing our dependence on cyclical companies, assuming that the long U.S. consumer driven economic expansion may be vulnerable. We are optimistic that our strategy of seeking promising companies at reasonable prices will once again continue to be rewarding for our investors.

Sincerely,
/s/ James D. Gerson
James D. Gerson
Senior Vice President and
Portfolio Manager


/1/The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3,000 index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indices are unmanaged and actual investment cannot be made in an index. These indices are not adjusted to reflect sales loads, expenses or other fees the SEC requires to be reflected in the Fund's performance.

/2/The Fund's total return for the 1-year, 5-year, and start of performance (3/5/91) periods was: -14.37%, 12.68%, and 13.72%, respectively.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  The Value of a $10,000 Investment in the Hudson Capital Appreciation Fund--

                                     Class A

  The graph below illustrates the hypothetical investment of $10,000* in the Hudson Capital Appreciation Fund--Class A (the "Fund") from March 5, 1991 (start of performance) to December 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500).+
                        Hudson Capital Appreciation Fund
                                 Class A Shares

                 HCAF            S&P 500
  3/5/91         9,550           10,000
12/31/91        11,221           11,664
12/31/92        12,180           12,550
12/31/93        14,344           13,813
12/31/94        12,734           13,995
12/31/95        15,130           19,255
12/31/96        21,266           23,676
12/31/97        30,386           31,574
12/31/98        27,241           40,462

- ---------- The Fund        - - - - - S&P 500

        Average Annual Total Returns** for the
            Periods Ended December 31, 1998

1 Year............................................(14.37%)
5 Year............................................ 12.68%
Start of Performance (03/05/91)................... 13.72%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  *Represents a hypothetical investment of $10,000 in the Fund, after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions.

  **Total returns quoted reflect all applicable sales charges.

  +Source: The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
  The Value of a $10,000 Investment in the Hudson Capital Appreciation Fund--
                                     Class B

  The graph below illustrates the hypothetical investment of $10,000* in the Hudson Capital Appreciation Fund--Class B (the "Fund") from April 17, 1997 (start of performance) to December 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500).+
                        Hudson Capital Appreciation Fund
                                 Class B Shares

                HCAF             S&P 500
 4/17/97        10,000           10,000
12/31/97        13,078           12,890
12/31/98        11,687           16,519

- ---------- The Fund        - - - - - S&P 500

        Average Annual Total Returns** for the
            Periods Ended December 31, 1998

1 Year............................................(15.10%)
Start of Performance (04/17/97)...................  9.92%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  *Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% maximum contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

  **Total returns quoted reflect all applicable contingent deferred sales charges.

  +Source: The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  The Value of a $10,000 Investment in the Hudson Capital Appreciation Fund--
                                     Class N

  The graph below illustrates the hypothetical investment of $10,000* in the Hudson Capital Appreciation Fund--Class N (the "Fund") from April 17, 1997 (start of performance) to December 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500).+
                        Hudson Capital Appreciation Fund
                                 Class N Shares

                HCAF             S&P 500
 4/17/97        10,000           10,000
12/31/97        13,709           12,890
12/31/98        12,290           16,519

- ---------- The Fund        - - - - - S&P 500

        Average Annual Total Returns** for the
            Periods Ended December 31, 1998

1 Year............................................(10.35%)
Start of Performance (04/17/97)................... 12.82%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  *The Fund's performance assumes the reinvestment of all dividends and distributions.

  +Source: The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
------------------------------------------------------------------------------
------------------------------------------------------------------------------

 Shares                                             Value
 ------                                             -----
               COMMON STOCKS--97.2%
               Agriculture--5.4%
  40,000       Agrium, Inc.                      $   347,500
  30,000       ConAgra, Inc.                         945,000
  30,000       Valmont Industries                    416,250
                                                 -----------
               Total                               1,708,750
                                                 -----------
               Building & Construction--9.7%
  22,500(a)    Genlyte Group, Inc.                   421,875
  20,000       Lone Star Industries                  736,250
  20,000(a)    NCI Building Systems, Inc.            562,500
  35,400       Republic Group, Inc.                  710,213
  25,000(a)    Southern Energy Homes, Inc.           153,125
  20,000(a)    Toll Brothers, Inc.                   451,250
                                                 -----------
               Total                               3,035,213
                                                 -----------
               Chemicals--3.6%
  30,000       Cambrex Corporation                   720,000
  20,000(a)    Cytec Industries Incorporated         425,000
                                                 -----------
               Total                               1,145,000
                                                 -----------
               Communications--0.5%
  32,500(a)(b) IFR Systems, Inc.                     150,312
                                                 -----------
               Computer Products--7.8%
  10,000       International Business Machines     1,847,500
  42,000(a)(b) Phoenix Technologies Ltd.             362,250
  20,000(a)    Programmers Paradise, Inc.            252,500
                                                 -----------
               Total                               2,462,250
                                                 -----------

------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Shares                                                     Value
 ------                                                     -----
            COMMON STOCKS (Continued)
            Consumer Products--10.2%
  24,800    Bush Industries--Class A                     $   308,450
  54,000(a) Helen of Troy Ltd.                               793,125
  25,000(a) ITI Technologies, Inc.                           775,000
   2,000(a) Meade Instruments Corporation                     24,375
  15,000    Regis Corp. Minnesota                            600,000
  50,000(a) Rexall Sundown Incorporated                      700,000
                                                         -----------
            Total                                          3,200,950
                                                         -----------
            Distributors--7.2%
  25,000(a) Black Box Corporation                            946,875
  48,000(a) Fresh America Corp.                              804,000
  30,000(a) VWR Scientific Products                          521,250
                                                         -----------
            Total                                          2,272,125
                                                         -----------
            Electronics--14.2%
  25,000(a) Altera Corp.                                   1,521,875
  20,000    Innovex Corp.                                    274,375
  30,000(a) Micrion Corporation                              352,500
  15,000(a) PCD Inc.                                         195,000
  40,000(a) Speedfam International, Inc.                     685,000
  40,000(a) Storage Technology Corp.                       1,422,500
                                                         -----------
            Total                                          4,451,250
                                                         -----------
            Financial--3.9%
  12,000    Citigroup Incorporated                           594,000
  20,000    Travelers Property Casualty Corp.--Class A       620,000
                                                         -----------
            Total                                          1,214,000
                                                         -----------

----------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 1998
------------------------------------------------------------------------------
------------------------------------------------------------------------------

 Shares                                                       Value
 ------                                                       -----
               COMMON STOCKS (Continued)
               Industrial Products--18.6%
  12,000       Blount International, Inc.--Class A         $   299,250
  50,000(a)    Checkpoint Systems, Inc.                        618,750
  30,000       DT Industries, Inc.                             472,500
  49,500(a)    ESCO Electronics Corp.                          448,594
  16,000(a)    Esterline Technologies Corp.                    348,000
  17,100(a)    Jacobs Engineering Group, Inc.                  696,825
  40,000       Mark IV Industries, Inc.                        520,000
  31,823(a)(b) New Brunswick Scientific, Inc.                  190,938
   5,000(a)    Park-Ohio Holdings Corp.                         75,625
  26,000(a)    Right Management Consultants Incorporated       383,500
  77,501(a)    Supreme Industries, Inc.--Class A               745,947
  15,000       Titan International, Inc.                       142,500
  40,000(a)    U. S. Filter Corporation                        915,000
                                                           -----------
               Total                                         5,857,429
                                                           -----------
               Information Services--4.0%
  25,000       Electronic Data Systems Corporation           1,256,250
                                                           -----------
               Oil, Energy & Gas Exploration--2.3%
  31,700(a)    Louis Dreyfus Natural Gas Corp.                 451,725
  12,000       Tidewater, Inc.                                 278,250
                                                           -----------
               Total                                           729,975
                                                           -----------
               Restaurants--2.2%
  26,000(a)    Garden Fresh Restaurants Corp.                  373,750
  22,500(a)    O'Charleys, Inc.                                317,812
                                                           -----------
               Total                                           691,562
                                                           -----------

------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 1998
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

  Shares                                                        Value
  ------                                                        -----
              COMMON STOCKS (Continued)
              Retail--1.8%
   50,000(a)  Corporate Express, Inc.                        $   259,375
   15,000(a)  Travis Boats & Motors, Inc.                        307,500
                                                             -----------
              Total                                              566,875
                                                             -----------
              Transportation--5.8%
   20,000(a)  AMR Corp.                                        1,187,500
   20,000(a)  Celadon Group, Inc.                                285,000
   62,000(a)  Simon Transportation Service                       360,375
                                                             -----------
              Total                                            1,832,875
                                                             -----------
              Total Common Stocks (cost $28,775,988)          30,574,816
                                                             -----------
 Principal
  Amount
 ---------
              TIME DEPOSIT--0.9%
 $278,000     State Street Bank and Trust Co., 4.00% dated
               12/31/1998 due 1/4/1999 (cost $278,000)           278,000
                                                             -----------
              Total Investments (cost $29,053,988)(c)        $30,852,816
                                                             ===========

- --------
(a) Non-income producing security.

(b) Security issues rights.

(c) The cost of investments for federal tax purposes amounts to $29,053,988. The net unrealized appreciation of investments on a federal tax basis amounts to $1,798,828 which is comprised of $6,289,290 appreciation and $4,490,462 depreciation at December 31, 1998.

Note: The categories of investments are shown as a percentage of net assets
     ($31,449,338) at December 31, 1998.

--------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
---------------------------------------------------------------------------
---------------------------------------------------------------------------

ASSETS:
  Total investments in securities, at value (cost $29,053,988)
   (Note 1)                                                        $30,852,816
  Cash............................................................         702
  Income receivable...............................................       6,931
  Receivable for investments sold.................................      33,754
  Receivable for Fund shares sold.................................   1,160,508
                                                                   -----------
    Total assets..................................................  32,054,711
                                                                   -----------
LIABILITIES:
  Payable for investments purchased...............................     232,500
  Payable for Fund shares redeemed................................      70,581
  Accrued expenses................................................     302,292
                                                                   -----------
    Total liabilities.............................................     605,373
                                                                   -----------
  Net Assets...................................................... $31,449,338
                                                                   ===========
NET ASSETS CONSIST OF:
  Paid in capital................................................. $30,353,454
  Net unrealized appreciation of investments......................   1,798,828
  Accumulated net investment loss.................................    (899,748)
  Accumulated net realized gain on investments....................     196,804
                                                                   -----------
    Net Assets.................................................... $31,449,338
                                                                   ===========
  Class A Shares:
  Net Asset Value Per Share ($25,336,026 / 1,792,907 shares
   outstanding)................................................... $     14.13
                                                                   -----------
  Offering Price Per Share (100/95.50 of $14.13)*................. $     14.80
                                                                   -----------
  Redemption Proceeds Per Share................................... $     14.13
                                                                   -----------
  Class B Shares:
  Net Asset Value Per Share ($2,681,670 / 191,337 shares
   outstanding)................................................... $     14.02
                                                                   -----------
  Offering Price Per Share........................................ $     14.02
                                                                   -----------
  Redemption Proceeds Per Share+.................................. $     14.02
                                                                   -----------
  Class N Shares:
  Net Asset Value Per Share ($3,431,642 / 242,829 shares
   outstanding)................................................... $     14.13
                                                                   -----------
  Offering Price Per Share........................................ $     14.13
                                                                   -----------
  Redemption Proceeds Per Share................................... $     14.13
                                                                   -----------

- --------
*See "How to Buy Shares" in the Prospectus.
+ Class B Shares are sold without an initial sales charge, but are subject to a
  5.00% contingent deferred sales charge if shares are redeemed within eleven months, reduced on shares held over twelve months.
------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------
----------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest......................................................... $    22,497
  Dividends........................................................     176,914
                                                                    -----------
    Total investment income........................................     199,411
                                                                    -----------
Expenses: (Notes 2 and 3)
  Investment management fee........................................     339,258
  Distribution expenses Class A Shares.............................      62,676
  Distribution expenses Class B Shares.............................      27,614
  Distribution expenses Class N Shares.............................      12,175
  Legal, compliance and filing fees................................     119,005
  Custodian fee....................................................       6,704
  Shareholder servicing and related shareholder expenses...........     133,459
  Audit and accounting.............................................      59,243
  Trustees' fees and expenses......................................      18,000
  Other............................................................      51,316
                                                                    -----------
    Total expenses.................................................     829,450
  Investment management fee waived.................................     (78,060)
                                                                    -----------
  Net expenses.....................................................     751,390
                                                                    -----------
  Net investment loss..............................................    (551,979)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments...................................     714,676
Net change in unrealized appreciation of investments...............  (4,694,671)
                                                                    -----------
  Net realized and unrealized loss on investments..................  (3,979,995)
                                                                    -----------
Net decrease in net assets from operations......................... $(4,531,974)
                                                                    ===========

------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                               Year Ended        Year Ended
                                            December 31, 1998 December 31, 1997
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
Net investment loss........................    $  (551,979)      $  (347,769)
Net realized gain on investments...........        714,676         4,615,862
Net change in unrealized appreciation of
 investments...............................     (4,694,671)        3,300,887
                                               -----------       -----------
  Net increase (decrease) in net assets
   from operations.........................     (4,531,974)        7,568,980
                                               -----------       -----------
Distributions to shareholders from net realized gains:
  Class A Shares...........................       (626,454)       (3,480,078)
  Class B Shares...........................        (70,383)         (233,027)
  Class N Shares...........................        (90,793)         (649,346)
                                               -----------       -----------
Total distributions to shareholders from
 net realized gains........................       (787,630)       (4,362,451)
                                               -----------       -----------
Share transactions--net (Note 4)...........       (527,440)       18,419,133
                                               -----------       -----------
  Net increase (decrease) in net assets....     (5,847,044)       21,625,662
Net Assets:
  Beginning of year........................     37,296,382        15,670,720
                                               -----------       -----------
  End of year..............................    $31,449,338       $37,296,382
                                               ===========       ===========

-------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
1.Summary of Accounting Policies.

Hudson Capital Appreciation Fund (the "Fund") is a series of The Fahnestock Funds, a Massachusetts business trust (the "Trust"). The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. Effective April 15, 1997, the Fund renamed its original shares Class A shares and added Class B Shares and Class N Shares. Its financial statements are prepared in accordance with generally accepted accounting principles as follows:

  a)Valuation of Securities

   Securities traded on a national securities exchange are valued at the price of the last sale on such exchange. If no sale has occurred, or if the security is traded only in the over-the-counter market, it will normally be valued at its current bid price. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which current quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

  b)Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

  c)Securities Transactions and Interest Income

   Securities transactions are recorded on a trade date basis. Interest income, including amortization of premium and discount, is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

  d)Dividends and Distributions

   Dividends and distributions to shareholders are recorded on the ex- dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

  e)Other

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.Investment Management Fees and Other Transactions with Affiliates.

Under the Investment Management Agreement, the Fund pays an investment management fee to Hudson Capital Advisors, Inc. (the "Advisor") equal to 1% of the Fund's average daily net assets up to $25 million and 0.75% of annual average net assets in excess of $25 million.

Under the Fund's Administration Agreement with Fahnestock & Co. Inc. (the "Administrator"), the Administrator has agreed to provide administrative services to the Fund at no charge.

The Advisor has voluntarily agreed to limit expenses to 2.0%, 2.5% and 2.0% of the average daily net assets for Class A Shares, Class B Shares and Class N Shares, respectively. During the year ended December 31, 1998, the Fund incurred investment management fees of $339,258. However, the Advisor has waived $78,060 of expenses in order to comply with the agreement as stated above.

In acting as Distributor during the year, Fahnestock & Co. Inc. earned $18,700 of commissions on sales of the Class A and $22,800 of contingent deferred sales charges on redemptions of Class B Shares.

Fees are paid to Trustees who are unaffiliated with the Advisor on the basis of $3,000 per annum plus $750 per meeting attended.

At December 31, 1998,  affiliated  Trustees  owned 20,284 shares  (0.91%) of the
Fund.

3.Distribution Plan.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution Plans (the "Plans") under which it may reimburse Fahnestock & Co. Inc. (the "Distributor") for expenses relating to the distribution of Class A Shares, Class B Shares, and Class N Shares at annual rates not to exceed a percentage of average daily net assets according to the schedule listed below. Distribution expenses incurred in a year in excess of the amounts listed below may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
loan rate may be charged to the Fund on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Fund's
statement  of  operations   for  the  year  in  which  they  become   accounting
liabilities.

                  Percentage of Average Daily
Share Class Name    Net Assets of the Class
- ----------------  ---------------------------
Class A Shares..             0.50%
Class B Shares..             1.00%
Class N Shares..             0.25%

4.Transactions in Shares of Beneficial Interest.

At December 31, 1998, the Fund had authorized an unlimited number of shares of beneficial interest ($.01 par value). Transactions in shares of beneficial interest were as follows:

                                       Year Ended             Year Ended
                                   December 31, 1998      December 31, 1997
                                  ---------------------  ---------------------
                                   Shares     Amount      Shares     Amount
                                  --------  -----------  --------  -----------
Class A Shares
Sold.............................  390,048  $ 6,133,114   643,522  $10,576,390
Issued on reinvestment of
 dividends and distributions.....   42,491      605,885   215,020    3,317,928
Redeemed......................... (452,478)  (6,483,983) (251,609)  (4,108,076)
                                  --------  -----------  --------  -----------
Net increase (decrease) in Class
 A Shares........................ (19,939)  $   255,016   607,933  $ 9,786,242
                                  ========  ===========  ========  ===========

-----------------------------------------------------------------------------

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                       Year Ended            Period Ended
                                   December 31, 1998     December 31, 1997(a)
                                  ---------------------  ----------------------
                                   Shares     Amount       Shares      Amount
                                  --------  -----------  ----------------------
Class B Shares
Sold............................    93,322  $ 1,528,022   118,105   $ 2,060,818
Issued on reinvestment of
 dividends and distributions....     4,962       70,213    14,954       229,987
Redeemed........................   (38,876)    (581,950)   (1,130)      (19,117)
                                  --------  -----------  --------  ------------
Net increase in Class B Shares..    59,408  $ 1,016,285   131,929   $ 2,271,688
                                  ========  ===========  ========  ============
                                       Year Ended            Period Ended
                                   December 31, 1998     December 31, 1997(a)
                                  ---------------------  ----------------------
                                   Shares     Amount       Shares      Amount
                                  --------  -----------  ----------------------
Class N Shares
Sold............................    76,054  $ 1,236,310   386,089  $  6,937,229
Issued on reinvestment of
 dividends and distributions....     6,295       89,773    41,696       642,949
Redeemed........................  (200,903)  (3,124,824)  (66,402)   (1,218,975)
                                  --------  -----------  --------  ------------
Net increase (decrease) in Class
 N Shares.......................  (118,554) $(1,798,741)  361,383  $  6,361,203
                                  ========  ===========  ========  ============
Net increase (decrease) in Fund
 Share transactions.............            $  (527,440)            $18,419,133
                                            ===========            ============

- --------
(a) Reflects operations from April 17, 1997 (date of initial public offering) to December 31, 1997.

5.Investment Transactions.

Purchases and sales of investment securities, other than short-term investments, totaled $14,690,762 and $17,208,281, respectively. Fahnestock & Co. Inc. did not earn any commissions for executing securities transactions of the Fund during the year ended December 31, 1998.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------------
------------------------------------------------------------------------------

6.Financial Highlights.

Class A Shares

(For a share outstanding throughout each period)

                                      Year Ended December 31,
                              ------------------------------------------------
                               1998      1997       1996      1995      1994
                              -------   -------    -------   -------   -------
 Net asset value, beginning
 of period..................  $ 16.18   $ 12.99    $ 11.39   $ 10.95   $ 13.72
 Income from investment
  operations:
 Net investment loss........    (0.24)*   (0.21)*    (0.10)    (0.03)    (0.06)
 Net realized and unrealized
  gain (loss) on
  investments...............    (1.43)     5.67       4.72      2.09     (1.48)
                              -------   -------    -------   -------   -------
 Total income (loss) from
  investment operations.....    (1.67)     5.46       4.62      2.06     (1.54)
                              -------   -------    -------   -------   -------
 Less dividends paid to shareholders:
 Dividends paid from net
  realized gain
  on investments............    (0.38)    (2.27)     (3.02)    (1.62)    (1.23)
                              -------   -------    -------   -------   -------
 Net asset value, end of
  period....................  $ 14.13   $ 16.18    $ 12.99   $ 11.39   $ 10.95
                              =======   =======    =======   =======   =======
Total return................   (10.35%)   42.88%     40.68%    18.94%   (11.22%)
Ratios/Supplemental Data
 Net assets, end of period
  (000 omitted).............  $25,336   $29,325    $15,671   $12,097   $15,874
 Ratio of gross expenses to
  average net assets........     2.18%     3.07%      3.50%     3.42%     2.76%
 Ratio of net expenses to
  average net assets........     2.00%     2.03%**    2.50%     2.50%     2.49%
 Ratio of net investment
  loss to average net
  assets....................    (1.46%)   (1.38%)    (1.13%)   (0.16%)   (0.46%)
 Portfolio turnover rate....    40.98%    50.46%     85.37%   197.71%   194.55%

- --------
 *Per share information presented is based on the average number of shares outstanding.

**Effective February 1, 1997, Class A Shares changed its expense limit from 2.50% to 2.00%.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Financial Highlights.

  Class B Shares

  (For a share outstanding throughout each period)

                                                           Year Ended
                                                          December 31,
                                                          ----------------
                                                           1998     1997*
                                                          ------    ------
  Net asset value, beginning of period................... $16.11    $13.54
  Income from investment operations:
  Net investment loss....................................  (0.34)**  (0.09)**
  Net realized and unrealized gain (loss) on investments.  (1.37)     4.93
                                                          ------    ------
     Total income from investment operations.............  (1.71)     4.84
                                                          ------    ------
  Less dividends paid to shareholders:
  Dividends paid from net realized gain on investments...  (0.38)    (2.27)
                                                          ------    ------
  Net asset value, end of period......................... $14.02    $16.11
                                                          ======    ======
Total return............................................. (10.64%)   36.54%
Ratios/Supplemental Data
  Net assets, end of period (000 omitted)................ $2,682    $2,125
  Ratio of gross expenses to average net assets..........   2.97%     3.54%
  Ratio of net expenses to average net assets............   2.50%     2.50%***
  Ratio of net investment loss to average net assets.....  (1.95%)   (0.77%)***
  Portfolio turnover rate................................  40.98%    50.46%

- --------
*Reflects operations from April 17, 1997 (date of initial public offering) to December 31, 1997.

**Per share information presented is based on the average number of shares outstanding.

*** Annualized.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

  Financial Highlights.

  Class N Shares

  (For a share outstanding throughout each period)

                                                           Year Ended
                                                          December 31,
                                                          ----------------
                                                           1998     1997*
                                                          ------    ------
  Net asset value, beginning of period................... $16.18    $13.54
  Income from investment operations:
  Net investment loss....................................  (0.24)**  (0.18)**
  Net realized and unrealized gain (loss) on investments.  (1.43)     5.09
                                                          ------    ------
     Total income from investment operations.............  (1.67)     4.91
                                                          ------    ------
  Less dividends paid to shareholders:
  Dividends paid from net realized gain on investments...  (0.38)    (2.27)
                                                          ------    ------
  Net asset value, end of period......................... $14.13    $16.18
                                                          ======    ======
Total return............................................. (10.35%)   37.09%
Ratios/Supplemental Data
  Net assets, end of period (000 omitted)................ $3,432    $5,846
  Ratio of gross expenses to average net assets..........   2.22%     3.04%
  Ratio of net expenses to average net assets............   2.00%     2.00%***
  Ratio of net investment loss to average net assets.....  (1.47%)   (1.48%)***
  Portfolio turnover rate................................  40.98%    50.46%

- --------
* Reflects operations from April 17, 1997 (date of initial public offering) to December 31, 1997.

** Per share information presented is based on the average number of shares outstanding.

*** Annualized.
--------------------------------------------------------------------------

---------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Hudson Capital Appreciation
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hudson Capital Appreciation Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

                                                     PricewaterhouseCoopers LLP

Kansas City, Missouri
February 19, 1999
---------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Hudson Capital
Appreciation Fund
(A Series of The Fahnestock Funds)
  125 Broad Street
  New York, New York 10004
  Telephone (800) 221-5588

Investment Advisor

  Hudson Capital Advisors, Inc.
  780 Third Avenue
  New York, New York 10022

Principal Distributor

  Fahnestock & Co. Inc.
  125 Broad Street
  New York, New York 10004

Custodian and Transfer Agent

  Investors Fiduciary Trust Company
  801 Pennsylvania Avenue
  Kansas City, Missouri 64105

----------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

       HUDSON CAPITAL
- --------------------------------
        APPRECIATION
- -----------------------------
            FUND

                                                                  Class A Shares
                                                                  Class B Shares
                                                                  Class N Shares


                                  Annual Report
                                December 31, 1998

                                   FAHNESTOCK
                                ESTABLISHED 1881

                              PART B, DOCUMENT 5

Pro Forma Combining Financial Statements of the Funds for the Fiscal Year Ended December 31, 1998

Hudson Capital and Ivy US Growth Fund Reorganization
Combined Statement of Operations
For the year ended December 31, 1998


                                Ivy US Emerging        Hudson            Adjustments           Pro Forma
                                  Growth Fund          Capital                                 Combined

Dividend Income                    $                    $                                         $
                                    7,327               22,497                                    29,824
Interest Income
                                   245,641              176,914                                   422,555
                             -------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------
     Investment Income
                                   252,968              199,411                  -                452,379
                             -------------------------------------------------------------------------------------


Management Fee                                                                       (a)
                                   985,816              339,258           (25,620)              1,299,454
Transfer Agent                                                                       (b)
                                   314,453              133,459           (76,820)                371,092
Administrative services fee                                                          (c)
                                   115,978                                  36,898                152,876
Custodian fees
                                   17,487                6,704                                    24,191
Blue Sky fees
                                   44,148                                                         44,148
Auditing and accounting fees                                                          (d)
                                   23,721               59,243           (30,784)                 52,180
Shareholder reports
                                   26,793                                                         26,793
Fund accounting
                                   98,957                                                         98,957
Trustees' fees                                                                        (e)
                                    8,471               18,000           (18,000)                  8,471
12b-1 service &
distribution fees                                                          (f)
                                  710,138              102,465             10,492                823,095
Legal                                                                                  (g)
                                   22,570              119,005           (96,000)                 45,575
Other                                                                                  (h)
                                   19,131               51,316           (11,707)                 58,740
                             -------------------------------------------------------------------------------------
     Total expenses             2,387,663
                                                       829,450          (211,541)              3,005,572

Expenses waived or reimbursed                                                          (i)
                                   -                    78,060           (78,060)                      -
                             -------------------------------------------------------------------------------------

     Net investment loss     $   (2,134,695)      $   (551,979)            $                      $
                                                                            133,481            (2,553,193)
                             =====================================================================================

(a)  to reduce Hudson Capital's management fee to Ivy US Growth's rate of 0.85%.

(b) to remove Hudson Capital's minimum transfer agency fees. Ivy US Growth does not charge minimum fees.

(c) to record Administrative Service Fee of 0.10%. Hudson Capital does not charge an Administrative Service Fee.

(d) to remove Hudson Capital's auditing and certain fund accounting fees. Ivy US Growth's fees would remain constant.

(e) to remove Hudson Capital's Trustee fees. Ivy US Growth's fees would remain constant.

(f) to adjust Hudson Capital's Class A shares' 12b-1 fees of 0.50% to Ivy US Growth's rate of 0.25%. Hudson Capital's Class A shares are not charged 12b-1 fees once they are held more than 4 years.

(g) to remove Hudson Capital's Blue Sky fees and certain other legal fees where Ivy US Growth's fees would remain constant.

(h) to remove Hudson Capital's additional Trustee meeting expenses and certain printing costs. Ivy US Growth's fees would remain constant.

(i) to remove expense reimbursement no longer required on Hudson' Capital's assets because Ivy US Growth's experienced ratio is under its limit.


              Hudson Capital and Ivy US Growth Fund Reorganization
                  Combined Statement of Assets and Liabilities
                      For the year ended December 31, 1998

                                      Ivy US Emerging     Hudson           Adjustments             Pro Forma
                                        Growth Fund       Capital                                   Combined

Investments                              $125,170,253     $ 30,852,816                          $   156,023,069
Cash                                                                                                  1,511,616
                                            1,510,914              702
Receivable - investments sold
                                              156,445           33,754                                  190,199
Receivable - fund shares sold                                                                         1,230,605
                                               70,097        1,160,508
Other assets
                                               12,599            6,931                                   19,530
                                     ---------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------
     Total assets                         126,920,308                                               158,975,019
                                                            32,054,711             -
                                     ---------------------------------------------------------------------------

Payable - investments purchased
                                              151,838          232,500                                  384,338
Payable - fund shares repurchased
                                              259,296           70,581                                  329,877
Payable - management fee                                                             (a)
                                               84,485                       (25,620)                     58,865
Payable - 12b-1 fees                                                                 (f)
                                               61,460                         10,492                     71,952
Other payables to related parties                                                    (C)
                                               46,532                         36,898                     83,430
Accrued Expenses                                                                  (b)(d)(e)(g)(h)(i)
                                               11,617          302,292     (155,251)                    158,658
                                     ---------------------------------------------------------------------------
     Total liabilities                                                                                1,087,120
                                              615,228          605,373     (133,481)
                                     ---------------------------------------------------------------------------

Net assets                               $126,305,080     $ 31,449,338             $            $   157,887,899
                                                                             133,481
                                     ===========================================================================


(a)  to reduce Hudson Capital's management fee to Ivy US Growth's rate of 0.85%.

(b) to remove Hudson Capital's minimum transfer agency fees. Ivy US Growth does not charge minimum fees.

(c) to record Administrative Service Fee of 0.10%. Hudson Capital does not charge an Administrative Service Fee.

(d) to remove Hudson Capital's auditing and certain fund accounting fees. Ivy US Growth's fees would remain constant.

(e) to remove Hudson Capital's Trustee fees. Ivy US Growth's fees would remain constant.

(f) to adjust Hudson Capital's Class A shares' 12b-1 fees of 0.50% to Ivy US Growth's rate of 0.25%. Hudson Capital's Class A shares are not charged 12b-1 fees once they are held more than 4 years.

(g) to remove Hudson Capital's Blue Sky fees and certain other legal fees where Ivy US Growth's fees would remain constant.

(h) to remove Hudson Capital's additional Trustee meeting expenses and certain printing costs. Ivy US Growth's fees would remain constant.

(i) to remove expense reimbursement no longer required on Hudson' Capital's assets because Ivy US Growth's expense ratio is under its limit.

                                     PART C

                                OTHER INFORMATION

Item 15           Indemnification

     A policy of insurance covering Ivy Management, Inc. and the Registrant will insure the Registrant's trustees and officers and others against liability arising by reason of an actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other negligent act.

     Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust, dated December 10, 1992. (Incorporated by reference to Exhibit XX to Post-Amendment No. 71 to Registration Statement No. 2-17613.)

Item 16  Exhibits

Articles of Incorporation:

(a) Amended and Restated Declaration of Trust dated December 10, 1992, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(b) Redesignation of Shares of Beneficial Interest and Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest (No Par Value) filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(c) Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(d) Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(e)  Establishment  and  Designation of Additional  Series (Ivy Emerging  Growth
     Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(f) Redesignation of Shares (Ivy Growth with Income Fund--Class A) and Establishment and Designation of Additional Class (Ivy Growth with Income Fund--Class C), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(g)  Redesignation  of Shares (Ivy  Emerging  Growth  Fund--Class  A, Ivy Growth
     Fund--Class   A  and  Ivy   International   Fund--Class   A),   filed  with
     Post-Effective Amendment No. 102 and incorporated by reference herein.

(h) Establishment and Designation of Additional Series (Ivy China Region Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(i) Establishment and Designation of Additional Class (Ivy China Region Fund--Class B, Ivy Emerging Growth Fund--Class B, Ivy Growth Fund--Class B, Ivy Growth with Income Fund--Class B and Ivy International Fund--Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(j)  Establishment  and  Designation  of  Additional  Class  (Ivy  International
     Fund--Class   I),   filed  with   Post-Effective   Amendment   No. 102  and
     incorporated by reference herein.

(k) Establishment and Designation of Series and Classes (Ivy Latin American Strategy Fund--Class A and Class B, Ivy New Century Fund--Class A and Class
     B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(l) Establishment and Designation of Series and Classes (Ivy International Bond Fund--Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(m) Establishment and Designation of Series and Classes (Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Short-Term US Government Securities Fund (now known as Ivy Short-Term Bond Fund) -- Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(n) Redesignation of Ivy Short-Term U.S. Government Securities Fund as Ivy Short-Term Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(o) Redesignation of Shares (Ivy Money Market Fund--Class A and Ivy Money Market Fund--Class B), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

(p) Form of Establishment and Designation of Additional Class (Ivy Bond Fund--Class C; Ivy Canada Fund--Class C; Ivy China Region Fund--Class C; Ivy Emerging Growth Fund--Class C; Ivy Global Fund--Class C; Ivy Growth Fund--Class C; Ivy Growth with Income Fund--Class C; Ivy International Fund--Class C; Ivy Latin America Strategy Fund--Class C; Ivy International Bond Fund--Class C; Ivy Money Market Fund--Class C; Ivy New Century Fund--Class C), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

(q) Establishment and Designation of Series and Classes (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

(r) Establishment and designation of Series and Classes (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

(s) Establishment and designation of Series and Classes (Ivy Pan-Europe Fund--Class A, Class B and Class C), filed with Post-Effective Amendment No. 92 and incorporated by reference herein.

(t) Establishment and designation of Series and Classes (Ivy International Fund II--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(u) Form of Establishment and Designation of Additional Class (Ivy Asia Pacific Fund--Advisor Class; Ivy Bond Fund--Advisor Class; Ivy Canada Fund--Advisor Class; Ivy China Region Fund--Advisor Class; Ivy Emerging Growth Fund--Advisor Class; Ivy Global Fund--Advisor Class; Ivy Global Natural Resources Fund--Advisor Class; Ivy Global Science & Technology Fund--Advisor Class; Ivy Growth Fund--Advisor Class; Ivy Growth with Income Fund--Advisor Class; Ivy International Bond Fund--Advisor Class; Ivy International Fund II--Advisor Class; Ivy International Small Companies Fund--Advisor Class; Ivy Latin America Strategy Fund--Advisor Class; Ivy New Century Fund--Advisor Class; Ivy Pan-Europe Fund--Advisor Class), filed with Post-Effective Amendment No. 96 and incorporated by reference herein.

(v) Redesignations of Series and Classes (Ivy Emerging Growth Fund redesignated as Ivy US Emerging Growth Fund; Ivy New Century Fund redesignated as Ivy Developing Nations Fund; and, Ivy Latin America Strategy Fund redesignated as Ivy South America Fund), filed with Post-Effective Amendment No. 97 to Registration Statement 2-17613 and incorporated by reference herein.

(w) Redesignation of Series and Classes and Establishment and Designation of Additional Class (Ivy International Bond Fund redesignated as Ivy High Yield Fund; Class I shares of Ivy High Yield Fund established), filed with Post-Effective Amendment No. 98 to Registration Statement 2-17613 and incorporated by reference herein.

(x) Establishment and designation of Series and Classes (Ivy US Blue Chip Fund--Class A, Class B, Class C, Class I and Advisor Class), filed with Post-Effective Amendment No. 101 to Registration Statement 2-17613 and incorporated by reference herein.

(y) Redesignation of Series and Classes (Ivy High Yield Fund redesignated as Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(z) Establishment and designation of Series and Classes (Ivy European Opportunities Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein. By-laws:

(a) By-Laws, as amended, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

Not Applicable.

4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement on Form N-14.

5.       Instruments Defining the Rights of Security Holders:

(a) Specimen Securities for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 49 and incorporated by reference herein.

(b) Specimen Security for Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 70 and incorporated by reference herein.

(c) Specimen Security for Ivy China Region Fund, filed with Post-Effective Amendment No. 74 and incorporated by reference herein.

(d) Specimen Security for Ivy Latin American Strategy Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein.

(e) Specimen Security for Ivy New Century Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein.

(f)  Specimen   Security   for  Ivy   International   Bond   Fund,   filed  with
     Post-Effective Amendment No. 76 and incorporated by reference herein.

(g) Specimen Securities for Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 77 and incorporated by reference herein. Investment Advisory Contracts:

(a) Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. and Supplements for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(b) Subadvisory Contract by and among Ivy Fund, Ivy Management, Inc. and Boston Overseas Investors, Inc., filed with Post -Effective Amendment No. 102 and incorporated by reference herein.

(c)  Assignment   Agreement  relating  to  Subadvisory   Contract,   filed  with
     Post-Effective Amendment No. 102 and incorporated by reference herein.

(d)  Business  Management and Investment  Advisory Agreement  Supplement for Ivy
     Emerging Growth Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(e)  Business  Management and Investment  Advisory Agreement  Supplement for Ivy
     China  Region  Fund,  filed  with  Post-Effective   Amendment  No. 102  and
     incorporated by reference herein.

(f) Business Management and Investment Advisory Supplement for Ivy Latin America Strategy Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(g)  Business  Management and Investment  Advisory Agreement  Supplement for Ivy
     New  Century  Fund,  filed  with   Post-Effective   Amendment  No. 102  and
     incorporated by reference herein.

(h) Business Management and Investment Advisory Agreement Supplement for Ivy International Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(i) Business Management and Investment Advisory Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(j) Master Business Management Agreement between Ivy Fund and Ivy Management, Inc., filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(k)  Supplement  to  Master  Business   Agreement   between  Ivy  Fund  and  Ivy
     Management, Inc. (Ivy Canada Fund), filed with Post-Effective Amendment No. 102 and incorporated be reference herein.

(l) Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corporation, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(m) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Science & Technology Fund), filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

(n) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Asia Pacific Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

(o) Form of Supplement to Master Business Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

(p) Form of Supplement to Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corporation (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

(q) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Pan-Europe Fund), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(r) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy International Fund
     II), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(s) Addendum to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

(t) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

(u) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 to Registration Statement 2-17613 and incorporated by reference herein.

(v) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy International Strategic Bond
     Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(w) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(x) Subadvisory Agreement between Ivy Management, Inc. and Henderson Investment Management Limited (Ivy International Small Companies Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(y) Amendment to Subadvisory Agreement between Ivy Management, Inc. and Henderson Investment Management Limited (Ivy European Opportunities Fund) filed with this Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein. Underwriting Contracts:

(a) Dealer Agreement, as amended, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(b) Amended and Restated Distribution Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(c) Addendum to Amended and Restated Distribution Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(d) Addendum to Amended and Restated Distribution Agreement (Ivy Money Market Fund--Class A and Class B), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

(e) Form of Addendum to Amended and Restated Distribution Agreement (Class C), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

(f) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

(g) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C, and Class I), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

(h) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Pan-Europe Fund--Class A, Class B and Class C), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(i) Form of Addendum to Amended and Restated Distribution Agreement (Ivy International Fund II--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(j) Form of Addendum to Amended and Restated Distribution Agreement (Advisor Class), filed with Post-Effective Amendment No. 96 and incorporated by reference herein.

(k) Addendum to Amended and Restated Distribution Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

(l)  Addendum to Amended and  Restated  Distribution  Agreement  (Ivy High Yield
     Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

(m)  Addendum to Amended and Restated  Distribution  Agreement (Ivy US Blue Chip
     Fund),  filed  with   Post-Effective   Amendment  No. 101  to  Registration
     Statement 2-17613 and incorporated by reference herein.

(n) Addendum to Amended and Restated Distribution Agreement (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(o)  Addendum to Amended  and  Restated  Distribution  Agreement  (Ivy  European
     Opportunities  Fund)  filed  with  Post-Effective   Amendment  No.  110  to
     Registration Statement No. 2-17613 and incorporated by reference herein.

(p) Amended and Restated Distribution Agreement, filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

Bonus or Profit Sharing Contracts: Inapplicable.

9.       Custodian Agreements:

(a) Custodian Agreement between Ivy Fund and Brown Brothers Harriman& Co., filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

Foreign Custody Manager Delegation Agreement between Ivy Fund and Brown Brothers Harriman & Co., filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

11.  Opinion and Consent of Dechert Price & Rhoads filed herewith.

12. Form of opinion and consent of Dechert Price & Rhoads supporting the tax matters and consequences to shareholders discussed in the prospectus filed herewith.

13.  Other Material Contracts:

(a) Master Administrative Services Agreement between Ivy Fund and Mackenzie Investment Management Inc. and Supplements for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(b)  Addendum  to   Administrative   Services   Agreement   Supplement  for  Ivy
     International  Fund,  filed  with  Post-Effective   Amendment  No. 102  and
     incorporated by reference herein.

(c) Administrative Services Agreement Supplement for Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(d) Administrative Services Agreement Supplement for Ivy Money Market Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(e) Administrative Services Agreement Supplement for Ivy China Region Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(f)  Administrative  Services  Agreement  Supplement  for  Class I Shares of Ivy
     International  Fund,  filed  with  Post-Effective   Amendment  No. 102  and
     incorporated by reference herein.

(g) Master Fund Accounting Services Agreement between Ivy Fund and Mackenzie Investment Management Inc. and Supplements for Ivy Growth Fund, Ivy Emerging Growth Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(h) Fund Accounting Services Agreement Supplement for Ivy Growth with Income Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(i) Fund Accounting Services Agreement Supplement for Ivy China Region Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(j)  Transfer Agency and Shareholder Services Agreement between Ivy Fund and Ivy
     Management,   Inc.,  filed  with   Post-Effective   Amendment  No. 102  and
     incorporated by reference herein.

(k) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(l) Assignment Agreement relating to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(m) Administrative Services Agreement Supplement for Ivy Latin America Strategy Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(n) Administrative Services Agreement Supplement for Ivy New Century Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(o) Fund Accounting Services Agreement Supplement for Ivy Latin America Strategy Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(p) Fund Accounting Services Agreement Supplement for Ivy New Century Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(q) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(r) Administrative Services Agreement Supplement for Ivy International Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(s) Fund Accounting Services Agreement Supplement for International Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(t) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No.102 and incorporated by reference herein.

(u) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No.102 and incorporated by reference herein.

(v) Administrative Services Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(w) Fund Accounting Services Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(x) Form of Administrative Services Agreement Supplement (Class C) for Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy Latin America Strategy Fund, Ivy Money Market Fund and Ivy New Century Fund, filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

(y) Form of Addendum to Transfer Agency and Shareholder Services Agreement (Class C), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

(z) Form of Administrative Services Agreement Supplement for Ivy Global Science & Technology Fund, filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

(aa) Form of Fund Accounting Services Agreement Supplement for Ivy Global Science & Technology Fund, filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

(bb) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy Global Science & Technology Fund, filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

(cc) Form of Administrative Services Agreement Supplement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund, filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

(dd) Form of Fund Accounting Services Agreement Supplement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund, filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

(ee) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund, filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

(ff) Form of Administrative Services Agreement Supplement for Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(gg) Form of Fund Accounting Services Agreement Supplement for Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(hh) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(ii) Form of Administrative Services Agreement Supplement for Ivy International Fund II, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(jj) Form of Fund Accounting Services Agreement Supplement for Ivy International Fund II, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(kk) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy International Fund II, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.

(ll) Form of Administrative Services Agreement Supplement (Advisor Class) for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Bond Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 96 and incorporated by reference herein.

(mm) Form of Addendum  to Transfer  Agency and  Shareholder  Services  Agreement
     (Advisor   Class),   filed  with   Post-Effective   Amendment   No. 96  and
     incorporated by reference herein.

(nn) Addendum to Administrative Services Agreement (Ivy Developing Nations Fund,
     Ivy  South  America  Fund,  Ivy  US  Emerging  Growth  Fund),   filed  with
     Post-Effective Amendment No. 98 and incorporated by reference herein.

(oo) Addendum to Fund Accounting Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

(pp) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

(qq) Addendum to Fund Accounting Services Agreement (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

(rr) Addendum to Administrative Services Agreement (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

(ss) Amended Addendum to Transfer Agency and Shareholder Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 and incorporated by reference herein (a corrected version of which was filed with Post-Effective Amendment No. 99).

(tt) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 to Registration Statement 2-17613 and incorporated by reference herein.

(uu) Addendum to Fund Accounting Services Agreement (Ivy US Blue Chip Fund), to be filed with Post-Effective Amendment No. 101 to Registration Statement 2-17613 and incorporated by reference herein.

(vv) Addendum to Administrative Services Agreement (Ivy US Blue Chip Fund), filed with Post-Effective Amendment No. 101 to Registration Statement 2-17613 and incorporated by reference herein.

(ww) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(xx) Addendum to Fund Accounting Services Agreement (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(yy) Addendum to Administrative Services Agreement (Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(zz) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy European Opportunities Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(aaa)Addendum to Fund Accounting Services Agreement (Ivy European  Opportunities
     Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

(bbb)Addendum to Administrative  Services Agreement (Ivy European  Opportunities
     Fund) filed with Post-Effective Amendment No. 110 to Registration Statement No. 2-17613 and incorporated by reference herein.

14.  Consent of independent accountants filed herewith.

15.  Inapplicable

16.  Powers of Attorney filed herewith

17.  Form of proxy card filed herewith.

Item 17 Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 21st day of July, 1999.

                               IVY FUND
                               By:   /s/ C. William Ferris*
                                       C. William Ferris, Secretary/Treasurer
*By:     /s/ Joseph R. Fleming
         Joseph R. Fleming
         Attorney-in-fact

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                    TITLE                  DATE

/s/ Keith J. Carlson*               President and Trustee         7/13/99
Keith J. Carlson

/s/ John S. Anderegg, Jr.*                 Trustee                7/13/99
John S. Anderegg, Jr.

/s/ Paul H. Broyhill*                      Trustee                7/09/99
Paul H. Broyhill

/s/Stanley Channick*                       Trustee                7/09/99
Stanley Channick

/s/ Frank W. DeFriece, Jr.*                Trustee                7/09/99
Frank W. DeFriece, Jr.

/s/ Roy J. Glauber*                        Trustee                7/13/99
Roy J. Glauber

/s/ Joseph G. Rosenthal*                   Trustee                7/08/99
Joseph G. Rosenthal

/s/ Richard N. Silverman*                  Trustee                7/10/99
Richard N. Silverman

/s/ J. Brendan Swan*                       Trustee                7/12/99
J. Brendan Swan

/s/ C. William Ferris*         Secretary/Treasurer (Principal     7/09/99
C. William Ferris              Financial and Accounting Officer)



*By:     /s/ Joseph R. Fleming                              July 21, 1999
         Joseph R. Fleming
         Attorney-in-fact

*Executed   pursuant  to  powers  of  attorney   filed  with  the   Registrant's
Registration Statement on Form N-14 as filed with the Commission electronically on July 21, 1999.

                                   EXHIBIT 11

                        DECHERT PRICE & RHOADS LETTERHEAD

                                  July 21, 1999

Ivy Fund
  on behalf of Ivy US Emerging Growth Fund
Via Mizner Financial Plaza
700 South Federal Highway
Suite 300
Boca Raton, FL  33432

Dear Sirs:

     We have acted as counsel to Ivy Fund, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Trust in connection with the acquisition by Ivy US Emerging Growth Fund, a series of the Trust, of the assets of Hudson Capital Appreciation Fund, a series of The Fahnestock Funds, which shares are registered on a Form N-14 Registration Statement (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission.

     We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various trust records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

     On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Trust being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Trust, upon transfer of the assets of Hudson Capital Appreciation Fund pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

     We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                                               Very truly yours,

                                               /s/ DECHERT PRICE & RHOADS

                                   EXHIBIT 12

                              [Closing Date], 1999

The Fahnestock Funds
in respect of
Hudson Capital Appreciation Fund
125 Broad Street
New York, New York  10004

Ivy Fund
in respect of
Ivy US Emerging Growth Fund
Via Mizner Financial Plaza
700 South Federal Highway
Suite 300
Boca Raton, Florida  33432

Gentlemen:

     You have requested our opinion regarding certain federal income tax consequences to Hudson Capital Appreciation Fund ("Target"), a separate series of The Fahnestock Funds ("Fahnestock"), to the holders of the shares of beneficial interest (the "shares") of Target (the "Target shareholders"), and to Ivy US Emerging Growth Fund ("Acquiring Fund"), a separate series of Ivy Fund ("Ivy"), in connection with the proposed transfer of substantially all of the assets of Target to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund shares"), followed by the distribution of such Acquiring Fund shares received by Target in complete liquidation, all pursuant to the Agreement and Plan of Reorganization (the "Plan") dated [ ], 1999 (the "Reorganization").

     For purposes of this opinion,  we have examined and rely upon (1) the Plan,
(2) the Proxy Statement filed by Ivy with the Securities and Exchange Commission, (3) the facts and representations contained in the letter dated [Closing Date], 1999, addressed to us from Fahnestock on behalf of Target, (4) the facts and representations contained in the letter dated [Closing Date], 1999 addressed to us from Ivy on behalf of Acquiring Fund, and (5) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

     This opinion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan and the Proxy Statement referred to above.

     Based upon the foregoing, it is our opinion that:

1. The acquisition by Acquiring Fund of substantially all of the assets of Target in exchange solely for Acquiring Fund shares, followed by the distribution of such Acquiring Fund shares to the Target shareholders in exchange for their Target shares in complete liquidation of Target, will constitute a reorganization within the meaning of Section 368(a) of the Code. Acquiring Fund and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

2. No gain or loss will be recognized to Target upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares, or upon the distribution to the Target shareholders of the Acquiring Fund shares.

3. No gain or loss will be recognized by Acquiring Fund upon the receipt of Target's assets in exchange for Acquiring Fund shares.

4. The basis of the assets of Target in the hands of Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of Target immediately prior to the Reorganization exchange.

5. The holding period of Target's assets in the hands of Acquiring Fund will include the period during which the assets were held by Target.

6. No gain or loss will be recognized to the Target shareholders upon the receipt of Acquiring Fund shares solely in exchange for Target shares.

7. The basis of the Acquiring Fund shares received by the Target shareholders will be the same as the basis of the Target shares surrendered in exchange therefor.

8. The holding period of the Acquiring Fund shares received by the Target shareholders will include the holding period of the Target shares surrendered in exchange therefor, provided that such Target shares were held as capital assets in the hands of the Target shareholders upon the date of the exchange. We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 to be filed by Ivy with the Securities and Exchange Commission.

                                                          Very truly yours,

                                          EXHIBIT 14, page 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Ivy Fund:

We hereby consent to the inclusion in the Registration Statement of Ivy Fund on Form N-14 (File No. 2-17613) of our report dated February 12, 1999 on our audit of the financial statements and financial highlights of Ivy US Emerging Growth Fund. We also consent to the reference to our Firm under the heading "Financial Highlights."



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
July 20, 1999

                               EXHIBIT 14, page 2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the inclusion in the Registration Statement on Form N-14 (File No. 2-17613) of the Ivy Fund of our report dated February 19, 1999 on our audits of the financial statements and financial highlights of the Hudson Capital Appreciation Fund, which report is included in the Annual Report to Shareholders for the year ended December 31, 1998, which is incorporated by reference in the Registration Statement. We also consent to the reference in the Statement of Additional Information to our Firm under the caption "Independent Accountants."


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
July 20, 1999

                                   EXHIBIT 16

                               POWERS OF ATTORNEY

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Joseph R. Fleming and John V. O'Hanlon and each of them, severally, or if more than one acts, a majority of them, his/her true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and the purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signature                               Title                 Date


/s/ John S. Anderegg, Jr.
---------------------------------------
John S. Anderegg, Jr.                   Trustee               7/13/99

/s/ Paul H. Broyhill
---------------------------------------
Paul H. Broyhill                        Trustee               7/09/99

/s/ Keith J. Carlson
---------------------------------------
Keith J. Carlson                        Trustee/President     7/13/99

/s/ Stanley Channick
---------------------------------------
Stanley Channick                        Trustee               7/09/99

/s/ Frank W. DeFriece, Jr.
---------------------------------------
Frank W. DeFriece, Jr.                  Trustee               7/09/99

/s/ Roy J. Glauber
---------------------------------------
Roy J. Glauber                          Trustee               7/13/99

/s/ Joseph G. Rosenthal
---------------------------------------
Joseph G. Rosenthal                     Trustee               7/08/99

/s/ Richard N. Silverman
---------------------------------------
Richard N. Silverman                    Trustee               7/10/99

/s/ J. Brendan Swan
---------------------------------------
J. Brendan Swan                         Trustee               7/12/99

/s/ C. William Ferris
---------------------------------------
C. William Ferris                       Secretary/Treasurer   7/09/99

                                   EXHIBIT 17
                                  FORM OF PROXY

                        HUDSON CAPITAL APPRECIATION FUND
                                   A Series of
                              THE FAHNESTOCK FUNDS


                           PROXY SOLICITED BY TRUSTEES

     The undersigned, having received Notice of the September 22, 1999 Special Meeting of Shareholders (the "Special Meeting") of Hudson Capital Appreciation Fund (the "Fund"), a series of The Fahnestock Funds (the "Trust"), and the related Proxy Statement/Prospectus, hereby appoints _______________, ______________, and ___________________________, and each of them, as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting and any adjournments thereof.

PLEASE INDICATE VOTE ON REVERSE SIDE OF CARD.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.



   Dated: __________________, 1999

   __________________________________

   __________________________________

Please sign name or names as appearing on proxy. If signing as a representative, please include capacity.



Please indicate by filling in the appropriate box below, as shown, using blue or black ink or dark pencil, do not use red ink.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                                          FOR   AGAINST  ABSTAIN
1.  Approval of the Agreement and Plan of
     Reorganization between the Trust, on behalf of the Fund, and Ivy Fund, on behalf of Ivy US
     Emerging Growth Fund, as set forth in the Proxy
     Statement/Prospectus.

                                                       _______  ______  _______

2.   In the discretion of the proxies, on any other
     matters that may properly come before the meeting.
                                                       _______  ______  _______


As to matters set forth in Item 1 above, this proxy will be voted in accordance with the specifications of the shareholder.


PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.